                                Preliminary Copy

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14 (a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                        [  ]  Confidential, for use of the commission only
                                                             (as permitted by rule 14A-6 (E) (2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PRINCETON VIDEO IMAGE, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[  ] No fee required.

[x] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

               Common Stock and Warrants to Purchase Common Stock
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       (2)  Aggregate number of securities to which transaction applies:

                                   3,715,178
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       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

2,678,353 shares valued at $3.11 per share as calculated on March 22, 2001; 1,036,825 shares based on warrants valued at $1,228,885 as calculated by an independent accountant
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
       (4)  Proposed maximum aggregate value of transaction:


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       (5)  Total fee paid:

            $1,912.
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:


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       (2)  Form, Schedule or Registration Statement No.:


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       (3)  Filing Party:


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       (4)  Date Filed:


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

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

DEAR SHAREHOLDER:

     You are cordially invited to attend a special meeting of shareholders of Princeton Video Image, Inc., or PVI, on [DATE] at [TIME], at our principal executive offices located at 15 Princess Road, Lawrenceville, New Jersey.

     At the meeting you will be asked to consider and approve three proposals:

     - the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, and the transactions contemplated therein pursuant to which PVI will acquire Publicidad Virtual, S.A. de C.V., a Mexican corporation ("Publicidad"); after the transaction, Publicidad will become a wholly-owned subsidiary of PVI;

     - the issuance and sale of shares of our common stock and warrants to purchase shares of our common stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between Princeton Video Image, Inc. and PVI Holding, LLC, a Delaware limited liability company and the indirect wholly-owned subsidiary of Cablevision Systems Corporation; and

     - the Agreement and Plan of Merger which proposes to change PVI's state of incorporation from New Jersey to Delaware.

     Our board of directors (other than for board members who recused themselves from participating, due to their interest in the transaction, with regard to the vote on the Reorganization Agreement) has unanimously approved the three items you are being asked to consider and approve at this meeting. Our board of directors believes that these proposals are fair to and in the best interests of PVI and PVI's shareholders. Therefore, the board of directors recommends that you vote in favor of the Reorganization Agreement, the issuance and sale of shares and warrants under the Stock and Warrant Purchase Agreement and the Agreement and Plan of Merger and reincorporation.

     The attached Notice of Meeting and Proxy Statement describe the transactions contemplated by the Reorganization Agreement, the Stock and Warrant Purchase Agreement and the Agreement and Plan of Merger and the reincorporation of PVI as a Delaware corporation. We urge you to read these materials carefully.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          Brown F Williams
                                          Chairman of the Board

Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, NJ 08648

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of Princeton Video Image, Inc. will be held at PVI's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey on [DATE] at [TIME], local time, for the following purposes:

     (1) To approve the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, between Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC, and the transactions contemplated therein.

     (2) To approve the issuance and sale of shares of our common stock and warrants to purchase shares of our common stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to a Stock and Warrant Purchase Agreement between Princeton Video Image, Inc. and PVI Holding, LLC, dated as of February 4, 2001.

     (3) To approve a merger of PVI into a newly formed, wholly-owned Delaware corporation in order to change PVI's state of incorporation from New Jersey to Delaware.

     (4) To conduct any other business that may properly be raised at the meeting, or any adjournment of the meeting.

     Only shareholders of record on [RECORD DATE] may vote at the meeting. A complete list of such shareholders will be open to the examination of any shareholder at PVI's principal executive offices at 15 Princess Road, Lawrenceville, NJ 08648 for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, IF YOU ARE UNABLE TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE PVI THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES,

EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery,
                                          Vice President of Business Development
                                          and Assistant Secretary

Lawrenceville, New Jersey
               , 2001

                                PRELIMINARY COPY

                          PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                            LAWRENCEVILLE, NJ 08648

                                PROXY STATEMENT

     We are furnishing this Proxy Statement in connection with our special meeting of shareholders, which will be held at PVI's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey on [DATE] at [TIME], local time. Holders of our common stock, as recorded in our stock register at the close of business on [RECORD DATE], may vote at the meeting and any adjournment of the meeting. Each share of common stock is entitled to one vote on any matter
presented at the meeting. As of [RECORD DATE], there were                shares
of our common stock outstanding.

     This Proxy Statement, together with the proxy card, is being mailed to you on or about [DATE SENT TO SHAREHOLDERS].

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     PVI's board of directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against the proposals, or for or against any of them, or abstain from voting. We will vote as you direct.

     If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of each of the three proposals presented in this Proxy Statement:

     - the Reorganization Agreement, dated as of December 28, 2000, as amended by the Amendment Agreement on February 4, 2001, between Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC and the transactions contemplated therein;

     - the issuance and sale of the shares and warrants, including the shares to be issued upon exercise of the warrants, pursuant to the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between PVI Holding, LLC, and Princeton Video Image, Inc.; and

     - the reincorporation of PVI as a Delaware corporation.

     Furthermore, if any other matters come before the meeting or any adjournment of the meeting, each proxy will be voted in the discretion of the individuals named as proxies on the card.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying PVI's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the holders of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     Proposals 1 and 2 of this Proxy Statement are being submitted to you for consideration and approval in accordance with National Association of Securities Dealers ("NASD") Rule 4350(i)(1). Rule 4350(i)(1)
requires that a corporation obtain the approval of its shareholders prior to:
(i) the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to or greater than 20% of the common stock outstanding before the issuance (other than in a public offering) when the issuance will be for less than the greater of book or market value of the stock, or (ii) when the issuance will result in a change in control of the issuer. The NASD may deem the sale or issuance of greater than 20% of a corporation's voting stock as a change in control under this Rule. The shares and warrants to be issued under Proposal 1 to Presencia en Medios, S.A. de C.V. ("Presencia") and under Proposal 2 to PVI Holding LLC, including the shares to be issued upon exercise of the warrants under the respective proposals, each constitute an issuance of over 20% of our common stock which was outstanding prior to each of the transactions. Accordingly, the approval of our shareholders, by a majority of the votes cast at the special meeting, is required for the issuance of shares, warrants and shares to be issued upon exercise of the warrants under the Reorganization Agreement, and the Stock Purchase Agreement. Proposal 3 is submitted to you for consideration and approval in accordance with the requirements of the New Jersey Business Corporation Act.

     Approval of each of the 3 proposals set forth in this Proxy Statement requires the affirmative vote of a majority of the votes cast at the meeting, whether in person or by proxy. Only votes for or against a proposal count. Brokers may submit proxies that do not indicate a vote for a proposal because such brokers do not have discretionary voting authority on the proposal and have not received instructions from their customers on those proposals (i.e., broker non-votes). These broker non-votes are not considered to be shares present for the purpose of calculating the vote on such a proposal and will not affect the outcome of such a proposal. Similarly, abstentions to a proposal are not counted as votes cast in favor of the proposal and, accordingly, will have no effect on the outcome of a vote on such a proposal. Also, according to the NASD, the shares owned by PVI Holding, LLC, as of the date hereof, may not be voted in favor of or against Proposal 2 of this Proxy Statement and will be treated in the same manner as broker non-votes.

     As required by the Stock Purchase Agreement, we have entered into a Shareholders Agreement with PVI Holding, LLC, Mr. Williams and Presencia. Pursuant to the Shareholders Agreement, Mr. Williams and Presencia have agreed to vote all shares of our common stock which they have the right to vote in favor of Proposals 2 and 3 of this Proxy Statement. As of February 28, 2001, Mr. Williams and Presencia have the right to vote 907,649 shares of our common stock.

     Any other matters considered at the meeting, including an adjournment, will require the affirmative vote of a majority of shares voting.

     If you require any further information, you may contact us at the following address and telephone number:

        PRINCETON VIDEO IMAGE, INC.
        15 Princess Road
        Lawrenceville, New Jersey 08648
        (609) 912-9400.

                   TERMS USED THROUGHOUT THIS PROXY STATEMENT

     Throughout this Proxy Statement, certain terms are used in connection with the proposals presented for our shareholders' consideration and approval. As used herein, the term "Reorganization Agreement" means the agreement, dated as of December 28, 2000, as amended on February 4, 2001, among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC; references to the Reorganization Agreement shall specifically include the amendments to the Reorganization Agreement made pursuant to the Amendment Agreement, unless otherwise specified. The term "Amendment Agreement," means the Amendment Agreement, dated as of February 4, 2001, among Presencia en Medios, S.A. de C.V., a Mexican corporation, Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc., and Princeton Video Image Latin America, LLC. A copy of the Reorganization Agreement is attached as Appendix A to this Proxy

Statement and the Amendment Agreement is attached as Appendix A-1 to this Proxy Statement. The term "Seller Group" includes Presencia en Medios, S.A. de C.V., Presence in Media LLC, Eduardo Sitt, David Sitt and Roberto Sonabend. The term "Acquisition" means the transaction by which PVI will become the owner, directly and indirectly, of one hundred percent (100%) of the outstanding shares of the common stock of Publicidad Virtual, S.A. de C.V., a Mexican corporation, and related transactions.

     The term "Stock Purchase Agreement" means the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between Princeton Video Image, Inc. and PVI Holding, LLC, an indirect wholly-owned subsidiary of Cablevision Systems Corporation. The Stock Purchase Agreement is expressly incorporated herein by reference to our quarterly report on Form 10-Q/A which was filed with the Securities and Exchange Commission on February 21, 2001 and is available through the Securities and Exchange Commission's website located at http://www.sec.gov or upon request to our office at 15 Princess Road, Lawrenceville, New Jersey 08628, telephone number (609) 912-9400.

     PVI Holding, LLC may be referred to throughout this document as "CSC-PVI Holding." The term "Fully Diluted," when used to describe percentages of stock ownership, means that such percentages are calculated assuming that all outstanding options and warrants to acquire shares of our common stock have been exercised, whether or not such options and warrants are currently vested and exercisable and whether or not the current exercise prices of any options and warrants are above or below the current fair market value of our common stock.

                               SUMMARY TERM SHEET
                     REGARDING THE REORGANIZATION AGREEMENT
                       AND THE ACQUISITION OF PUBLICIDAD

     This summary highlights selected information included elsewhere in this Proxy Statement regarding the Reorganization Agreement and the acquisition by PVI of Publicidad Virtual, S.A. de C.V., a Mexican corporation. This summary is not intended to be complete and is qualified in its entirety by the more detailed information set forth in this Proxy Statement and in the exhibits hereto. This summary may not contain all of the information that is important to you. For a more complete understanding of the Reorganization Agreement and the other information contained in this Proxy Statement, you should read this entire document and the additional items to which it refers. The actual terms of the Acquisition are contained in the Reorganization Agreement attached hereto as Appendix A.

     The presentation of this summary and the order of proposals included in this Proxy Statement are not intended to convey any rank or level of importance of the individual proposals. Each proposal is important to PVI, and we ask that you read the entire Proxy Statement and the additional items to which it refers in considering each of the proposals and in voting on the matters contained herein.

THE COMPANIES INVOLVED IN THE ACQUISITION (SEE PAGE 12)

     PRINCETON VIDEO IMAGE, INC.
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a New Jersey corporation with its principal offices as set forth above. We are principally engaged in the business of marketing a real-time video insertion system. Our common stock is listed on the Nasdaq National Market.

     PRINCETON VIDEO IMAGE LATIN AMERICA, LLC
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image Latin America, LLC, or PVI Latin America, a New Jersey limited liability company, is our wholly-owned subsidiary. PVI Latin America was formed for purposes of the Acquisition and has not engaged in any business since its formation.

     PUBLICIDAD VIRTUAL, S.A. DE C.V.
     Paseo de los Laureles 458-301
     Bosque de las Lomas C.P.
     Mexico, DF 05120
     Mexico
     011-525-570-7711

     Publicidad Virtual, S.A. de C.V., or Publicidad, is a Mexican corporation engaged in the business of marketing advertising and product placement services using our real-time video insertion system and in sub-licensing the use of our real-time video insertion system in Central and South America.

     PRESENCIA EN MEDIOS, S.A. DE C.V.
     Paseo de las Palmas #735-206
     Mexico DF 11000
     Mexico
     011-525-202-2383

     Presencia en Medios, S.A. de C.V., or Presencia, is a Mexican corporation, which owns approximately five percent (5%) of the outstanding capital stock of Publicidad. Through its subsidiaries, as described below, Presencia indirectly owns the remaining ninety-five percent (95%) of the outstanding shares of Publicidad. Presencia together with Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, and their permitted transferees constitute the "Seller Group," as defined under the Reorganization Agreement.

     THE PRESENCIA LIMITED LIABILITY COMPANIES

     Presencia is the sole member of Presence in Media, LLC, a Delaware limited liability company, which, in turn, is the sole member of Virtual Advertisement LLC, a Delaware limited liability company, which, in turn, is the sole member of PVI LA LLC, a Delaware limited liability company. PVI LA LLC owns all outstanding shares of Publicidad's capital stock which are not directly held by Presencia. All three of these limited liability companies were formed for purposes of the Acquisition and none of them has engaged in any business since its formation. The addresses and telephone numbers for all three limited liability companies are the same as the address and telephone number for Presencia set forth above.

THE ACQUISITION STRUCTURE AND CONSIDERATION (SEE PAGE 17)

     If the Reorganization Agreement is approved, Presencia will sell its shares of Publicidad to us, and Virtual Advertisement LLC will merge with and into PVI Latin America. PVI Latin America will be the surviving limited liability company. In consideration for the shares of Publicidad's capital stock, we will issue to Presencia and Presence in Media LLC an aggregate of 2,678,353 shares of our common stock and warrants to purchase an aggregate of 1,036,825 shares of our common stock. As a result of this transaction:

     - We will own, directly and indirectly, all of the outstanding capital stock of Publicidad. We will own approximately five percent (5%) of the outstanding capital stock of Publicidad, and PVI Latin America, our wholly-owned subsidiary, will own indirectly, through PVI LA LLC, of which PVI Latin America will be the sole member, approximately ninety-five (95%) of the outstanding capital stock of Publicidad;

     - Presencia will receive, directly and indirectly, 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock. Presencia will receive directly 133,918 shares of our common stock and warrants to purchase 51,841 shares of our common stock, and Presence in Media LLC, Presencia's wholly-owned subsidiary, will receive 2,544,435 shares of our common stock and warrants to purchase 984,984 shares of our common stock;

     - Presencia and the Seller Group will have the right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions described in the Reorganization Agreement;

     - We will enter a Registration Rights Agreement with certain members of the Seller Group granting them, among other things, the right to demand registration of, and obtain "piggyback" registrations for, the unregistered shares of our stock which they own;

     - Publicidad or an affiliate will enter into employment agreements, which include the grant of certain stock options under our Amended 1993 Stock Option Plan, with David Sitt and Roberto Sonabend, both of whom are currently providing management services to Publicidad; and

     - Publicidad will enter into a consultant services agreement with Presencia, the term of which will extend through December 31, 2004. Pursuant to the consultant services agreement, Presencia will render consulting services to Publicidad and will receive compensation in the form of a contingent service fee and a commission override fee. The fees are based upon a percentage of Publicidad's annual adjusted operating cash flow, as defined in the agreement. The consultant services agreement will renew automatically for one-year periods after the expiration of the initial term; however, the only fee payable after expiration of the initial term will be the commission override fee.

CLOSING AND CONDITIONS TO THE ACQUISITION (SEE PAGE 18)

     The obligations of the parties to complete the Acquisition are subject to certain conditions, including, but not limited to, the following:

     - The Reorganization Agreement and the transactions contemplated therein must be approved by the shareholders of PVI and of Presencia;

     - The representations and warranties made by the parties in the Reorganization Agreement must be materially true and correct on the closing date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the parties; and

     - Each of the parties must have performed, in all material respects, the obligations which the Reorganization Agreement requires to be performed before the closing date.

TERMINATION OF THE REORGANIZATION AGREEMENT (SEE PAGE 18)

     The Reorganization Agreement may be terminated by Presencia or us at any time prior to the closing:

     - By mutual consent;

     - If the closing shall not have occurred on or before July 31, 2001;

     - If the conditions precedent to closing are not satisfied or waived; or

     - If one of us determines that it or its affiliates will be subject to a tax liability in excess of $500,000 arising from the Acquisition and the other does not agree to be responsible for such tax liability.

ADDITIONAL EFFECTS OF THE REORGANIZATION AGREEMENT (SEE PAGE 20)

  Board of Directors

     - Presencia will be entitled to nominate a maximum of three (3) members of our board of directors, with the exact number being contingent upon the percentage of outstanding shares of our common stock they hold at the time directors are elected.

     - We will elect or appoint an individual designated by Presencia to the board of directors of Publicidad, to certain of the committees of our board of directors and to the boards of directors of certain of our subsidiaries.

  Dilution to our Shareholders

     - Upon closing of the transactions contemplated under the Reorganization Agreement, we will issue 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock to Presencia and Presence in Media LLC.

     - Assuming approval of the transactions set forth in Proposal 2 of this Proxy Statement and that the closing of the sale contemplated by Proposal 2 occurs, Presencia will hold approximately 19.5% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held by Presencia immediately prior to the Acquisition.

     - If the transactions set forth in Proposal 2 of this Proxy Statement are not approved and the closing of the sale contemplated by Proposal 2 does not occur, Presencia will hold approximately 22.1% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held by Presencia immediately prior to the Acquisition.

     - On a Fully Diluted basis, assuming approval of the transactions set forth in Proposal 2 of this Proxy Statement and that the closing of the sale contemplated by Proposal 2 occurs, Presencia will hold approximately 13.8% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held by Presencia immediately prior to the Acquisition.

     - On a Fully Diluted basis, but assuming that the transactions set forth in Proposal 2 of this Proxy Statement are not approved and the closing of the sale contemplated by Proposal 2 does not occur, Presencia will hold approximately 20.5% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held by Presencia immediately prior to the Acquisition.

     - Our issuance of the shares of our common stock in connection with the Reorganization Agreement and the Acquisition will substantially dilute your ownership interest in PVI.

     - If the transactions set forth in Proposal 2 of this Proxy Statement are approved, the issuance and sale of the shares of our common stock and warrants to purchase shares of our common stock to CSC-PVI Holding under the Stock Purchase Agreement and the additional warrants to be issued to Presencia in connection with the Amendment Agreement will result in further dilution to your ownership interest in PVI.

     - Presencia and the other members of the Seller Group also will have the preemptive right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions which are described in the Reorganization Agreement.

                               SUMMARY TERM SHEET
         REGARDING THE REINCORPORATION OF PVI AS A DELAWARE CORPORATION

     This summary highlights selected information included elsewhere in this Proxy Statement regarding the Agreement and Plan of Merger and PVI's change of its state of incorporation from New Jersey to Delaware. This summary is not intended to be complete and is qualified in its entirety by the more detailed information set forth in this Proxy Statement and in the exhibits hereto. This summary may not contain all of the information that is important to you. For a more complete understanding of the Agreement and Plan of Merger and the other information contained in this Proxy Statement, you should read this entire document and the additional items to which it refers. The Agreement and Plan of Merger is attached hereto as Appendix E.

THE COMPANIES INVOLVED IN THE ACQUISITION (SEE PAGE 39)

     PRINCETON VIDEO IMAGE, INC., A NEW JERSEY CORPORATION
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a New Jersey corporation with its principal offices as set forth above. We are principally engaged in the business of marketing a real-time video insertion system. Our common stock is listed on the Nasdaq National Market.

     PRINCETON VIDEO IMAGE, INC., A DELAWARE CORPORATION
     15 Princess Road
     Lawrenceville, New Jersey 08648
     (609) 912-9400

     Princeton Video Image, Inc. is a Delaware corporation with its principal offices as set forth above ("PVI Delaware"). PVI Delaware is our wholly-owned subsidiary and was formed for purposes of the reincorporation. PVI Delaware has not engaged in any business since its formation.

PURPOSE (SEE PAGE 40)

     The Agreement and Plan of Merger and the reincorporation is to change PVI's state of incorporation from New Jersey to Delaware.

THE MERGER STRUCTURE AND CONSIDERATION (SEE PAGE 41)

     The Agreement and Plan of Merger contemplates a statutory merger between PVI and PVI Delaware, with PVI Delaware being the surviving corporation.

     Each issued and outstanding share of common stock of PVI will be converted into a share of common stock of PVI Delaware. Each issued and outstanding share of preferred stock of PVI will be converted into an equivalent share of preferred stock of PVI Delaware.

EFFECT (SEE PAGE 42)

     As result of the Agreement and Plan of Merger and the reincorporation, PVI will become a Delaware corporation. Current shareholders of PVI will own an equivalent number of shares in the surviving corporation, PVI Delaware. PVI's management and business will not be affected by the merger and reincorporation, and our principal offices will remain in Lawrenceville, New Jersey.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2001, except as otherwise set forth below, (i) by each person who is known to us to own beneficially more than 5% of the common stock, (ii) by each current director, our Chief Executive Officer and certain other highly compensated executive officers, and (iii) by all current directors and officers as a group.

                                                                   COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ----------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    --------
PVI Holding, LLC(2).........................................  2,007,909       16.6%
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, NY 11714

Enrique F. Senior(3)........................................  1,442,638      10.84%
  c/o Allen & Company Incorporated
  711 Fifth Avenue
  New York, NY 10020

Allen & Company Incorporated(4).............................  1,385,972      10.46%
  Allen Holding Inc.
  Herbert A. Allen
  711 Fifth Avenue
  New York, NY 10020

Eduardo Sitt(5).............................................    679,006       5.57%
  c/o Presencia en Medios, S.A. de C.V.
  Paseo de las Palmas # 735-206
  Mexico, DF 11000

Kern Capital Management, LLC(6).............................    664,300       5.49%
  Robert E. Kern, Jr.
  David G. Kern
  114 West 47th Street
  New York, NY 10036

Presencia en Medios, S.A. de C.V.(7)........................    622,340       5.13%
  Paseo de las Palmas # 735-206
  Mexico, DF 11000

Brown F Williams(8).........................................    435,353       3.58%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Jerome J. Pomerance(9)......................................    226,508       1.86%
  c/o J.J. Pomerance & Co.
  730 Third Avenue, Suite 4602
  New York, NY 10017

Dennis P. Wilkinson(10).....................................    212,779       1.73%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

                                                                   COMMON STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ----------------------
NAME OF BENEFICIAL OWNER                                        NUMBER      PERCENT
------------------------                                      ----------    --------
John B. Torkelsen(11).......................................    158,451       1.29%
  c/o Acorn Technology Fund, L.P.
  5 Vaughn Drive
  Princeton, NJ 08540

Samuel A. McCleery(12)......................................    153,256       1.26%
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Lawrence Lucchino(13).......................................    136,666       1.12%
  San Diego Padres
  8880 Rio San Diego Drive
  Suite 400
  San Diego, CA 92108

Donald P. Garber(14)........................................     16,666          *
  c/o Major League Soccer
  110 East 42nd Street, 10th Floor
  New York, NY 10017

Lawrence L. Epstein (15)....................................     12,777          *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Paul William Slagle(16).....................................     37,778          *
  c/o Princeton Video Image, Inc.
  15 Princess Road
  Lawrenceville, NJ 08648

Wilt Hildenbrand............................................          0          *
  c/o Cablevision Systems Corporation
  1111 Stewart Avenue
  Bethpage, New York 11714-3581

All directors and executive officers as a group (12
  persons)(17)..............................................  3,583,189      25.41%

---------------
  *  Less than one percent

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

     Applicable percentage of ownership is based on 12,097,904 shares of common stock outstanding as of February 28, 2001. Outstanding shares of Series A and Series B Redeemable Preferred Stock are not reflected above because such Preferred Stock has no voting rights and is not convertible.

 (2) Includes 2,007,909 shares of common stock owned of record by PVI Holding, LLC, a Delaware limited liability company. PVI Holding, LLC is the indirect wholly-owned subsidiary of Cablevision Systems

     Corporation, and Cablevision Systems Corporation may be deemed the beneficial owner of the shares of our common stock owned by PVI Holding, LLC.

 (3) Includes 227,746 shares of common stock and 578,226 shares of common stock underlying warrants owned of record by Allen & Company Incorporated ("Allen"), of which Mr. Senior is a Managing Director and Executive Vice President. Includes 100,000 shares of common stock underlying the warrants received by Allen as consideration for issuance of a fairness opinion in connection with the Reorganization Agreement. Also includes 380,000 and 200,000 shares of common stock underlying the warrants received by Allen as partial consideration for services rendered on behalf of PVI with respect to our initial public offering and as a placement agent in connection with our private placement of common stock on October 20, 1999, respectively. See Note 4 below. By virtue of his positions with Allen, Mr. Senior may, under certain circumstances derive economic benefit from such securities. Includes 56,666 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001. Does not include shares of common stock held by Allen in its capacity as a market maker or shares of common stock held directly by certain officers, directors or employees of Allen.

 (4) Includes 227,746 shares of common stock and 578,226 shares of common stock underlying warrants owned of record by Allen. Includes 100,000 shares of common stock underlying the warrants received by Allen as consideration for issuance of a fairness opinion in connection with the Reorganization Agreement. Also includes 380,000 shares of common stock underlying the Representatives' Warrants received by Allen as partial consideration for services rendered on behalf of PVI with respect to our initial public offering and an additional 200,000 shares of common stock underlying a warrant received by Allen with respect to its services as a placement agent in connection with our private placement of common stock on October 20, 1999. Does not include shares of common stock underlying options owned by Enrique F. Senior, a Managing Director and Executive Vice President of Allen and a director of PVI. Does not include shares of common stock held by Allen in its capacity as a market maker or shares of common stock held directly by certain officers, directors or employees of Allen. See Note 3 above. In addition to Allen, Allen Holding Inc., the holder of all of the outstanding stock of Allen, and Herbert A. Allen, the controlling stockholder of Allen Holding Inc., may be deemed, consistent with applicable rules, the beneficial owner of the securities held by Allen.

 (5) Includes 587,408 shares of common stock and 34,932 shares of common stock underlying warrants owned by Presencia, of which Mr. Sitt is President and a principal shareholder. See Note 7 below. Includes 56,666 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001.

 (6) Includes 664,300 shares of common stock held by Kern Capital Management, LLC ("KCM"). Robert E. Kern, Jr. and David Kern are controlling members of KCM and may be deemed the beneficial owners of the securities owned by KCM. Robert E. Kern, Jr., David Kern and KCM expressly deny beneficial ownership of the securities held by KCM.

 (7) Includes 587,408 shares of common stock and 34,932 shares of common stock underlying warrants. Does not include shares of common stock underlying options owned by Eduardo Sitt, the President and a principal shareholder of Presencia and a director of PVI. See Note 5 above.

 (8) Includes 12,401 shares of common stock owned by the Estate of Sandra Williams, as custodian for Bronwyn Williams, Mr. and Mrs. Williams' minor daughter, and 53,266 shares owned by the Estate of Sandra Williams, Mr. Williams' wife. Also includes 320,241 shares of common stock and 49,445 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001. Does not include 5,000 shares, 4,120 shares and 2,200 shares of common stock owned by Mr. Williams' brother, Mr. Williams' daughter, and a trust of which Mr. Williams' mother is a beneficiary, respectively. Mr. Williams disclaims beneficial ownership of the shares of common stock that are owned by the Estate of Sandra Williams, individually and as custodian for Bronwyn Williams.

 (9) Includes 20,000 shares of common stock owned by J.J. Pomerance & Co., Inc. of which Mr. Pomerance is the President. Also includes 129,842 shares of common stock and 76,666 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001.

(10) Includes 212,779 shares of common stock underlying options granted to Mr. Wilkinson that were exercisable within 60 days of February 28, 2001.

(11) Includes 7,321 shares of common stock owned by Pamela R. Torkelsen, Mr. Torkelsen's wife. Also includes 6,914 shares of common stock and 48,200 shares of common stock underlying warrants owned by Princeton Valuation Consultants, L.L.C., a company of which Mr. Torkelsen is the sole shareholder. Also includes 39,350 shares of common stock owned by Acorn Technology Fund, L.P., a limited partnership of which Acorn Technology Partners, L.L.C. is the general partner. Mr. Torkelsen is the Manager of Acorn Technology Partners. Includes 56,666 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001. Mr. Torkelsen disclaims beneficial ownership of the shares of common stock that are owned by Mrs. Torkelsen.

(12) Includes 78,000 shares of common stock, 47,200 shares of common stock underlying warrants and 28,056 shares of common stock underlying options granted to Mr. McCleery that were exercisable within 60 days of February 28, 2001.

(13) Includes 80,000 shares of common stock underlying options owned by LL Sports Inc. that were exercisable within 60 days of February 28, 2001. Mr. Lucchino controls LL Sports Inc. Also includes 56,666 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001.

(14) Includes 16,666 shares of common stock underlying options granted to Mr. Garber that were exercisable within 60 days of February 28, 2001.

(15) Includes 12,777 shares of common stock underlying options granted to Mr. Epstein that were exercisable within 60 days of February 28, 2001.

(16) Includes 37,778 shares of common stock underlying options granted to Mr. Slagle that were exercisable within 60 days of February 28, 2001.

(17) Includes 1,323,490 shares of common stock underlying warrants. Includes 773,442 shares of common stock underlying options that were exercisable within 60 days of February 28, 2001.

                                   PROPOSAL 1

                    APPROVAL OF THE REORGANIZATION AGREEMENT

     This proposal seeks shareholder approval of the Reorganization Agreement and the transactions contemplated therein. This section of the Proxy Statement describes material aspects of the Acquisition, including the Reorganization Agreement, as amended by the Amendment Agreement, the warrants, the registration rights agreement, the employment agreements, and the consultant services agreement. The description of the Reorganization Agreement and the transactions contemplated therein, as set forth below, is in summary form and is therefore qualified in its entirety. While we believe that the description provided herein covers the material terms of the Acquisition and the Reorganization Agreement, this summary may not contain all of the information that is important to you. For a more complete understanding of the Reorganization Agreement and the transactions contemplated therein, you should read this entire Proxy Statement, the Reorganization Agreement attached hereto as Appendix A, and the additional items to which these documents refer.

INFORMATION ABOUT PVI AND PUBLICIDAD

  Princeton Video Image, Inc.

     PVI is a New Jersey corporation with our principal offices located in Lawrenceville, New Jersey. PVI was founded in 1990 to develop and market a real-time video insertion system. Through our patented computer vision technology and proprietary hardware and software system, known as the Live Video Insertion System (L-VIS(TM)), we are able to place computer-generated electronic images into live and pre-recorded television broadcasts of sports and entertainment programming. These electronic images range from simple corporate names or logos to sophisticated multi-media 3-D animated productions. During the broadcast of a sports or entertainment program, for example, an image can be placed to appear in various high visibility locations in the stadium, on the playing field, or as part of the natural landscape of the scene. The L-VIS(TM) System has been used to insert images, including advertising images and program enhancements, into both live and pre-recorded television broadcasts.

     PVI has provided video insertion services for thousands of live telecasts worldwide, including broadcasts of Major League Baseball, National League Football, professional soccer, motor sports, and other live events. PVI is the exclusive virtual advertising provider for NFL International broadcasts. Beyond sports venues, PVI's virtual imaging technology provides branding-oriented program enhancements for The Early Show on CBS. PVI has numerous clients and advertisers, including ESPN, ESPN2, ESPN International, Cox Cable, KTVU (Fox affiliate), WJLA (ABC affiliate), RTBF, VTM (Belgium), San Diego Padres, Minnesota Vikings, San Diego Chargers, San Francisco Giants, Adidas, Heineken, Nissan, Gateway 2000, Coca-Cola, National Car Rental, Hitachi, Southwest Airlines, Toyota, Staples, Bravo and Pepsi. We are also marketing our systems on a worldwide basis through licensing and royalty agreements and through our majority-owned subsidiary, Princeton Video Image Europe, N.V. ("PVI Europe"), which is headquartered in Brussels, Belgium.

     As part of our research and development program, we are developing a series of products to allow viewers to interact with live or recorded video programming delivered to the home via the Internet or through interactive television. These applications will enable the viewer to influence the on-screen presentation of a broadcast which utilizes the L-VIS(TM) System by using a mouse or other pointer, for example, to indicate areas of interest. We are also developing other applications of technology to the sports and entertainment fields.

     In the table below, we provide you with selected historical consolidated financial data of PVI. We prepared this information using the consolidated financial statements of PVI as of the dates indicated and for each of the fiscal years in the five-year period ended June 30, 2000 and for the six-month periods ended December 31, 2000 and 1999.

              PVI SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

                                    AT OR FOR THE
                                  SIX MONTHS ENDED
                                    DECEMBER 31,                            AT OR FOR THE YEAR ENDED JUNE 30,
                              -------------------------   ---------------------------------------------------------------------
                                 2000          1999           2000           1999          1998          1997          1996
                              -----------   -----------   ------------   ------------   -----------   -----------   -----------
STATEMENT OF OPERATIONS
  DATA:
  Total revenue.............  $ 2,600,808   $ 1,079,691   $  3,045,899   $  1,222,213   $   696,012   $   211,634   $ 1,009,600
  Total costs and
    expenses................    8,821,890     8,225,452     16,793,462     11,852,061     8,828,106     6,026,383     5,157,187
  Operating loss............   (6,221,082)   (7,145,781)   (13,747,563)   (10,629,848)   (8,132,094)   (5,814,749)   (4,147,587)
  Net loss applicable to
    common stock............   (5,550,371)   (6,247,374)   (12,488,758)    (9,698,048)   (9,128,374)   (5,774,711)   (3,954,574)
  Basic and diluted net loss
    per share...............        (0.55)        (0.70)         (1.33)         (1.18)        (1.55)        (2.18)        (1.74)
  Weighted average number of
    shares
    -- basic and diluted....   10,024,293       885,019      9,374,317      8,186,207     5,890,530     2,653,546     2,266,973

BALANCE SHEET DATA:
  Cash and cash
    equivalents.............    2,418,937    14,077,670      8,388,148     12,494,373    21,552,627       775,693     1,506,709
  Accounts receivable.......    1,130,410       572,924        829,329        378,652       193,262        86,993            --
  PPE, net..................    3,392,411     3,824,995      3,685,068      3,806,718     2,547,484     1,266,806     1,226,570
  Intangible assets, net....      584,794       599,694        587,486        547,546       493,236       388,754       452,720
  Total assets..............   10,470,737    19,712,434     15,724,808     18,891,118    25,426,365     2,761,216     6,448,969
  Redeemable preferred
    stock...................      166,796     1,013,680      1,035,767        991,655       947,605       903,555       859,505
  Total stockholders'
    equity/(deficit)........    4,396,691    14,760,870      9,273,396     12,143,330    22,034,347    (1,004,951)    3,491,862

  Publicidad Virtual, S.A. de C.V.

     Publicidad is a corporation organized and existing under the laws of the United States of Mexico. Its headquarters are located in Mexico City. Organized in 1993, Publicidad has as its primary business focus the sale of real-time video insertion services to end-users in Mexico, Central and South America, including the Spanish-speaking locales within the Caribbean basin. Publicidad has initiated its expansion into Brazil and Argentina. Since its inception, Publicidad has used PVI's proprietary technology under a license agreement (which was amended and restated as of January 1, 1999) to service its client base. Publicidad has provided video insertion services to a variety of television, film and video producers, and its work has been included in broadcast sporting events and television and film productions. Publicidad has no direct employees; approximately thirty personnel are provided through a leasing arrangement with a related company. Representative clients of Publicidad include: Televisa, Bimbo, Telmex, Nokia, Pepsi, Frito Lay (Ruffles brand), Coca-Cola, Sol Beer, NexTel, Phillips, MCI Worldcom (Avantel), IUSACell, Telcel, and Comex.

     Under the license agreement between PVI and Publicidad, Publicidad has been authorized to sub-license the use of PVI's proprietary systems and information to other entities and individuals desiring to enter into the real-time video insertion business. Publicidad is responsible for oversight of and for collection of the royalty payments from the sub-licensee. Publicidad pays to PVI a pass-through percentage on the royalties it receives. Additionally, the sub-licensee must license the system hardware from PVI to make effective use of the PVI proprietary software and know-how under the license arrangement.

     There is no established public trading market for the stock of Publicidad. Presencia is the owner, directly and indirectly, of all the outstanding stock of Publicidad. Presencia owns approximately 5% of the outstanding capital stock of Publicidad, and its indirect wholly-owned subsidiary, PVI LA, LLC, owns the remaining 95% of the outstanding stock. Publicidad has no commitment to any person with respect to the issuance of shares of any class of its common equity.

     Publicidad has not declared any cash dividends on its common equity in the two most recent fiscal years or in any subsequent interim period. It may choose to declare such dividends in the future, depending on the accounting and tax advantage of such a declaration to Publicidad and PVI. Dividends paid by Publicidad to us may be taxed by Mexico; however, the tax may not exceed five percent (5%) of the gross amount of the dividend as long as we own at least ten percent (10%) of the voting stock of Publicidad. Generally, under Mexican income tax law provisions, a dividend paid by a Mexican company to a shareholder who is a foreign tax resident is subject to a five percent (5%) withholding rate which must be applied on the amount of the corresponding dividend multiplied by a factor of 1.5385. Such withholding shall be carried out by the company paying the dividends.

     In the table below, we provide you with selected historical financial data of Publicidad. We prepared this information using the financial statements of Publicidad as of the dates indicated and for each of the fiscal years in the three-year period ended June 30, 2000 and for the six-month periods ended December 31, 2000 and 1999.

                 PUBLICIDAD SELECTED HISTORICAL FINANCIAL DATA

                                    AT OR FOR THE
                                   SIX MONTHS ENDED
                                     DECEMBER 31,            AT OR FOR THE YEAR ENDED JUNE 30,
                               ------------------------    --------------------------------------
                                  2000          1999          2000          1999          1998
                               ----------    ----------    ----------    ----------    ----------
STATEMENT OF OPERATIONS DATA:
  Total revenue..............  $4,930,129    $2,267,067    $7,605,826    $2,438,680    $2,440,666
  Total costs and expenses...   5,192,485     1,904,908     6,517,632     2,167,060     2,232,212
  Operating profit/(loss)....    (262,356)      362,159     1,088,194       271,620       208,454
  Net income/(loss)
     applicable to common
     stock...................    (283,192)      197,003       824,231         3,491       (62,488)

BALANCE SHEET DATA:
  Cash and cash
     equivalents.............     323,004                   2,799,948        58,012
  Accounts receivable........   1,232,391                     804,606        39,394
  PPE, net...................     728,646                     821,926       647,687
  Intangible assets, net.....     447,811                     561,445       860,903
  Total assets...............   5,813,777                   6,648,743     3,791,888
  Total stockholders'
     equity..................   1,233,034                   1,262,580       383,325

     The complete financial statements of Publicidad, including management's discussion and analysis of Publicidad's financial condition and results of operations, are attached hereto as Appendix B and should be read in their entirety.

SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     In the table below, we provide you with unaudited selected pro forma condensed financial information for PVI as if the Acquisition had been completed on July 1, 1999 for statement of operations purposes and on December 31, 2000 for balance sheet purposes.

                                                                  FOR THE           FOR THE
                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                DECEMBER 31,        JUNE 30,
                                                                    2000              2000
                                                              ----------------    ------------
UNAUDITED PRO FORMA CONDENSED
  STATEMENT OF OPERATIONS DATA:
  Total revenue.............................................    $ 6,343,040       $  9,561,240
  Total costs and expenses..................................     13,596,616         23,894,644
  Operating profit/(loss)...................................     (7,253,576)       (14,333,404)
  Net loss applicable to common stock.......................     (6,603,701)       (13,338,562)
  Basic and diluted net loss per share......................          (0.52)             (1.11)
  Weighted average number of shares
     -- basic and diluted...................................     12,702,646         12,052,670

                                                              AT DECEMBER 31, 2000
                                                              --------------------
UNAUDITED PRO FORMA CONDENSED
  BALANCE SHEET DATA:
  Cash and cash equivalents.................................        2,741,941
  Accounts receivable.......................................        1,833,191
  Property and Equipment, net...............................        4,121,057
  Intangible assets, net....................................        4,757,912
  Total assets..............................................       19,426,585
  Redeemable preferred stock................................          166,796
  Total stockholders' equity................................       10,023,786

     This unaudited selected pro forma condensed financial information should be read in conjunction with the separate historical financial statements and accompanying notes of PVI. It is also important that you read the unaudited pro forma condensed financial information and accompanying discussion that we have included in this Proxy Statement starting on page 28 under the heading "Unaudited Pro Forma Condensed Combined Financial Statements." You should not rely on the unaudited selected pro forma financial information as an indication of the results of operations or financial position of PVI and Publicidad that would have been achieved if the Acquisition had taken place earlier or of the results of operations or financial position of PVI after completion of the Acquisition.

SELECTED UNAUDITED COMPARATIVE PER SHARE DATA

     In the table below, we provide you with historical and pro forma per share financial information as of and for the six months ended December 31, 2000 and for the year ended June 30, 2000. The pro forma financial information assumes that the Acquisition of Publicidad had been completed on July 1, 1999 for statement of operations purposes and on December 31, 2000 for balance sheet purposes.

     It is important that you read this information with the financial statements and accompanying notes of PVI and Publicidad. It is also important that you read the pro forma condensed financial information and accompanying discussion and notes that we have included in this Proxy Statement starting on page 26 under the heading "Unaudited Pro Forma Condensed Combined Financial Statements." You should not rely on the unaudited selected pro forma financial information as an indication of the results of operations or financial position of PVI and Publicidad that would have been achieved if the Acquisition had taken place earlier or subsequent to the completion of such transactions.

                                                                 PVI COMMON STOCK
                                                              -----------------------
                                                              HISTORICAL    PRO FORMA
                                                              ----------    ---------
PRINCETON VIDEO IMAGE, INC. ("PVI")
  (INCLUDING PV)
Book value per share December 31, 2000......................    $ 0.44       $ 0.79
Income from continuing operations:
  Loss per share -- basic and diluted:
     For the six months ended December 31, 2000.............     (0.55)       (0.52)
     For the year ended June 30, 2000.......................     (1.33)       (1.11)

OVERVIEW OF THE ACQUISITION

     For several years prior to the announcement of the Acquisition, we have been involved in an ongoing business relationship with Presencia and Publicidad. Our relationship with Presencia began in 1993, when together we entered into a joint venture and formed Publicidad. Presencia currently holds warrants to purchase 24,000 shares of common stock at an exercise price of $8.00 per share; these warrants expire in March 2006. Presencia was then and remains one of our principal shareholders.

     As part of our responsibilities under the joint venture, we granted to Publicidad an exclusive, royalty-free license to use, market and sub-license the Company's L-VIS(TM) System throughout Mexico, Central and South America and the Spanish-speaking markets in the Caribbean basin. On January 1, 1999, we entered into an Amendment Agreement with Publicidad modifying Publicidad's license to include royalty payments to us. Under the amended license agreement, we receive royalty payments on Publicidad's annual net revenues. The terms of the license under the Amendment Agreement are substantially similar to those in licenses we grant to our unaffiliated licensees. Simultaneously, we also entered into a stock purchase agreement for the sale of our entire interest in Publicidad to Presencia and Eduardo Sitt, the President and a principal shareholder of Presencia. Mr. Sitt is also one of our directors. In accordance with the terms and conditions of the stock purchase agreement, we sold our interest in Publicidad to Presencia and Mr. Sitt for a total purchase price of $121,000. The stock sale transaction closed shortly after January 1, 1999.

     In or about April 2000, our senior management began to consider the acquisition of Publicidad. Management believed that the transaction was a viable business strategy based upon the rising royalties generated under the license agreement, the expansion of Publicidad's business operations and the prospects for future business development in Mexico, Central and South America and other Spanish-speaking markets. Management further believed that the acquisition of Publicidad, along with a proven management cadre, would give us greater access to developing markets for our services, systems and proprietary knowledge, provide a direct and immediately producing revenue stream and eliminate our extra burdens of overseeing a licensee and its sub-licensees in an extremely broad geographic territory.

     After consideration by and with the approval of the board of directors, in or about June, 2000, Mr. Wilkinson, our President and Chief Executive Officer, and other members of senior management initiated discussions with Presencia to determine if the latter was willing to sell Publicidad and what terms, if any, would be acceptable to Presencia. In conjunction with the initial negotiations, we consulted with our financial advisor, Allen & Company, Incorporated ("Allen"). These discussions remained at a general level and no agreement regarding the specific terms of a possible acquisition was reached.

     After several meetings between Mr. Wilkinson and Mr. Eduardo Sitt, the President of Presencia, the parties reached a general framework for the acquisition of Publicidad. In October 2000, we, together with our consultants and legal counsel, began our due diligence investigation. The consultations and due diligence inquiries continued during the discussions. Throughout November and December 2000, negotiations regarding the Acquisition continued among the parties regarding the final terms and conditions of the Acquisition, the Reorganization Agreement, and the other agreements and documents to be executed in connection with the Acquisition.

     On December 5, 2000, the board of directors met to consider the proposed transaction. At this meeting, Mr. Wilkinson and other members of PVI's management reviewed the strategic reasons for the proposed transactions, the principal terms of the proposed transactions, drafts of the transaction documents, a financial review of the proposed transaction, a review of PVI's financial condition and business operations, and the results of our due diligence. The Board was advised of its fiduciary duties in considering the proposed transactions. Upon completing its deliberations, the board of directors unanimously approved the Acquisition (other than for board members who recused themselves from participating due to their interest in the transaction), and requested an opinion from our financial advisor, Allen, that the Acquisition was fair, from a financial point of view, to PVI. The board of directors further instructed our senior management to continue negotiations and to execute the Reorganization Agreement when finalized. Mr. Sitt did not participate in the discussion or the voting, and Mr. Senior did not participate in the voting, regarding approval of the Reorganization Agreement.

     On December 20, 2000, Allen delivered its opinion that the Acquisition was fair as of the date thereof, from a financial point of view, to PVI.

     On December 28, 2000, after negotiation of the final terms of the Reorganization Agreement, the parties executed the Reorganization Agreement.

STRUCTURE OF THE ACQUISITION

     The Acquisition consists of our purchase of approximately 5% of the outstanding capital stock of Publicidad from Presencia and our acquisition of the remainder of the Publicidad stock through a merger of Virtual Advertisement into Princeton Video Image Latin America, our wholly-owned subsidiary.

     For the transaction:

     - PVI formed Princeton Video Image Latin America, a New Jersey limited liability company. This company is our wholly-owned subsidiary and was formed solely for purposes of the acquisition;

     - Presencia formed Presence in Media LLC, Virtual Advertisement LLC, and PVI LA LLC solely for purposes of this transaction; all are Delaware limited liability companies. Presencia owns directly or indirectly all the membership interests in each of these limited liability companies;

     - Presencia transferred to PVI LA LLC (through Presence in Media LLC and Virtual Advertisement) approximately ninety-five percent (95%) of the outstanding shares of Publicidad; and

     - Presencia retained direct ownership of approximately five percent (5%) of the shares of Publicidad.

     At the time of the Acquisition:

     - Virtual Advertisement LLC will be merged into Princeton Video Image Latin America LLC;

     - As a result of the merger, Princeton Video Image Latin America will become the sole member of PVI LA LLC and will then indirectly own approximately ninety-five percent (95%) of the issued and outstanding shares of Publicidad; and

     - Presencia will transfer all the shares of Publicidad stock which it owns directly to PVI.

CONSIDERATION FOR THE ACQUISITION

     For the acquisition of all of the issued and outstanding capital stock of Publicidad, we will issue a total of 2,678,353 shares of common stock and warrants to purchase an additional 1,036,825 shares of common stock. Of the total consideration, Presencia will receive 133,918 shares of common stock and warrants to purchase 51,841 shares of common stock and Presence in Media LLC will receive 2,544,435 shares of common stock and warrants to purchase 984,984 shares of common stock.

     The warrants to be issued pursuant to the Reorganization Agreement are divided into eleven separate groups. Each group of warrants corresponds and contains provisions that are parallel to a group of currently issued and outstanding warrants or options for the purchase of shares of our common stock. Each group of
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

warrants contains a term, exercise price, vesting schedule and adjustment provisions which are similar to the parallel issued and outstanding warrants or options. The 1,036,825 total warrants to be issued to Presencia and Presence in Media under the Reorganization Agreement will be divided among the eleven groups pro rata according to the share which each of the eleven parallel groups bears to the total of issued and outstanding warrants and options. The warrants to be issued will expire at various times, depending on the group, from December 16, 2002 to January 1, 2007. The exercise price of the warrants, again dependent upon the group, range from $3.72 to $20.00 per share. The expiration, the exercise prices and the vesting schedule, if such warrants are not fully vested as of the closing of the Reorganization Agreement, correspond to those provisions in the parallel issued and outstanding warrants or options.

THE REORGANIZATION AGREEMENT

     The following summary of the Reorganization Agreement and the Amendment Agreement is qualified in its entirety by reference to the complete text of the Reorganization Agreement, including the Amendment Agreement, which is attached as Appendix A to this Proxy Statement. We urge you to read the full text of the Reorganization Agreement, including the Amendment Agreement, dated as of February 4, 2001.

  Conditions to the Acquisition

     Each of PVI's and Presencia's obligations to complete the transactions contemplated in the Reorganization Agreement are subject to the satisfaction or waiver of certain conditions, including, but not limited to, the following:

     - Our shareholders must approve the Reorganization Agreement and the transactions contemplated therein;

     - Presencia's shareholders must approve the Reorganization Agreement and the transactions contemplated therein;

     - Each of the entities must have taken all necessary actions in connection with the transactions contemplated under the Reorganization Agreement;

     - Each of the appropriate parties must have executed the other agreements contemplated in the Reorganization Agreement, including, among others, the consultant services agreement, the employment agreements and stock option agreements for Messrs. David Sitt and Roberto Sonabend, and the registration rights agreement;

     - The representations and warranties made by the parties in the Reorganization Agreement must be materially true and correct on the closing date, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the parties; and

     - Each of the parties must have performed, in all material respects, the obligations which the Reorganization Agreement requires it to perform before the closing date.

  Termination of the Acquisition

     The Reorganization Agreement and the transactions contemplated therein may be terminated prior to the closing:

     - By the mutual written consent of PVI and Presencia;

     - By either PVI or Presencia if the Acquisition is not completed on or before July 31, 2001 or such other date as PVI and Presencia may agree upon in writing;

     - By either PVI or Presencia if the other party has made any material misrepresentation or has breached any warranty or covenant contained in the Reorganization Agreement and such breach has not been waived;

     - By either PVI or Presencia if any condition specified in the Reorganization Agreement as a precondition to the closing has not been satisfied as of the date scheduled for the closing of the Reorganization Agreement or if satisfaction of such a condition is or becomes impossible (other than through the failure of the other party to comply with its obligations under the Reorganization Agreement), and such condition to closing has not been waived; or

     - By either PVI or Presencia if the terminating party determines that it or its affiliates will be subject to a tax liability in excess of $500,000 as a result of the consummation of the transactions contemplated in the Reorganization Agreement and the other party does not agree to assume and be responsible for such tax liability on a full, after-tax basis.

  Fees

     Each party will be responsible for payment of its own fees and expenses incurred in connection with the Reorganization Agreement and the transactions contemplated therein, except:

     - If we terminate the Reorganization Agreement because the transactions have not been approved by our shareholders, we must reimburse Presencia for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with the negotiation, preparation and execution of the Reorganization Agreement and the transactions contemplated therein.

     - If the transactions contemplated by the Reorganization Agreement are completed, Publicidad will be responsible for the payment of the fees and expenses of Presencia, Eduardo Sitt, David Sitt and Roberto Sonabend, incurred in connection with the Reorganization Agreement and the transactions contemplated therein.

     - If this Agreement is terminated by a party due to the misrepresentation, breach or default of another party, the terminating or non-defaulting party will be reimbursed by the other party for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with the Reorganization Agreement and the transactions contemplated therein.

     - We, at our sole election, may make any reimbursement of fees and expenses in shares of our common stock.

  Conduct of the Business Pending the Acquisition

     Prior to the closing, PVI and its subsidiaries and Publicidad are required to carry on their respective businesses in the ordinary course.

  Representations and Warranties

     The Reorganization Agreement contains customary representations and warranties of PVI and Presencia, relating to, among other things:

     - Corporate organization and similar corporate matters;

     - Subsidiaries;

     - Capital structure;

     - Authorization and absence of conflicts;

     - Board approval and applicable state takeover laws;

     - Shareholder vote required for approval of the Reorganization Agreement;

     - Litigation;

     - Compliance with applicable laws and governmental regulations;

     - Absence of material changes or events;

     - Intellectual property;

     - Brokers and finders;

     - Taxes;

     - Material contracts;

     - Employee benefits; and

     - Shareholders' rights.

  The Amendment Agreement

     As a condition of entering the Stock Purchase Agreement described in Proposal 2 of this Proxy Statement, CSC-PVI Holding required that Presencia and certain members of the Seller Group waive certain preemptive rights under the Reorganization Agreement that otherwise may have been triggered by the Stock Purchase Agreement. CSC-PVI Holding also required PVI, Mr. Williams and Presencia to execute a Shareholders Agreement in relation to, among other things, voting on Proposal 2 of this Proxy Statement. In partial consideration for Presencia's agreement to the above, we entered into the Amendment Agreement pursuant to which the Reorganization Agreement was amended to change Presencia's entitlement to nominate directors, extend the time to close the Acquisition and modify the standstill provisions regarding restrictions on the purchase and sale of our common stock. Pursuant to the Amendment Agreement we agreed to issue to Presencia, at the Second Closing to the Stock Purchase Agreement, assuming approval of Proposal 2 of this Proxy Statement, warrants to purchase an additional 500,000 shares of our common stock. The warrants will be exercisable for three years following their issuance at an exercise price of $8.00, $9.00 and $10.00 per share during the first, second and third years of the term, respectively.

EFFECT OF THE ACQUISITION

  Board of Directors

     The Reorganization Agreement provides that upon completion of the Acquisition, we must take certain actions with regard to our board of directors and that Presencia will have certain rights with regard to the nomination for and appointment of directors:

     - Presencia will be entitled to designate a maximum of three (3) members of our board of directors, with the exact number being contingent upon the percentage of outstanding shares of our common stock they hold at the time directors are elected;

     - We have agreed to nominate and recommend for election to our board of directors those individuals Presencia designates for membership on the Board;

     - If, for any reason, the Presencia designees for the board of directors are not elected by our shareholders, we have agreed to take the necessary actions to increase the size of the Board by the number of Presencia designees not elected and to appoint those designees to the newly created directorships;

     - We will elect or appoint an individual designated by Presencia to certain committees of our board of directors;

     - We will elect or appoint an individual designated by Presencia to the board of directors of Publicidad;

     - We will elect or appoint an individual designated by Presencia to the Boards of Directors of certain of our subsidiaries, other than Publicidad; and

     - We will elect or appoint an individual designated by Presencia to certain committees of the Boards of Directors of certain of our subsidiaries, including Publicidad.

     Upon completion of the Acquisition, the initial Presencia designees to the PVI board of directors will be Emilio Romano, Jaime Serra Puche and Eduardo Sitt.

     Emilio Romano is the co-founder, President and Chief Executive Officer of SportsYA!, the first interactive Spanish-language Internet sports site. Mr. Romano serves as an independent advisor to several entertainment and media companies and is a partner in the law firm of Gonzalez Luna y Perez de Acha, S.C. Mr. Romano previously held the positions of Vice President of International Affiliates and Executive Director of Finance with Televisa, S.A. de C.V. and has served in Mexico's Ministry of Finance and Public Credit. Mr. Romano has extensive experience in public and private finance and revenue matters, tax policy, customs, legislation and mergers and acquisitions. He has held the position of Professor of Tax Law in the post-graduate program at Escuela Libre de Derecho since 1994 and has been a frequent speaker at conferences and seminars on tax and customs issues, including at Georgetown University and George Washington University, among others.

     Jaime Serra Puche is currently a senior partner of Serra and Associates International, a consulting firm specializing in law and economics. Mr. Puche served as Mexico's Secretary of Finance in 1994 and as Mexico's Secretary of Trade and Industry from 1988 to 1994; he has held several other key positions in the government of Mexico, including Undersecretary of Finance and Chief of Staff to the Secretary of Finance. Mr. Puche has extensive experience in international trade negotiations, including his role as Minister-in-charge of the NAFTA negotiations. From 1995 to 1996, Mr. Puche was the John L. Weinberg/Goldman Sachs Visiting Professor at Princeton University; his other academic experience includes Chairman of the Center for Economic Studies and Professor of Economic Theory at El Colegio de Mexico, and a term as the Tinker Visiting Professor of Economics at Stanford University. Mr. Puche currently is a Trustee of the Yale Corporation of Yale University and a member of the Boards of Tubos de Acero de Mexico, The Mexico Fund and Alcatel-Indetel.

     Eduardo Sitt has been a director of PVI since October 1993. From 1964 until 1993, he was the principal shareholder and Chief Executive Officer of Hilaturas de Michoacon, S.A., a Mexican textile manufacturer. Mr. Sitt is a shareholder and, during the past five years, has served as a director of Grupo Financiero BBV-Probursa, a publicly held financial corporation and parent company of Mexico's fifth largest bank (Banco Bilbao Vizcaya, S.A.), a full service stock brokerage house (Casa de Bolsa BBV-Probursa) and several other financial firms. Mr. Sitt is the President and principal shareholder of, and the individual designated to serve on the board of directors of PVI by Presencia, a principal shareholder of PVI. He is the President of Publicidad. He also serves as a director of Albatros Textil, a textile manufacturer.

  Management

     The Reorganization Agreement does not contemplate any change in senior management of PVI. Publicidad or an affiliate will employ Messrs. David Sitt and Roberto Sonabend as Publicidad's senior executive officers. The terms of employment will be substantially similar to the terms of employment of our other senior executive officers, including grants of stock options under our Amended 1993 Stock Option Plan which are comparable to grants made to our other senior executive officers.

  Dilution to PVI Shareholders

     As a result of the Acquisition, we will be issuing shares of our common stock and warrants for the purchase of additional shares of our common stock to Presencia and its wholly-owned subsidiary, Presence in Media LLC. The issuance of these shares and warrants will have an effect upon our shareholders, based upon the following:

     - As of February 28, 2001 Statement, 12,097,904 shares of our common stock were outstanding.

     - Upon closing of the transactions contemplated under the Reorganization Agreement, we will issue 2,678,353 shares of our common stock and warrants to purchase 1,036,825 shares of our common stock to Presencia and Presence in Media LLC.

     - Assuming approval and consummation of the transactions set forth in Proposal 2 of this Proxy Statement and that the closing of the sale contemplated by Proposal 2 occurs, Presencia will hold approximately 19.5% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held be Presencia immediately prior to the Acquisition.

     - If the transactions set forth in Proposal 2 of this Proxy Statement are not approved and the closing of the sale contemplated by Proposal 2 does not occur, Presencia will hold approximately 22.1% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held be Presencia immediately prior to the Acquisition.

     - On a Fully Diluted basis, assuming approval and consummation of the transactions set forth in Proposal 2 of this Proxy Statement and that the closing of the sale contemplated by Proposal 2 occurs, Presencia will hold approximately 13.8% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held be Presencia immediately prior to the Acquisition.

     - On a Fully Diluted basis, but assuming that the transactions set forth in Proposal 2 of this Proxy Statement are not approved and the closing of the sale contemplated by Proposal 2 does not occur, Presencia will hold approximately 20.5% of our common stock outstanding after completion of the Acquisition; this includes the shares of our common stock held be Presencia immediately prior to the Acquisition.

     - Our issuance of the shares of our common stock in connection with the Acquisition will substantially dilute your ownership interest in PVI;

     - If the transactions set forth in Proposal 2 of this Proxy Statement are approved, the issuance and sale of the shares of our common stock and warrants to purchase shares of our common stock to CSC-PVI Holding under the Stock Purchase Agreement and the additional warrants to be issued to Presencia in connection with the Amendment Agreement will result in further dilution to your ownership interest in PVI. and

     - Presencia and the other members of the Seller Group also will have the preemptive right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions which are described in the Reorganization Agreement.

     However, your rights with regard to ownership of shares of our common stock and participation in our affairs as a holder of our common stock will not change as a result of this Proposal 1.

  Restrictions on Presencia's Purchases and Sales of Our Common Stock

     Under the terms of the Reorganization Agreement, Presencia has agreed that neither it nor any member of the Seller Group will acquire any shares of our common stock, other than through the Reorganization Agreement, including the exercise of warrants or from another member of the Seller Group, without the prior written approval of our board of directors, if the aggregate number of shares of our common stock owned by the Seller Group would exceed 30% of our outstanding common stock after the acquisition. The restrictions upon the purchase of our common stock by Presencia and the other members of the Seller Group will terminate on the earliest of the following dates: (i) February 2, 2002; (ii) the first date on which the Seller Group owns, in the aggregate, less than ten percent (10%) of our outstanding common stock; (iii) the date on which Dennis P. Wilkinson ceases to be our Chief Executive Officer; or (iv) the date on which any third party acquires thirty percent (30%) or more of our common stock, except in a transaction approved by our board of directors.

     Presencia and the other members of the Seller Group have agreed that they will not transfer, in the aggregate, more than 5% of our outstanding common stock or 650,000 shares, whichever is greater, in any 30-day period. The Reorganization Agreement further requires Presencia to provide notice to the board of directors prior to making any bulk sales of our common stock to any of our competitors, contract partners or potential strategic investors and provides our board of directors with a right to veto such a sale if the sale would be detrimental to PVI. This restriction does not include transfers pursuant to a tender or exchange offer or as part of a merger transaction. The restrictions on the sale of our common stock imposed on Presencia and the other members of the Seller Group will terminate on the earliest of the following dates: (i) the date of consummation of the closing described in Proposal 2; (ii) February 2, 2002; (iii) the first date on which the Seller Group owns, in the aggregate, less than ten percent (10%) of our outstanding common stock; (iv) the date on which Dennis P. Wilkinson ceases to be our Chief Executive Officer; or (v) the date on which any third party acquires thirty percent (30%) or more of our common stock, except in a transaction approved by our board of directors.

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

     The interests of certain members of the PVI board of directors may be different than those of other PVI shareholders. Mr. Eduardo Sitt, a member of the PVI board of directors, holds an equity interest in Presencia. Mr. Sitt did not participate in the discussions or voting of our board of directors with regard to the Reorganization Agreement or the transactions contemplated therein. Mr. Enrique F. Senior, a member of the PVI board of directors, is a Managing Director and Executive Vice President of Allen. Mr. Senior recused himself from the voting of our board of directors with regard to the Reorganization Agreement. Upon closing of the Acquisition, Allen will receive warrants for the purchase of 100,000 shares of our common stock in connection with its services as our financial advisor in connection with the Acquisition. Additionally, Allen received warrants for the purchase of 100,000 shares of our common stock in consideration of its fairness opinion in connection with the Acquisition.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE ACQUISITION

     On December 5, 2000, the board of directors, with Mr. Sitt recusing himself from the discussion and vote and with Mr. Senior recusing himself from the vote, unanimously approved the Reorganization Agreement and authorized the transactions contemplated therein, including the issuance of shares and warrants, the registration rights agreement, the consultant services agreement, and the employment agreements, as fair to and in the best interest of PVI and our shareholders. Before granting its approval and making this recommendation, the board of directors reviewed a number of factors, including, but not limited to, the terms of the Acquisition and information regarding the financial condition, operations and prospects of Publicidad, and the impact of Publicidad's operations, revenues and prospects upon the financial condition, operations and prospects of PVI. The board of directors also considered the opportunities and alternatives available to PVI if the Acquisition were not undertaken and the costs and benefits of these alternatives compared to the Acquisition.

     In approving the Reorganization Agreement and the transactions included therein and in recommending that our shareholders approve the Acquisition, the board of directors considered a number of factors which support the approval of the Reorganization Agreement; these factors include, but are not limited to, the following:

     - Publicidad has experienced rapid growth and development;

     - Publicidad has significant contacts and goodwill which we believe will enable it to develop the Central and South American, and potentially other Spanish-speaking markets, which PVI might otherwise have difficulty penetrating;

     - Mexico and other Latin American markets have been among the most receptive markets for our technology;

     - The acquisition of Publicidad will generate direct revenues, rather than capturing only a portion of those revenues indirectly through licensing arrangements;

     - We require greater revenue generation to fund the research and development of our core technologies; and

     - We require greater revenue generation to fund our expansion into additional markets.

     The board of directors has also considered the potential adverse consequences of other factors on the Acquisition, including:

     - The risk that the revenue generated from Publicidad may not be sufficient to permit our continued research and development or expansion into additional markets; and

     - The risk that other markets, end-users and viewers may not be receptive to real-time video insertion, virtual advertising or product placement.

     The foregoing discussion of the information and reasons considered, as given weight by the board of directors, is not intended to be an exhaustive list of all factors affecting the decision of the Board to approve and recommend the Reorganization Agreement. The Board did not quantify or otherwise assign or ascribe any relative weight to any particular factor in reaching its conclusion and to do so would be impractical. In addition, in reaching his or her individual decision with regard to the merits of the Reorganization Agreement, different members of the Board may have given different weights to different factors considered.

FAIRNESS OPINION

     The board of directors received the opinion of Allen, its financial advisor, that as of the date of its opinion, and subject to and based upon the considerations referred to in its opinion, the exchange of PVI common stock and warrants for the acquisition of all issued and outstanding stock of Publicidad is fair, from a financial point of view, to PVI. The full text of this opinion is attached hereto as Appendix C. WE URGE YOU TO READ THE OPINION OF ALLEN & COMPANY IN ITS ENTIRETY.

     Allen has acted as our financial advisor with respect to the Acquisition. Allen provides comprehensive financial advisory and capital raising services to corporations and governments worldwide. As our financial advisor, Allen has previously performed services in connection with the private placements of our securities and as an underwriter in connection with our initial public offering. The selection of Allen was based upon, among other considerations, its expertise, its intimate knowledge of our business, and our experience with it in the past. Enrique F. Senior, a member of the PVI board of directors, is a Managing Director and Executive Vice President of Allen. We anticipate that Mr. Senior will remain as a director of PVI. For his participation as a director of PVI, Mr. Senior receives only reimbursement of his expenses related to his attendance at meetings of the Board and options to purchase shares of our common stock in accordance with our standard procedures for compensating Board members. Allen received warrants to purchase 100,000 shares of our common stock for delivery of its fairness opinion. We alone determined the amount of consideration, specifically the shares of our common stock and warrants, to be exchanged for all of the outstanding stock of Publicidad, without regard to a recommendation by Allen or any other third party.

     The following summary of Allen's fairness opinion is qualified in its entirety by reference to the complete text of the fairness opinion letter, which is attached as Appendix C to this Proxy Statement.

     Allen's opinion is directed only to the fairness to PVI, from a financial point of view, of the Acquisition and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote on the proposal pertaining to the Reorganization Agreement. No limitations were imposed on Allen by us with respect to the investigations made or procedures followed by it in rendering its opinion.

     In rendering its opinion, Allen, among other things:

     - Reviewed the terms and conditions of the Acquisition, including the draft Reorganization Agreement and other draft agreements contemplated in the Reorganization Agreement;

     - Reviewed and analyzed publicly available business and financial information relating to PVI, as presented in documents filed with the Securities and Exchange Commission;

     - Reviewed and analyzed historical business and financial information relating to Publicidad;

     - Reviewed certain financial, operating and budgetary information supplied by PVI relating to our business;

     - Reviewed financial, operating and budgetary information supplied by Publicidad relating to its business;

     - Held discussions with certain members of senior management of PVI and of Publicidad concerning the financial condition, strategic objectives and prospects of the respective entities;

     - Reviewed and analyzed certain public information, including stock market data and financial information relating to selected publicly held businesses comparable to PVI;

     - Reviewed analysts' reports and estimates regarding PVI;

     - Reviewed the trading history of PVI's common stock, including performance in comparison to market indices and to selected corporations in comparable lines of business; and

     - Analyzed relative values based on the current and projected size of the virtual advertising marketplaces, current and projected operating statistics and discounted cash flows.

     In addition, Allen conducted such other analyses and examinations and considered other financial analyses and investigations as it deemed appropriate.

     In rendering its opinion, Allen assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with it.

     Allen did not express any opinion as to the value of PVI's common stock after the completion of the Acquisition. Allen did not make any physical inspection of the properties or assets of PVI or of the assets or properties of Publicidad. Allen was not requested to consider and its opinion does not address the relative merits of the Acquisition as compared to any alternative business strategies that might exist for PVI or the effect of any other transaction in which PVI might engage. Further, Allen's opinion was necessarily based on the information made available to it and the financial, stock market and other conditions and circumstances existing on the date of its opinion.

OTHER AGREEMENTS REQUIRED IN THE ACQUISITION

     We have agreed to enter into certain agreements which are contemplated in the Reorganization Agreement. The following is a summary of those agreements.

     - We will enter a registration rights agreement with certain members of the Seller Group. The registration rights agreement applies to all shares of our common stock (and other equity securities) currently held, acquired under the Reorganization Agreement or acquired thereafter, including all shares purchased on the exercise of the warrants. The registration rights agreement gives the Seller Group the right to demand registration of its securities for resale under the Securities Act of 1933 on five occasions and the "piggyback" right to participate in other registrations of our securities which we may undertake.

     - Publicidad or an affiliate will enter into employment agreements with David Sitt and Roberto Sonabend, both of whom are currently providing management services to Publicidad. The terms of employment are commensurate with those of other senior executive officers of PVI, and include, among other things, salary, benefits, and a grant of options under our Amended 1993 Stock Option Plan.

     - Publicidad will enter into a consultant services agreement with Presencia, the term of which shall extend through December 31, 2004. Pursuant to the consultant services agreement, Presencia will render consulting services to Publicidad and will receive compensation in the form of a contingent service fee and a commission override fee. The contingent service fee is a percentage of Publicidad's adjusted operating cash flow, as defined in the agreement; the percentage of the contingent service fee may range from zero percent (0%) to thirty percent (30%) of Publicidad's adjusted operating cash flow, as defined in the agreement, for a given year, depending upon Publicidad's performance; the agreement contains additional qualifications and ceilings on the fees payable. The commission override fee is a set percentage of Publicidad's adjusted operating cash flow, as defined in the agreement; the initial commission override fee is set at four percent (4%) of Publicidad's adjusted operating cash flow. The commission override fee increases to six percent (6%) in year two of the agreement and to eight percent (8%) in later years. "Adjusted operating cash flow" for purposes of calculating the contingent service fee and the commission override fee are defined differently under the terms of the consultant services agreement. The consultant services agreement will renew automatically for one-year periods after the expiration of the initial term; however, the only fee payable after expiration of the initial term will be the commission override fee. Payments in the first year of the consultant services agreement, based upon the historical performance of Publicidad, are anticipated to amount to approximately $285,000 for the contingent service fee and $115,000 for the commission override fee.

ACCOUNTING TREATMENT OF THE ACQUISITION

     We intend to account for the Acquisition under the purchase method of accounting in accordance with generally accepted accounting principles. See Selected Unaudited Pro Forma Consolidated Financial Information and Per Share Data, below.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION

     The Acquisition will have no material federal income tax consequences to PVI or our shareholders.

     The board of directors recommends that you vote FOR this Proposal.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma information set forth below gives effect to the Acquisition by PVI of Publicidad as if it had been completed on July 1, 1999 in the unaudited pro forma condensed combined statement of operations ("Pro Forma Statement of Operations"), and as if it had been completed on December 31, 2000 in the unaudited pro forma condensed combined balance sheet ("Pro Forma Balance Sheet"). For pro forma purposes, the Acquisition has been accounted for as a purchase business combination. The Pro Forma Statement of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with the historical financial statements of PVI (which are contained in our annual report on Form 10-K for the year ended on June 30, 2000 and are available through the Securities and Exchange Commission's website located at http://www.sec.gov or upon request to our office) and Publicidad (which are attached hereto as Appendix B).

     The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of PVI after the acquisition.

     As further described in Proposal 2 of this Proxy Statement, on February 4, 2001, PVI and CSC-PVI Holding, the indirect wholly-owned subsidiary of Cablevision, signed a Stock and Warrant Purchase Agreement in which CSC-PVI Holding will make a $10 million investment in PVI in exchange for 4 million shares of PVI common stock (2,007,909 shares were purchased as of February 14, 2001, and the remaining shares will be purchased upon shareholder approval of the transaction, assuming the satisfaction of certain conditions precedent, as described in Proposal 2 of this Proxy Statement) and PVI will grant three-year warrants that will allow CSC-PVI Holding to increase its ownership in PVI up to a total of approximately 45% on a Fully Diluted basis. In addition, Cablevision has been granted a non-exclusive license for all of PVI's current technologies, and both companies have agreed to jointly develop additional technologies and products for use in set-top boxes, among other things. Pursuant to the terms of the license agreement, Cablevision will prepay $7.5 million in license fees ($2.5 million was paid on February 14, 2001 and the remaining $5 million will be paid at the Second Closing to the Stock Purchase Agreement). The proceeds received will be allocated between the fair value of the stock and warrants issued and unearned revenue. In connection with this transaction, PVI has appointed an executive of Cablevision to the board of directors. Concurrently with the Second Closing to the Stock Purchase Agreement, as described in Proposal 2 of this Proxy Statement, PVI will issue 500,000 warrants to Presencia. The following unaudited pro forma condensed combined financial statements do not include the investment made or to be made by CSC-PVI Holding or the prepaid license fees paid or to be paid by Cablevision, or the warrants to be issued to Presencia at the Second Closing, assuming approval of Proposal 2 of this Proxy Statement.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                   FOR THE YEAR ENDED JUNE 30, 2000
                                       ---------------------------------------------------------
                                           PVI            PV       ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
Royalties and license fees...........  $  1,537,235   $       --   $(1,090,485)(2)  $    446,750
Advertising and contract revenue.....     1,508,664    7,605,826            --         9,114,490
                                       ------------   ----------   -----------      ------------
          Total revenue..............     3,045,899    7,605,826    (1,090,485)        9,561,240
Costs and expenses:
  Sales and marketing................     4,127,494    4,249,005      (990,283)(2)
                                                                       724,269(4)      8,110,485
  Product development................     2,802,249           --                       2,802,249
  Field operations and support.......     5,641,355    1,091,564      (272,389)(2)     6,460,530
  General and administrative.........     4,222,364    1,177,063     1,043,280(1)
                                                                        78,673(3)      6,521,380
                                       ------------   ----------   -----------      ------------
          Total costs and expenses...    16,793,462    6,517,632       583,550        23,894,644
Operating profit/(loss)..............   (13,747,563)   1,088,194    (1,674,035)      (14,333,404)
Other income and (expense)...........       705,919      (52,796)                        653,123
                                       ------------   ----------   -----------      ------------
Profit/(loss) before taxes...........   (13,041,644)   1,035,398    (1,674,035)      (13,680,281)
Tax benefit/(provision)..............       596,998     (211,167)                        385,831
                                       ------------   ----------   -----------      ------------
Net profit/(loss)....................   (12,444,646)     824,231    (1,674,035)      (13,294,450)
Accretion of preferred stock
  dividends..........................       (44,112)          --                         (44,112)
                                       ------------   ----------   -----------      ------------
Net profit/(loss) applicable to
  common stock.......................  $(12,488,758)  $  824,231   $(1,674,035)     $(13,338,562)
                                       ============   ==========   ===========      ============
  Basic and diluted net loss per
     share applicable to common
     stock...........................        $(1.33)                                      $(1.11)
                                       ============                                 ============
     Weighted average number of
       shares of common stock
       outstanding...................     9,374,317                                   12,052,670
                                       ============                                 ============

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                               FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                         -------------------------------------------------------
                                             PVI           PV       ADJUSTMENTS       PRO FORMA
                                         -----------   ----------   -----------      -----------
Royalties and license fees.............  $ 1,236,929   $       --   $(1,187,897)(2)  $    49,032
Advertising and contract revenue.......    1,363,879    4,930,129            --        6,294,008
                                         -----------   ----------   -----------      -----------
          Total revenue................    2,600,808    4,930,129    (1,187,897)       6,343,040
Costs and expenses:
  Sales and marketing..................    1,706,368    3,806,391      (984,007)(2)
                                                                        141,990(4)     4,670,742
  Product development..................    1,397,515           --                      1,397,515
  Field operations and support.........    2,885,651      573,673      (136,719)(2)    3,322,605
  General and administrative...........    2,832,356      812,421       521,640(1)
                                                                         39,337(3)     4,205,754
                                         -----------   ----------   -----------      -----------
          Total costs and expenses.....    8,821,890    5,192,485      (417,759)      13,596,616
Operating profit/(loss)................   (6,221,082)    (262,356)     (770,138)      (7,253,576)
Other income and (expense).............      237,407       35,869            --          273,276
                                         -----------   ----------   -----------      -----------
Profit/(Loss) before taxes and minority
  interest.............................   (5,983,675)    (226,487)     (770,138)      (6,980,300)
Tax benefit/(provision)................      371,999      (56,705)                       315,294
Minority interest......................       69,646           --            --           69,646
                                         -----------   ----------   -----------      -----------
Net profit/(loss)......................   (5,542,030)    (283,192)     (770,138)      (6,595,360)
Accretion of preferred stock
  dividends............................       (8,341)          --            --           (8,341)
                                         -----------   ----------   -----------      -----------
Net profit/(loss) applicable to common
  stock................................  $(5,550,371)  $ (283,192)  $  (770,138)     $(6,603,701)
                                         ===========   ==========   ===========      ===========
  Basic and diluted net loss per share
     applicable to common stock........       $(0.55)                                     $(0.52)
                                         ===========                                 ===========
     Weighted average number of shares
       of common stock outstanding.....   10,024,293                                  12,702,646
                                         ===========                                 ===========

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                                           DECEMBER 31, 2000
                                       ---------------------------------------------------------
                                           PVI            PV       ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
ASSETS
Current Assets:
  Cash and cash equivalents..........  $  2,418,937   $  323,004   $        --      $  2,741,941
  Restricted securities held to
     maturity........................        60,347           --            --            60,347
  Trade accounts receivable..........     1,130,410    1,232,391      (529,610)(2)     1,833,191
  Prepaid airtime from Televisa......            --    2,106,003                       2,106,003
  License rights.....................       600,000                         --           600,000
  Available for sale securities......       517,177           --            --           517,177
  Other current assets...............       411,351      975,922            --         1,387,273
                                       ------------   ----------   -----------      ------------
          Total current assets.......     5,138,222    4,637,320      (529,610)        9,245,932
Property and equipment, net..........     3,392,411      728,646                       4,121,057
Intangible assets, net...............       584,794      447,811      (447,811)(2)
                                                                     4,173,118(1)      4,757,912
Investment in/Advances to Revolution
  Company LLC........................       850,000                                      850,000
Merger related costs.................       289,646                   (289,646)(1)            --
Other assets.........................       215,664           --       236,020(3)        451,684
                                       ------------   ----------   -----------      ------------
          Total assets...............  $ 10,470,737   $5,813,777   $ 3,142,071      $ 19,426,585
                                       ============   ==========   ===========      ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued
     expenses........................  $  4,710,850   $ 2,852,08   $   300,000(1)   $  7,862,932
  Royalties and other payable to
     PVI.............................                  1,001,990    (1,001,990)(2)
  Advertising and production
     advances........................            --      712,955            --           712,955
  Unearned revenue...................       424,486                   (100,000)(2)       324,486
                                       ------------   ----------   -----------      ------------
          Total current
            liabilities..............     5,135,336    4,567,027      (801,990)        8,900,373
Unearned revenue.....................       490,724           --      (450,000)(2)        40,724
Other liabilities....................        39,260       13,716            --            52,976
                                       ------------   ----------   -----------      ------------
          Total liabilities..........     5,665,320    4,580,743    (1,251,990)        8,994,073
                                       ------------   ----------   -----------      ------------

                                                           DECEMBER 31, 2000
                                       ---------------------------------------------------------
                                           PVI            PV       ADJUSTMENTS       PRO FORMA
                                       ------------   ----------   -----------      ------------
Commitments and contingencies
Redeemable preferred stock:
  Cumulative, Series A, conditionally
     redeemable, $4.50 par value,
     authorized 167,000 shares;
     issued and outstanding 11,363
     shares at December 31, 2000,
     redemption value equal to
     carrying value (par plus all
     accrued but unpaid dividends)...        75,683           --            --            75,683
  Cumulative, Series B, conditionally
     redeemable, $5.00 par value,
     authorized 93.900 shares; issued
     and outstanding 12,834 shares at
     December 31, 2000, redemption
     value equal to carrying value
     (par plus all accrued but unpaid
     dividends.......................        91,113           --            --            91,113
                                       ------------   ----------   -----------      ------------
          Total redeemable preferred
            stock....................       166,796           --            --           166,796
Minority interest....................       241,930           --            --           241,930
Shareholders' Equity:
  Common stock, no par value; $.005
     stated value; authorized
     40,000,000 shares; 10,075,709
     shares issued and outstanding at
     December 31, 2000, and
     12,754,062 pro forma shares.....        50,376      115,063      (115,063)(1)
                                                                        13,392(1)         63,768
  Additional paid-in capital.........    61,563,520      109,378      (109,378)(1)
                                                                     4,052,348(1)
                                                                     1,228,885(1)
                                                                       236,020(3)     67,080,773
  Less: Related party note
     receivable......................      (920,948)          --        96,450(2)       (824,498)
       Other comprehensive
       income/(loss).................       (27,975)      81,651       (81,651)(1)       (27,975)
  Retained earnings/(accumulated
     deficit)........................   (56,268,282)     926,942      (926,942)(1)   (56,268,282)
                                       ------------   ----------   -----------      ------------
          Total shareholders'
            equity...................     4,396,691    1,233,034     4,394,061        10,023,786
                                       ------------   ----------   -----------      ------------
          Total liabilities,
            redeemable preferred
            stock and shareholders'
            equity...................  $ 10,470,737   $5,813,777   $ 3,142,071      $ 19,426,585
                                       ============   ==========   ===========      ============

NOTES TO UNAUDITED PVI PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of Publicidad at December 31, 2000, and is for illustrative pro forma purposes only. Actual fair values will be based on financial information as of the acquisition date.

   Assuming the transaction had occurred on December 31, 2000, the preliminary allocation would have been as follows:

Shares of PVI stock exchanged for Publicidad Stock..........   2,678,353
PVI average stock price a few days before and after the
  Acquisition was agreed to.................................  $    1.518
Value of PVI stock issued for the Acquisition...............  $4,065,740
Fair value of vested warrants issued for the Acquisition....  $1,228,885
Acquisition costs (estimate)................................  $  589,646
Total Purchase Price........................................  $5,884,271
Net book value of Publicidad after adjustments to eliminate
  balances and activities between entities..................  $1,711,153
Preliminary goodwill and other intangibles..................  $4,173,118

   The purchase price consists of 2,678,353 shares of common stock exchanged and warrants valued at $1,228,885 based upon PVI's stock price a few days before and after the companies reached agreement. Included in adjustment 1, in accordance with purchase business combination accounting, the total pro forma stockholders' equity of Publicidad of $1,233,034 has been eliminated in consolidation.

   This allocation is preliminary and may be subject to change upon the completion of an independent third party valuation, if any, of the fair value of Publicidad's acquired assets and liabilities as of the acquisition date, as well as the potential identification of certain intangible assets.

     (a) The pro forma adjustments relating to the acquisition of Publicidad reflect twelve months of amortization expense for the year ended June 30, 2000 and six months for the period ended December 31, 2000, assuming the transaction had occurred on July 1, 1999. The preliminary value of the goodwill and intangible assets at December 31, 2000 is approximately $4,173,118 and will be amortized over four years, which is the average of the expected estimated period of benefit of three to five years. Such amounts approximate $1,043,280 and $521,640 for the year ended June 30, 2000 and the six month period ended December 31, 2000, respectively;

     (b) The difference between amounts relating to activities between the two entities has been recorded as goodwill.

2. To eliminate intercompany activity and balances between the two entities relating to licensing and royalty arrangements.

3. Gives effect to the fair value of the unvested warrants given to Publicidad as part of the purchase price and the associated amortization of these warrants. The deferred compensation at December 31, 2000 related to these warrants is $236,020. The compensation expense recorded for the twelve months ending June 30, 2000 and the six months ended December 31, 2000 is $78,673 and $39,337, respectively.

4. Gives effect to the contingent service fee which will be paid in accordance with the terms in the consultant services agreement which is effective upon closing of the Acquisition. Reference page 25 in this Proxy Statement for further description of the consultant services agreement. The fee is based on a percentage of the adjusted operating cash flow of Publicidad and can be a maximum of $1,200,000. The calculated contingent service fee for the year ended June 30, 2000 and six months ended December 31, 2000 are $724,269 and $141,990, respectively based on an adjusted operating cash flow of $2,414,230 and $1,419,904, respectively.

                                   PROPOSAL 2

                         APPROVAL OF ISSUANCE OF SHARES
                    PURSUANT TO THE STOCK PURCHASE AGREEMENT

     This proposal seeks shareholder approval of the issuance and sale to CSC-PVI Holding of: (i) 1,992,091 shares of our common stock, (ii) warrants for the purchase of 11,471,908 shares of our common stock and (iii) the shares of our common stock to be issued upon exercise of the warrants. This section of the Proxy Statement describes material aspects of the Stock Purchase Agreement, the warrants, a registration rights agreement, a shareholders agreement and a license agreement. The descriptions of the Stock Purchase Agreement, the warrants, the registration rights agreement, the shareholders agreement, and the license agreement, as set forth below, is in summary form and each is therefore qualified in its entirety by reference to the copy of the Stock Purchase Agreement, and the exhibits thereto, contained in our filing on Form 10-Q/A with the Securities and Exchange Commission on February 21, 2001 and which is available through the Securities and Exchange Commission's website located at http://www.sec.gov or upon request to our office at 15 Princess Road, Lawrenceville, New Jersey 08628, telephone number (609) 912-9400. While we believe that the description provided herein covers the material terms of the Stock Purchase Agreement and the transactions contemplated therein, this summary may not contain all of the information that is important to you. For a more complete understanding of the Stock Purchase Agreement and the transactions contemplated therein, you should read this entire document and the additional items referred to herein.

OVERVIEW

  The Transaction

     PVI entered into a Stock and Warrant Purchase Agreement, dated as of February 4, 2001, with CSC-PVI Holding, an indirect wholly-owned subsidiary of Cablevision Systems Corporation ("Cablevision"). Pursuant to the Stock Purchase Agreement, we agreed to sell to CSC-PVI Holding, in a series of two closings, referred to as the First Closing and the Second Closing, an aggregate of 4 million shares of our common stock, for a purchase price of $2.50 per share, and, assuming that the Reorganization Agreement has not been terminated, warrants for the purchase of an additional 11,471,908 shares of our common stock for an aggregate purchase price of $10 million. If the Reorganization Agreement and the transactions contemplated thereby have terminated for any reason, including, without limitation, because Proposal 1 of this Proxy Statement has not been approved, based upon PVI's capital structure as of February 28, 2001, the warrants to be issued to CSC-PVI Holding under the Stock Purchase Agreement will be for the purchase of 8,350,398 shares of our common stock.

     PVI and Cablevision also entered into a license agreement under which Cablevision received the non-exclusive right to use our current technologies and products. The Stock Purchase Agreement provides that, as a condition to the Second Closing, we and Cablevision will negotiate and execute a joint collaboration and license agreement obligating both companies to work together to develop technology to create virtual, in-content, interactive and targeted advertising and enhancement products for use with television distribution. We have received a license fee of $2.5 million from Cablevision and will receive an additional payment of $5 million as an additional license fee from Cablevision if the Second Closing occurs. These fees are creditable against any future monetary obligations of Cablevision and its affiliates under the terms of the license agreement and the joint collaboration and license agreement.

     As a condition of entering the Stock Purchase Agreement, CSC-PVI Holding required that Presencia and other members of the Seller Group under the Reorganization Agreement waive certain preemptive rights granted to them under the Reorganization Agreement that otherwise may have been triggered by the Stock Purchase Agreement. CSC-PVI Holding also required PVI, Mr. Williams and Presencia to enter into a Shareholders Agreement in relation to, among other things, voting in favor of this Proposal 2. In return for, among other things, Presencia's agreement to the above, we entered into the Amendment Agreement, as more fully described in Proposal 1 above, under which we will issue to Presencia, warrants to purchase 500,000 shares of our common stock if the Second Closing occurs, whether or not Proposal 1 is approved. Because we will issue these warrants if the Second Closing occurs, approval of this proposal will have the effect of approving the issuance of these warrants. The warrants to be issued to Presencia are described in greater detail in Proposal 1 above in the section titled "The Reorganization Agreement" and subtitled "The Amendment Agreement" on page 20.

     The First Closing under the Stock Purchase Agreement occurred on February 14, 2001. At the First Closing, we sold to CSC-PVI Holding a total of 2,007,909 shares of our common stock for $2.50 per share and received aggregate proceeds of approximately $5 million. As a result, CSC-PVI Holding owns approximately 16.6% of our common stock which was outstanding as of February 28, 2001.

     If this Proposal is approved and assuming the satisfaction of certain conditions precedent to the Second Closing, CSC-PVI Holding will purchase 1,992,091 shares of our common stock and warrants for the purchase of 11,471,908 shares of our common stock for an aggregate purchase price of approximately $5 million, assuming that the Reorganization Agreement has not been terminated, and we will issue the warrants as described above to Presencia. If this Proposal is not approved, the Second Closing will not occur, we will not sell the shares and warrants to CSC-PVI Holding, we will not receive approximately $5 million for the sale, we will not receive the approximately $5 million license fee, and CSC-PVI Holding will remain the holder of the shares purchased at the First Closing. In addition, we will not issue the warrants to Presencia pursuant to the Amendment Agreement and the terms of the Stock Purchase Agreement and related agreements described below will remain in effect.

  The Purchaser

     CSC-PVI Holding is a Delaware limited liability company and the indirect wholly-owned subsidiary of Cablevision. CSC-PVI Holding was formed specifically to act as the purchaser under the Stock Purchase Agreement and to hold the shares of our common stock after the completion of the transactions. CSC-PVI Holding has not engaged in any business since its formation. Cablevision, the ultimate parent company of CSC-PVI Holding, will be the indirect owner of all the shares of our common stock issued to CSC-PVI Holding as a result of this transaction. Cablevision, a Delaware corporation, is an entertainment and telecommunications company. Its cable television operations serve approximately three million households located in the New York metropolitan area. The company's advanced telecommunications offerings include its Lightpath integrated business communications services and its Optimum-branded high-speed Internet service. Cablevision's Rainbow Media Holdings, Inc. subsidiary operates programming businesses including American Movie Classics, Bravo and other national and regional services. Cablevision also owns a controlling interest in and operates Madison Square Garden and its sports teams including the New York Knicks and Rangers. The company also operates New York's Radio City Music Hall and owns and operates THE WIZ consumer electronics stores and Clearview Cinemas in the New York metropolitan area. Cablevision is a public company, and its shares are traded on the New York Stock Exchange under the symbol "CVC".

SECURITIES TO BE ISSUED UNDER THE STOCK PURCHASE AGREEMENT

     The securities to be issued to CSC-PVI Holding at the Second Closing if this Proposal 2 is approved, and the common stock issued at the First Closing, including rights attendant to the securities, are described below.

  The Common Stock

     At the First Closing, CSC-PVI Holding purchased 2,007,909 shares of our common stock. If this Proposal 2 is approved, at the Second Closing, CSC-PVI Holding will purchase an additional 1,992,091 shares of our common stock.

     As a condition of the Stock Purchase Agreement, we have entered into a registration rights agreement with CSC-PVI Holding. The registration rights agreement applies to all shares of our common stock (and other equity securities) acquired under the Stock Purchase Agreement or thereafter, including all shares purchased on the exercise of the warrants. The registration rights agreement gives CSC-PVI Holding the right to demand registration of its securities for resale under the Securities Act of 1933 on six occasions and the "piggyback" right to participate in other registrations of our securities which we may undertake.

     The Stock Purchase Agreement provides that if we issue shares of our common stock in the future, CSC-PVI Holding will have the preemptive right to purchase a sufficient number of shares of our common stock, on the same terms and conditions as those of the new issuance, to enable CSC-PVI Holding to maintain the same percentage ownership interest in PVI after the new issuance as it had before the new issuance. These preemptive rights do not apply to our issuance of shares of common stock on the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 above (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing and to an additional 50,000 shares.

  The Warrants

     If this proposal is approved, at the Second Closing, CSC-PVI Holding will receive warrants entitling it to purchase 11,471,908 shares of our common stock or, based upon PVI's capital structure as of February 28, 2001, 8,350,398 shares of our common stock if the Reorganization Agreement has been terminated. The warrants will be exercisable for three years following their issuance at an exercise price of $8.00, $9.00 and $10.00 per share during the first, second and third years of the term.

     The exercise price and number of shares deliverable under the warrants will be subject to proportional adjustment in the event of dividends or distributions on our common stock, stock splits or combinations, reclassification of our capital stock and capital reorganizations.

     The exercise price of the warrants is also subject to adjustment if we issue shares of our common stock in the future at a price below the then market price of our common stock, calculated by determining the average closing price per share of our common stock for the twenty (20) trading days immediately preceding. In this event, the exercise price will be reduced in accordance with the following formula: the new exercise price will be determined by multiplying the exercise price in effect on the date of such issuance by a fraction, the numerator of which is the sum of:

     - the number of shares of common stock outstanding on the date of such issuance, and

     - a number of shares of common stock equal to the number arrived at by dividing the aggregate price of the total number of additional shares of common stock being issued, by the market price per share;

and the denominator of which is the sum of:

     - the number of shares of common stock outstanding on the date of such issuance, and

     - the number of additional shares of common stock issued in the new issuance.

     This adjustment will not apply to our issuance of shares of common stock on the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 to this Proxy Statement (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing and to an additional 50,000 shares.

     In addition, if we grant, issue or sell common stock in the future, the number of shares issuable upon exercise of the warrants will be increased so that the holder will be entitled to receive a number of shares which represents in the aggregate the same proportion of the total outstanding shares of our common stock after such issuance as the shares issuable on exercise of the warrant represented before such issuance. If CSC-PVI Holding elects not to exercise any of its preemptive rights under the Stock Purchase Agreement with respect to certain specified issuances of our shares, the number of warrant shares shall be increased so that CSC-PVI Holding will be entitled to purchase additional shares equal, in the aggregate, to the number of additional shares it would have received had CSC-PVI Holding exercised its preemptive rights in full.

CONDITIONS TO THE SECOND CLOSING

     Each of PVI's and CSC-PVI Holding's obligations to complete the Second Closing as contemplated in the Stock Purchase Agreement are subject to the satisfaction or waiver of certain conditions, including, but not limited to, the following:

     - Our shareholders must approve the issuance and sale of the shares and warrants, including the shares to be issued upon exercise of the warrants, under the Stock Purchase Agreement;

     - PVI must have obtained certain waivers from Presencia;

     - PVI must be reincorporated in the State of Delaware as a Delaware corporation;

     - PVI and Cablevision shall have executed a joint collaboration and license agreement;

     - The shares and warrants subject to this Proposal 2 shall have been approved for quotation on the Nasdaq National Market System; and

     - The representations and warranties made by the parties in the Stock Purchase Agreement must be materially true and correct on the date of the Second Closing, except for changes which, in the aggregate, would not have a material adverse effect on PVI.

TERMINATION OF THE STOCK PURCHASE AGREEMENT

     The Stock Purchase Agreement may be terminated prior to the closing:

     - By the mutual written agreement of PVI and CSC-PVI Holding; or

     - By either PVI or CSC-PVI Holding if the Second Closing does not occur within six (6) months of February 4, 2001.

EFFECT OF THE STOCK PURCHASE AGREEMENT

  Board of Directors and Certain Transfer Restrictions under the Shareholders Agreement

     The Stock Purchase Agreement provides that for so long as Cablevision, whether directly or indirectly, beneficially owns at least 75% of its original investment in our common stock, which shall be calculated based on whether only the First Closing has occurred or whether both the First and Second Closings have occurred, Cablevision will be entitled to nominate one individual for election to our board of directors and to nominate one member to each committee of our board. If the Cablevision nominee for the board of directors is not elected by the shareholders voting at any meeting for the election of our directors, then we have agreed to take such actions as necessary to increase the size of our board of directors and appoint the Cablevision nominee to the newly created position. Cablevision became entitled to nominate one director pursuant to the Stock Purchase Agreement at the time of the First Closing; Cablevision nominated Mr. Wilt Hildenbrand, who was thereafter appointed to the board of directors.

     As required by the Stock Purchase Agreement, we have entered into a Shareholders Agreement with CSC-PVI Holding, Mr. Williams and Presencia, on behalf of itself and its affiliates. Pursuant to the Shareholders Agreement, Mr. Williams and Presencia have agreed to vote all shares of our common stock which they have the right to vote in favor of this Proposal and in favor of the election of the Cablevision nominee as a director of PVI. As of February 28, 2001, Mr. Williams and Presencia have the right to vote 907,649 shares of our common stock. Both Mr. Williams and Presencia have agreed to certain restrictions on their respective abilities to transfer shares of our common stock which they own. Mr. Williams has specifically agreed that until the later of the third anniversary of the issuance of the warrants under the Stock Purchase Agreement or December 31, 2004, he will transfer no more than 5% of the total shares he owned on February 4, 2001 without the written consent of CSC-PVI Holding. For so long as CSC-PVI Holding owns at least 75% of its original investment, which shall be calculated based on whether only the First Closing has occurred or whether both the First and Second Closings have occurred, Presencia has agreed that it will notify CSC-PVI Holding of its intent to sell any shares of PVI common stock representing more than 5% of our outstanding common stock as of the date of the Shareholders Agreement and provide CSC-PVI Holding with the right of first negotiation to purchase the shares of our common stock that Presencia intends to sell.

  Management

     The Stock Purchase Agreement does not contemplate any change in senior management of PVI, other than Cablevision's right to nominate a member of our board of directors and to nominate that member to sit on each committee of our board of directors.

  Restrictions on PVI

     The Stock Purchase Agreement provides that for so long as CSC-PVI Holding holds at least 75% of its original investment in our common stock (which is defined to mean the shares purchased at the First and Second Closings or, if the Second Closing does not occur, the shares purchased at the First Closing), we will not take certain actions, without the prior written consent of CSC-PVI Holding, including but not limited to:

     - Consolidate or merge with or into or convey, transfer or lease all or substantially all of our assets to another person;

     - Offer, sell or issue any debt in excess of $2,500,000 (other than in connection with (i) accounts payable incurred in the ordinary course of business or (ii) incurrences in the ordinary course of business for a term less than one year in an aggregate not to exceed $5,000,000) in a single transaction or series of related transactions;

     - Offer, sell or issue any equity securities, warrants, options, rights or other interests or securities exchangeable or convertible to any shares of our common stock or any other such option, warrant, security, right or other instrument, except as specifically permitted under the Stock Purchase Agreement;

     - Enter into any acquisition or transfer of assets (including investment by or in third parties, other than in the ordinary course of business) involving a purchase price in excess of 10% of our market capitalization;

     - Enter into transactions with any officer or director, or any entity, or shareholder or affiliate which beneficially owns 5% or more of our outstanding stock other than on an arm's-length basis for fair market value, as determined in good faith by our board of directors;

     - Materially change, prior to the third anniversary of the Second Closing, our employment arrangements with certain members of our senior management at any time prior to the third anniversary of the Second Closing, other than terminating such arrangements in good faith for cause;

     - Voluntarily change our listing on the Nasdaq National Market System;

     - File a voluntary petition for bankruptcy, liquidation or dissolution; or

     - Take any action prior to the Second Closing that would result in an adjustment to the number of warrants to be issued under the Stock Purchase Agreement other than the issuance of up to 50,000 shares of our common stock for any valid purpose.

  Dilution to PVI Shareholders

     As a result of the Stock Purchase Agreement, we will be issuing shares of our common stock and warrants for the purchase of additional shares of our common stock to CSC-PVI Holding. The issuance and sale of these shares and warrants and the warrants to be issued to Presencia at the Second Closing will have an effect upon our shareholders, based upon the following:

     - As of February 28, 2001, 12,097,904 shares of our common stock were outstanding.

     - Upon the Second Closing as contemplated under the Stock Purchase Agreement, we will issue 1,992,091 shares of our common stock and warrants to purchase 11,471,908 shares of our common stock to CSC-PVI Holding (or, based upon our capital structure on February 28, 2001, warrants to purchase 8,350,398 shares of our common stock if the Reorganization Agreement has been terminated) and warrants to purchase 500,000 shares of our common stock to Presencia.

     - Assuming approval of the transactions set forth in Proposal 1 of this Proxy Statement and that the closing of the Acquisition contemplated by Proposal 1 occurs, CSC-PVI Holding will hold approximately 23.9% of our common stock outstanding after the Second Closing, including the shares to be issued to Presencia under Proposal 1.

     - If the transactions set forth in Proposal 1 of this Proxy Statement are not approved and the Acquisition contemplated by Proposal 1 does not occur, CSC-PVI Holding will hold approximately 28.4% of our common stock outstanding after the Second Closing.

     - On a Fully Diluted basis, assuming approval of the transactions set forth in Proposal 1 of this Proxy Statement and that the closing of the Acquisition contemplated by Proposal 1 occurs, CSC-PVI Holding will hold approximately 45% of our common stock outstanding after the Second Closing.

     - On a Fully Diluted basis, but assuming that the transactions set forth in Proposal 1 of this Proxy Statement are not approved and the Acquisition contemplated by Proposal 1 does not occur, CSC-PVI Holding will hold approximately 54.8% of our common stock outstanding after the Second Closing.

     - Our issuance of the shares of our common stock and warrants in connection with the Stock Purchase Agreement will substantially dilute your ownership interest in PVI.

     - CSC-PVI Holding also will have the preemptive right to participate, on a pro rata basis, in sales of securities we issue in the future, subject to certain exceptions which are described in the Stock Purchase Agreement. These preemptive rights do not apply to our issuance of shares of common stock or the exercise of currently outstanding options and warrants, to the shares and warrants to be issued pursuant to the Reorganization Agreement described in Proposal 1 of this Proxy Statement (including the warrants to be issued to Allen upon consummation of the Reorganization Agreement), to the warrants to be issued to Presencia pursuant to the Amendment Agreement upon the Second Closing and to an additional 50,000 shares.

     - CSC-PVI Holding may also elect to not exercise its preemptive rights under the Stock Purchase Agreement with respect to certain specified issuances of our shares; in such instances, the number of warrant shares shall be increased so that CSC-PVI Holding will be entitled to purchase additional shares equal, in the aggregate, to the number of additional shares it would have received had CSC-PVI Holding exercised its preemptive rights in full.

     However, your rights with regard to ownership of shares of our common stock and participation in our affairs as a holder of our common stock will not change as a result of this Proposal.

  Restrictions on CSC-PVI Holding's Purchases and Sales of Our Common Stock

     Under the terms of the Stock Purchase Agreement, Cablevision and CSC-PVI Holding have agreed that neither they nor any subsidiary of either of them will acquire any shares of our common stock, other than through the First and Second Closings, the exercise of the warrants or CSC-PVI Holding's exercise of its preemptive rights, without the prior approval of our board of directors. This restriction will be effective until the earlier of the expiration of the warrants or the date the warrants are fully exercised; but in all cases, the restriction will not terminate before the first anniversary of the Second Closing.

     CSC-PVI Holding has further agreed that, for so long as it, Cablevision or any Cablevision subsidiary holds, in the aggregate, more than 20% of our outstanding common stock, they will not transfer, in the aggregate, more than 5% of our outstanding common stock in any three-month period without the approval of our board of directors. This restriction does not include transfers pursuant to CSC-PVI Holding's exercise of any rights under the registration rights agreement, except that CSC-PVI Holding shall not be entitled to demand a "shelf" registration pursuant to Rule 415 of the Securities Act of 1933 until the first anniversary of the Second Closing.

ADDITIONAL AGREEMENTS BETWEEN PVI AND CABLEVISION

     Pursuant to the Stock Purchase Agreement, PVI and Cablevision have executed a license agreement granting Cablevision and its affiliates the right to use our L-VIS(TM) System and related proprietary rights in its businesses. In addition, we have set forth our intent to enter into a joint collaboration and license agreement with Cablevision to develop follow-up technology to our current products and to create virtual, in-content, interactive and targeted advertising and enhancement products for downstream real-time insertion of images into video at multiple distribution locations. We have received $2.5 million as an initial payment of the initiation fee under the license agreement. At the Second Closing, we will receive $5 million as an additional payment of the initiation fee under the license agreement. The total will be creditable against any royalties or other fees due and owing to us from Cablevision or its affiliates under the license agreement and the joint collaboration and license agreement. These agreements, assuming execution of the joint collaboration and license agreement, shall continue in effect even if this Proposal 2 is not approved; however, we will not receive the additional $5 million initiation fee.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND PURPOSES OF THE ISSUANCE

     On February 2, 2001, the board of directors unanimously approved the Stock Purchase Agreement and authorized the transactions contemplated therein, including the issuance of shares and warrants, the registration rights agreement, the shareholders agreement, the license agreement and the Amendment Agreement, as fair to and in the best interest of PVI and our shareholders. (Mr. Senior specifically abstained from the board's consideration of and voting with regard to the issuance of warrants to Presencia under the Amendment Agreement.) Our board of directors approved the transactions contemplated by the Stock Purchase Agreement after review of the potential effects of the transaction on our financial condition and prospects, the potential effects of the transaction on our shareholders, the alternatives to the transaction available to us and the presentation regarding the transaction delivered by First Union Securities, Inc. ("First Union"), our financial advisor on this matter. First Union delivered to the board of directors a written fairness opinion, dated February 5, 2001, pertaining to the sale of our common stock and warrants to purchase our common stock contemplated under the Stock Purchase Agreement; the opinion is more fully discussed below. The Board believes that if this proposal is not approved and we do not receive the proceeds from this transaction, we will be required to substantially curtail our operations unless we are able to obtain other financing. There is no assurance that other financing would be available. The board of directors also considered the opportunities and alternatives available to PVI if the transactions contemplated under the Stock Purchase Agreement were not undertaken and the costs and benefits of such alternatives as compared to the transactions under the Stock Purchase Agreement.

     Additionally, the Board believes that the strategic relationship with Cablevision created as a part of this transaction will support our strategic business objectives and enable us to obtain significantly greater visibility in the industry with regard to the multiple uses of our technology for television content developers, distributors, broadcasters and telecasters and broadcast system operators.

  Fairness Opinion

     First Union has acted as our financial advisor with respect to the Stock Purchase Agreement. First Union provides comprehensive financial advisory and capital raising services as part of its investment banking business and is continually engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, tender offers, divestitures, leveraged buy-outs and private placements of debt and securities. We alone determined the amount of consideration we would accept for the issuance and sale of our common stock and warrants to CSC-PVI Holding, without regard to a recommendation by First Union or any other third party. As compensation for acting as our financial advisor with regard to the Stock Purchase Agreement, including the delivery of the fairness opinion, we have agreed to pay to First Union a fee of $1,520,725. The fee is not contingent upon First Union delivering a favorable opinion with regard to the Stock Purchase Agreement.

     The board of directors received the opinion of First Union, our financial advisor with regard to this transaction, that as of the date of its opinion, and subject to and based upon the considerations referred to in its opinion, the issuance and sale of 4 million shares of our common stock and 11,471,908 warrants under the Stock Purchase Agreement to CSC-PVI Holding for $10 million is fair, from a financial point of view, to PVI. The full text of this opinion is attached hereto as Appendix D. WE URGE YOU TO READ THE OPINION OF FIRST UNION IN ITS ENTIRETY.

     The following summary of the First Union fairness opinion is qualified in its entirety by reference to the complete text of the fairness opinion letter, which is attached as Appendix D to this Proxy Statement.

     First Union's opinion is directed only to the fairness to PVI, from a financial point of view, of the issuance and sale of our common stock and warrants to CSC-PVI Holding and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote on this Proposal. No limitations were imposed on First Union by us with respect to the investigations made or procedures followed by it in rendering its opinion.

     In rendering its opinion, First Union, among other things:

     - Reviewed the Stock Purchase Agreement;

     - Held discussions with certain senior officers, directors and other representatives and advisors of PVI and certain senior officers and other representatives of Cablevision concerning the businesses, operations and prospects of the respective corporations;

     - Examined certain business and financial information relating to PVI and Cablevision, including financial forecasts and other data provided to First Union or discussed with First Union, such as information relating to certain strategic implications and operational benefits anticipated to result from the transaction;

     - Reviewed the financial terms of the transaction set forth in Stock Purchase Agreement in relation to, among other things: current and historical market prices and trading volumes of PVI's common stock, the historical and projected revenues, losses and other operating data of PVI, and the capitalization and financial condition of PVI and Cablevision;

     - Considered, to the extent publicly available, the financial terms of certain other similar transactions which First Union deemed relevant;

     - Analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies which First Union considered relevant; and

     - In addition, First Union conducted such other analyses and examinations and considered other financial, economic and market criteria as it deemed appropriate in arriving at its opinion.

     In rendering its opinion, First Union assumed and relied upon, without independent verification, the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise reviewed by or discussed with it.

     First Union did not express any opinion as to the value of PVI's common stock after the completion of the transaction. First Union did not make any physical inspection of the properties or assets of PVI or of Cablevision. First Union was not requested to consider and its opinion does not address the relative merits of the transaction as compared to any alternative business strategies that might exist for PVI or the effect of any other transaction in which PVI might engage. Further, First Union's opinion was necessarily based on the information made available to it and the financial, stock market and other conditions and circumstances existing on the date of its opinion. First Union was not requested to consider, and its opinion specifically excludes any consideration of, the Reorganization Agreement.

     The board of directors unanimously recommends that you vote FOR this Proposal.

                                   PROPOSAL 3

                  APPROVAL OF THE AGREEMENT AND PLAN OF MERGER
              TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY
                          FROM NEW JERSEY TO DELAWARE

     This Proposal seeks shareholder approval of the Agreement and Plan of Merger by which we will merge with and into our wholly-owned subsidiary and thereby change our state of incorporation from New Jersey to Delaware. This section of the Proxy Statement describes material aspects of the Agreement and Plan of Merger and the reincorporation. The description of the Agreement and Plan of Merger and of the effects of the reincorporation, as set forth below, are in summary form and are therefore qualified in their entirety by reference to the Agreement and Plan of Merger and the certificate of incorporation and bylaws of Princeton Video Image, Inc., our wholly-owned Delaware subsidiary, attached hereto as Appendices E, F and G, respectively. While we believe that the descriptions provided herein cover the material terms of the Agreement and Plan of Merger and of the effects of the reincorporation, this summary may not contain all of the information that is important to you. For a more complete understanding of the Agreement and Plan of Merger and of the effects of the reincorporation, you should read this entire document and the additional items referred to herein.

PRINCIPAL REASONS FOR THE REINCORPORATION PROPOSAL

     The board of directors believes that the best interests of PVI and our shareholders will be served by changing PVI's state of incorporation from New Jersey to Delaware.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws, which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues, and a substantial body of case law has evolved construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to PVI, allowing us to make corporate decisions and take actions with increased confidence of the outcome and consequences of those decisions and actions under the General Corporation Law of the State of Delaware. Furthermore, the Office of the Delaware Secretary of State is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by PVI.

     In addition, PVI's investors and potential investors have expressed concerns that various provisions of the New Jersey Business Corporation Act and, more specifically, the New Jersey Shareholder Protection Act, may place too many restrictions on a corporation's ability to meet the changing needs of a rapidly evolving business, technological and financial environment. See "Shareholders' Rights under New Jersey Law and Delaware Law," at page 46 below. By eliminating the opportunity to consider all alternatives and of exploring all potential transactions which may become available to a corporation, the New Jersey statutes may prevent us from taking actions most beneficial to PVI, its shareholders and PVI's long-term strategic interest. This issue was raised during negotiations regarding both the Reorganization Agreement and the Stock Purchase Agreement, and the Stock Purchase Agreement makes it a condition to the Second Closing that PVI reincorporate as a Delaware corporation prior to the Second Closing.

     For the foregoing reasons, the board of directors believes that the activities of PVI, both present and as contemplated, can be better managed if PVI is governed by Delaware law and that reincorporation as a Delaware corporation is in the best interest of PVI and its shareholders. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under Delaware law than under New Jersey law. See the discussion under the heading "Shareholders' Rights under New Jersey Law and Delaware Law," at page 46 below.

     PVI's board of directors has unanimously approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change PVI's state of incorporation from New Jersey to Delaware by means of a merger (the "Reincorporation Merger") of PVI with and into a newly formed, wholly-owned subsidiary incorporated under Delaware law. The subsidiary is named Princeton Video Image, Inc., a Delaware corporation; hereinafter, the merger subsidiary will be referred to as "PVI Delaware". The principal office of PVI Delaware will be 15 Princess Road, Lawrenceville, New Jersey 08648, telephone (609) 912-9400. If the shareholders approve this Proposal, PVI Delaware will be the surviving corporation after the Reincorporation Merger. A consequence of the Reincorporation Merger will be a change in the law applicable to PVI's corporate affairs from New Jersey law to Delaware law.

     The following discussion summarizes certain aspects of this Proposal, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Merger or the differences between shareholders' rights under New Jersey law and Delaware law. Further, this summary is qualified in its entirety by reference to: (i) the Agreement and Plan of Merger, between PVI and PVI Delaware (the "Reincorporation Merger Agreement"), attached hereto as Appendix E; (ii) the PVI certificate of incorporation as currently in effect; (iii) the PVI bylaws as currently in effect; (iv) the certificate of incorporation of PVI Delaware attached hereto as Appendix F and (v) the bylaws of PVI Delaware attached hereto as Appendix G. Copies of PVI's certificate of incorporation, as amended, and our bylaws are available for inspection at PVI's principal office, and copies will be sent to shareholders upon request, without charge.

     Approval of the Reincorporation Merger by the shareholders will also constitute approval of the Reincorporation Merger Agreement, as well as other matters contemplated in the transaction described in this Proxy Statement. Pursuant to the terms of the Reincorporation Merger Agreement, PVI Delaware's certificate of incorporation and bylaws will replace PVI's certificate of incorporation and bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between PVI's certificate of incorporation and bylaws and PVI Delaware's certificate of incorporation and bylaws, see "Comparison of Certain Charter Document Provisions," below.

     The approval of this Proposal will affect certain rights of PVI's shareholders. Accordingly, you are urged to carefully read this Proxy Statement and the appendices.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER

     Upon the consummation of the Reincorporation Merger, the separate existence of PVI will cease and PVI Delaware, to the extent permitted by law, will succeed to the business, properties, assets and liabilities of PVI. Each share of common stock of PVI issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of common stock of PVI Delaware. Upon the consummation of the merger, certificates which immediately prior to the Reincorporation Merger represented common stock of PVI, including common stock held in the treasury of PVI, will be deemed for all purposes to represent the same number of shares of PVI Delaware common stock. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of PVI Delaware.

     Approval of the Reincorporation Merger will not result in any change in the business, management, assets or liabilities of PVI. The directors and officers of PVI will be the directors of PVI Delaware following the Reincorporation Merger. After the consummation of the Reincorporation Merger, the PVI Delaware common stock will be listed on the Nasdaq National Market, on which the common stock of PVI is currently listed, and will continue to trade under the symbol "PVII." Nasdaq will consider the delivery of existing stock certificates representing common stock of PVI as constituting "good delivery" of shares of the PVI Delaware common stock in transactions subsequent to the Reincorporation Merger.

     Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase common stock of PVI outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase PVI Delaware common stock, subject to the same terms and conditions as set forth in such option or warrant. All employee benefit plans and other agreements and arrangements of PVI will be continued by PVI Delaware upon the same terms and subject to the same conditions as currently in effect.

     No federal or state regulatory approvals are required for consummation of the Reincorporation Merger.

     In accordance with generally accepted accounting principles, PVI expects that, following the Reincorporation Merger, the assets and liabilities of PVI will be carried forward at their recorded historical book values.

COMPARISON OF CERTAIN CHARTER DOCUMENT PROVISIONS

     PVI Delaware's certificate of incorporation and bylaws are different from PVI's certificate of incorporation and bylaws. Some differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below. The following discussion summarizes certain material differences between PVI's corporate charter documents and PVI Delaware's corporate charter documents. This summary does not purport to be a complete description of the charter documents or all of the differences between the certificate of incorporation and bylaws of PVI and PVI Delaware. Further, this summary is qualified in its entirety by reference to: (i) the PVI certificate of incorporation as currently in effect; (ii) the PVI bylaws as currently in effect; (iii) the certificate of incorporation of PVI Delaware attached hereto as Appendix E; and (iv) the bylaws of PVI Delaware attached hereto as Appendix F.

  Capital Stock

     Both Delaware and New Jersey law provide that a corporation has the power to issue the number of shares stated in its certificate of incorporation. Such shares may consist of one or more classes and any class may be divided into one or more series. Each class or classes and series may be with or without par value and have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the certificate of incorporation.

     The authorized capital stock of PVI currently consists of 40,000,000 shares of common stock, no par value, and 1,000,000 shares of preferred stock. A series of 167,000 shares of preferred stock is designated as Series A Redeemable Preferred Stock, $4.50 par value; and a series of 93,300 shares of Preferred Stock is designated as Series B Redeemable Preferred Stock, $5.00 par value.

     The capitalization of PVI Delaware will consist of 60,000,000 shares of common stock, $.001 par value per share; one class of 975,803 shares of preferred stock, par value $.001; one class of 11,363 shares of Series A Redeemable Preferred Stock, par value $4.50; and one class of 12,834 shares of Series B Redeemable Preferred Stock, par value $5.00. The 11,363 shares of Series A Redeemable preferred stock and the 12,834 shares of Series B Redeemable Preferred Stock under the PVI Delaware certificate of incorporation correspond, respectively, to our currently issued and outstanding shares of Series A and Series B Redeemable Preferred Stock. The PVI Delaware certificate of incorporation contains an increase of 20,000,000 in the authorized shares of common stock as compared to PVI's current authorized capital. The preferred stock authorized under the PVI Delaware certificate remains the same as PVI's currently authorized preferred stock, with the previously issued and redeemed shares of preferred stock assuming the status of undesignated shares of preferred stock of PVI Delaware.

     The board of directors believes that the increase in the authorized shares of common stock from the current level in PVI's certificate of incorporation to that provided in the PVI Delaware charter is in the best interest of PVI and its shareholders. The board of directors believes that the increase in authorized capital is necessary, even if PVI were to remain a New Jersey corporation, in order to meet possible contingencies and opportunities for which the issuance of common stock may be deemed advisable. From time to time, PVI has given, and in the future is likely to give, consideration to the feasibility of obtaining funds for appropriate corporate objectives through the public or private sale of equity securities. The ability to issue additional shares of our common stock in any future capital raising endeavor, strategic alliance or expansion transaction,

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including acquisition transactions, without the costs and delays incident to obtaining shareholder approval before such issuance, is vital to the success of PVI in a competitive marketplace.

     We have currently committed to issuing, subject to shareholder approval, shares and warrants to purchase shares of our common stock pursuant to the Reorganization Agreement and the Stock Purchase Agreement. Combined, the two transactions, if approved, will result in the issuance of a total of 4,670,444 shares of our common stock and warrants to purchase 13,008,733 shares of our common stock. If all warrants issued pursuant to the Reorganization Agreement and the Stock Purchase Agreement are exercised, a total of 17,679,177 shares will be issued with regard to these transactions.

     As of February 28, 2001, PVI has issued and outstanding 12,097,904 shares of common stock. We have reserved additional shares of common stock in connection with the exercise of outstanding warrants and the exercise of options under our Amended 1993 Stock Option Plan. Assuming that Proposals 1 and 2 as set forth in this Proxy Statement are approved, we will have issued or committed to issue a total of 36,229,385 shares of our common stock; this number includes all currently issued and outstanding shares of our common stock, shares reserved for issue under our Amended 1993 Stock Option Plan, shares reserved for issuance pursuant to currently outstanding warrants, and all shares of our common stock to be reserved for issuance under the warrants in connection with the Reorganization Agreement and the Stock Purchase Agreement. In the opinion of the board of directors, the number of authorized and unissued shares which remain after consummation of the Reorganization Agreement and the Stock Purchase Agreement will be insufficient to meet the capital needs of PVI. The increase will give the board of directors greater flexibility in implementing our strategic business plan.

     We have no current plans and have not entered into any arrangements or understandings whereby we would be required to issue any of the additional shares of common stock for which authority is now sought. Purposes for which the additional shares could be issued include financing transactions, acquisition of stock or assets, stock splits or dividends, and employee benefit plans. The shares of our common stock to be issued in accordance with the Reorganization Agreement and the Stock Purchase Agreement, including the shares of common stock which underlie the warrants issued in the respective transactions, are within the capitalization as currently authorized by PVI's certificate of incorporation.

     In general, both New Jersey and Delaware law authorize the board of directors of a corporation to approve the issuance of additional shares of common stock, without prior notice to or approval by the shareholders, in connection with any transaction which the board of directors determines to be in the best interest of the corporation and the shareholders if the issuance of such shares is within the corporation's authorized capital.

     A potential effect of the increase in the number of authorized shares of our common stock is that the interests of the existing shareholders of PVI could be substantially diluted, by way of ownership percentage and voting power, through the issuance of authorized but unissued common stock without shareholder approval. Such dilutive transactions could occur even without an increase in the number of authorized shares, but the potential for such transactions is increased by the authorization of the substantial number of additional authorized but unissued shares of common stock under the PVI Delaware certificate of incorporation.

     New Jersey law and Delaware law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and/or provide for different voting rights between series of preferred stock without obtaining shareholder approval. Under both PVI's current certificate of incorporation and PVI Delaware's certificate of incorporation, the board of directors are able to exercise such broad discretion in fixing the terms and/or voting rights of a series of preferred stock.

  Preemptive Rights

     Under both New Jersey and Delaware law, shareholders do not have preemptive rights to purchase shares unless the certificate of incorporation specifically provides for such rights. PVI's certificate of incorporation

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and PVI Delaware's certificate of incorporation do not provide shareholders with preemptive rights. However, as indicated in Proposals 1 and 2 regarding, respectively, the Reorganization Agreement and the Stock Purchase Agreement, we may grant preemptive rights by agreement with a shareholder or potential shareholder as a term or condition in connection with a proposed issuance, grant or sale of our common stock.

  Board of Directors and Committees

     Under New Jersey law, a board of directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws provide otherwise. However, in no event will the quorum be less than one third of the votes of the board. PVI's bylaws provide that the number of directors of PVI may not be less than one or more than nine, with the precise number to be fixed by the board of directors from time to time. Although the number of directors may be changed, currently, the number of directors has been fixed at nine. Elected directors hold office until the next annual meeting and until successors are elected and qualified, subject to earlier death, resignation, incapacity or removal from office. Under PVI's bylaws, special meetings of the board of directors may be called by the president or by the president or the secretary upon the written request of two members of the board. Also pursuant to PVI's bylaws, a majority of the entire board, or a committee thereof, constitutes a quorum for the transaction of business by the board of directors, and an act by a majority of the quorum of directors or committee constitutes an act of the board of directors.

     Under Delaware law, a board of directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws require a greater number. However, unless the certificate of incorporation provides otherwise, the bylaws may provide that a quorum may not be less than one-third of the number of directors. The PVI Delaware bylaws provide that the number of directors will be determined by the board of directors. Action by a majority of the directors present at a meeting at which a quorum is present is considered to be an act of the PVI Delaware board. Each director will hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, subject to earlier death, resignation or removal from office. As provided in the Reincorporation Merger Agreement, PVI's current directors will constitute the initial board of directors of PVI Delaware and will serve until the first annual meeting of PVI Delaware shareholders. PVI Delaware's bylaws also provide that special meetings may be called in the same manner as set forth in PVI's current bylaws.

     Delaware law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest are disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors, even though the number of disinterested directors is less than that needed for a quorum; (2) the material facts of the relationship or interest are disclosed to the shareholders entitled to vote on the matter and a majority of such shareholders approve of the transaction; or (3) the contract or transaction is fair to the corporation at the time it is approved.

     A similar provision under New Jersey law prohibits a transaction from being declared void if it is between a corporation and one or more directors or entities in which a director has an interest if: (1) the contract or transaction is fair and reasonable to the corporation at the time it is approved; (2) the fact of the common directorship or interest is disclosed or known to the board and the board approves the contract or transaction by unanimous written consent, if at least one consenting director is disinterested, or by a majority vote of disinterested directors, even though the disinterested directors are less than a quorum; or (3) the fact of the common directorship or interest is disclosed to the shareholders and they approve the contract or transaction.

     New Jersey law allows the board of directors of a corporation, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire

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board, if the certificate or bylaws so provides. PVI's bylaws provides for such committees, each consisting of three or more directors. Similarly, Delaware law allows the establishment of committees of the board that consist of one or more members. However, Delaware law does not require authorization for committees to be set forth in the certificate or the bylaws. PVI Delaware's bylaws provide that the board may designate an executive committee or other such committees, each consisting of three or more members, with such powers as the board may determine.

  Cumulative Voting

     PVI's certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. Likewise, neither PVI Delaware's certificate of incorporation or bylaws provide for any such cumulative voting. Therefore the stockholders of a plurality of the voting power of PVI Delaware represented at the meeting will be entitled to elect all of the directors of PVI Delaware.

  Newly Created Directorships and Vacancies

     Under New Jersey law, any vacancy, however caused or created, may be filled by a majority vote of the remaining directors. Any directorship not filled by the board may be filled by the shareholders at a meeting of the shareholders. PVI's bylaws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office or by a sole remaining director. Each director so elected will hold office for the unexpired portion of the term of the director whose place will be vacant, and until his successor is elected and qualified.

     Under Delaware law, vacancies and newly created directorships may be filled, in the case of directors elected by all shareholders as a single class, by a majority vote of directors or by the sole remaining director. The PVI Delaware bylaws provide that any vacancy in the board occurring by an increase in the number of directors or for any other reason may be filled for the unexpired portion of the term and until his or her successor is elected and qualified by the vote of not less than a majority of the remaining directors then holding office, even though less than a quorum of the Board, or by a sole remaining director.

  Removal of Directors

     Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of a majority of votes cast by shareholders entitled to vote for the election of directors.

     Under Delaware law, directors may be removed, subject to certain qualifications, with or without cause, by an affirmative vote of the majority of shareholders entitled to vote for the election of directors.

  Director Liability and Indemnification of Officers and Directors

     Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

     New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission: (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and are required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director

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has been successful on the merits or otherwise in certain proceedings. PVI's bylaws contain provisions requiring the indemnification of directors and officers to the fullest extent permitted by New Jersey law.

     Delaware law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the company or its shareholders for monetary damages in the case of a breach of fiduciary duties by a director. However, no such provision may eliminate or limit the liability of a director: (i) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The PVI Delaware certificate of incorporation includes such a provision. Delaware law further provides that no such provision in a certificate of incorporation can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under Delaware law, a corporation has the power to indemnify a director against judgments, fines, settlements and expenses in any litigation or other proceeding, other than a derivative suit as discussed below, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. Delaware law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits. However, the director must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; this is subject, in the case of an adverse judgment, to court approval. The PVI Delaware certificate of incorporation includes a provision that requires the indemnification of directors and officers to the maximum extent permitted by law and provides that no amendment, repeal or adoption of an inconsistent provision will alter the authority of the corporation to indemnify its directors for acts which occurred prior to such amendment, repeal or adoption of the inconsistent provision.

  Amendments to Bylaws

     New Jersey law provides that a board of directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the shareholders in the corporation's certificate of incorporation. PVI's bylaws give the board of directors the authority to alter, amend and repeal PVI's bylaws. Under New Jersey law, the shareholders of the corporation also have the power to make, alter and repeal a corporation's bylaws, including bylaws made by the board of directors.

     Under Delaware law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's bylaws. PVI Delaware's certificate of incorporation and bylaws grant the board of directors the power to adopt, amend or repeal PVI Delaware's bylaws.

SHAREHOLDERS' RIGHTS UNDER NEW JERSEY AND DELAWARE LAW

  Amendment of Certificate of Incorporation and Bylaws

     To amend certain terms of a corporation's certificate of incorporation, New Jersey law allows an amendment to be made by board action alone (for example, an amendment to effect a share dividend). Other general amendments to the certificate of incorporation under New Jersey law require the action of the board with the approval of shareholders holding a majority of the votes cast at a meeting of shareholders entitled to vote thereon (and, if applicable, a majority of the votes cast of each class of stock entitled to vote thereon) unless the corporation's certificate of incorporation requires a greater percentage. PVI's certificate of incorporation does not require any greater percentages for shareholder approval of amendments to our certificate of incorporation.

     Delaware law requires any proposed amendments to the certificate of incorporation be approved by the shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if

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applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless a greater number or proportion is specified in the certificate of incorporation. PVI Delaware's certificate of incorporation does not require any greater percentage or other proportion for approval of amendments to the certificate of incorporation.

     Under New Jersey law, a corporation's board of directors has the power and authority to make, alter and repeal the corporation's bylaws, unless such power is specifically reserved to the shareholders in the certificate of incorporation. PVI's certificate of incorporation does not specifically reserve the power to make, alter and repeal bylaws to the shareholders, and PVI's bylaws provide that the board of directors has the authority to adopt, amend and repeal bylaws. New Jersey law further provides that the shareholders may make, alter or amend the corporation's bylaws and further prescribe that any bylaw made by the shareholders shall not be altered or repealed by the Board.

     Delaware law provides that, after a corporation has received any payment for its stock, the shareholders shall have the authority to adopt, amend or repeal the corporation's bylaws. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the board of directors. The grant of authority to the board of directors will not limit the shareholders' power to adopt, amend or repeal bylaws. The certificate of incorporation for PVI Delaware specifically delegates to the board of directors the authority to adopt, amend and repeal bylaws, and the bylaws of PVI Delaware restate the substance of Delaware law that a corporation's shareholders may adopt, amend or repeal the corporation's bylaws, including those provisions made by the board of directors.

  Right to Call a Special Meeting of Shareholders

     New Jersey law provides that a special meeting of shareholders may be called by the president or by the board of directors, or by any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called.

     Delaware Law provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. PVI Delaware's bylaws provide that special meetings of shareholders may be called by the board of directors or by the President. Special shareholder meetings must be called by the President or the Secretary upon the written request of a majority of the board of directors or the written request of any shareholder owning shares of the PVI Delaware's capital stock, provided that such request must state the purpose(s) of the proposed meeting.

  Loans To Directors, Officers or Employees

     New Jersey law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the corporation. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of New Jersey law.

     Delaware law permits a corporation to lend money to, or to guaranty an obligation of, an officer or other employee of a corporation or any subsidiary thereof, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guaranty may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to New Jersey law, Delaware law generally does not impose liability on the directors who vote for or assent to a loan to or a guaranty of an obligation of an officer, director or stockholder.

  Anti-Takeover Provisions

     Generally, under New Jersey law an agreement of merger, or the sale, lease or exchange of all or substantially all of a corporation's assets, must be approved by the corporation's board of directors and submitted to the corporation's shareholders for approval; however, New Jersey law does not require submission of certain transactions to the shareholders for approval. When submission to the shareholders is

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required and unless otherwise provided in the corporation's certificate of incorporation, an affirmative vote of a majority of votes cast at a meeting of the shareholders entitled to vote thereon will approve the agreement of merger or sale, lease or exchange of all or substantially all of the corporation's assets. PVI's certificate of incorporation does not require any greater percentage of votes for approval of such actions.

     New Jersey law provides generally, among other things, that any person making an offer to purchase from shareholders generally in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety. Such a takeover bid may not proceed until after the receipt by the filing party of permission from the Bureau of Securities. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror may jeopardize the financial stability of the target company or prejudice the interests of any employees or security shareholders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security shareholders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business, corporate structure, or management are not in the interest of the target company's remaining security shareholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining shareholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of the New Jersey law.

     Chapter 10A of the New Jersey Business Corporation Act, known as the Shareholder Protection Act, generally provides that no resident domestic corporation will engage in any business combination with any interested shareholder for a period of five (5) years following that interested shareholder's stock acquisition date unless the business combination is approved by the board of directors prior to that shareholder's stock acquisition date. An interested shareholder, for purposes of the New Jersey law, is any person (other than the resident domestic corporation or its subsidiary) that: (i) is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five (5) year period immediately prior to the date in question, was a beneficial owner of 10% or more of the voting power of the outstanding stock of the resident domestic corporation. A beneficial owner of the corporation's stock, for purposes of the New Jersey law, is a person that, individually or with or through any of its affiliates or associates: (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An affiliate of a beneficial owner, for purposes of the New Jersey law, is a person that, directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner. The "business combinations" at which these provisions are directed include, among other transactions, when the other party is an interested shareholder or an affiliate of the interested shareholder, any merger or consolidation of the New Jersey corporation or any subsidiary; any sale, lease exchange or mortgage, pledge or disposition (in one transaction or a series of transactions) to or with the interested shareholder, or any affiliate or associate of the interested shareholder, of assets having a market value of 10% or more of the aggregate market value of the corporation's assets or its outstanding stock or representing 10% or more of the earning power or income of the corporation; the issuance or transfer of stock (in one transaction or a series of transactions) with an aggregate market value of 5% or more of the aggregate market value of all the corporation's outstanding stock; the adoption of any plan or proposal to liquidate or dissolve the New Jersey corporation pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder; any reclassification of securities, including stock splits, dividends or other stock distributions in respect of stock, or recapitalization pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder, which meets certain requirements; or any receipt by the interested shareholder, or any affiliate or associate of the interested shareholder, of any loans, advances, guarantees, pledges or other financial assistance by or through the corporation.

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     Additionally, any other business combination with an interested shareholder is prohibited unless any one of the following three conditions is satisfied: (1) the board of directors approves the business combination prior to the stock acquisition date of the interested shareholder; (2) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and the shareholders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested shareholder must approve the business combination by affirmative vote at a meeting called for that purpose; or (3) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and certain price protections are met and other requirements are satisfied.

     Under Delaware law, generally, an agreement of merger, or the sale, lease or exchange of all or substantially all of a corporation's assets must be approved by the corporation's board of directors and the shareholders of a majority of the outstanding shares of stock. The Delaware General Corporation Law contains exceptions for certain transactions which do not require submission to and approval by the shareholders.

     Delaware's anti-takeover provision, embodied in Section 203 of the Delaware General Corporation Law, provides that if a person acquires 15% or more of a corporation's voting stock, thereby becoming an interested shareholder for purposes of the Delaware law, that person may not engage in any "business combination," as defined in the statute, with the corporation. However, the restrictions placed on interested shareholders under Delaware law do not apply under certain circumstances. For instance, the restrictions do not apply: (i) if the company's original certificate of incorporation contains a provision by which it expressly elects not to be governed by Section 203, (ii) if the company, by action of its shareholders, adopts an effective amendment to its bylaws or certificate of incorporation expressly electing not to be governed by
Section 203, or (iii) if the business combination is proposed prior to the consummation or abandonment of and after the announcement of a proposed transaction with an independent party that is approved by a majority of the disinterested directors. The PVI Delaware certificate of incorporation specifically states that PVI will not be subject to the restrictions contained in Section 203 of the Delaware General Corporation Law. As such, Section 203 will not apply to any future transactions we may undertake with any of our shareholders who may own 15% or more of our common stock. This will include CSC-PVI Holding and Presencia.

     If the shareholders do not approve this Proposal 3 and PVI does not change its state of incorporation to Delaware, the shareholder protection and anti-takeover provisions of the New Jersey Business Corporation Act may restrict the ability of CSC-PVI Holding or Cablevision to acquire additional shares of our common stock or to participate in other transactions with us in the future.

  Dividends

     New Jersey law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities.

     Delaware law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

  Dissolution

     New Jersey law and Delaware law each provide that a corporation may be voluntarily dissolved by: (i) the written consent of all its shareholders, or
(ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted by the affirmative vote of the majority of votes entitled to vote thereon.

  Appraisal Rights

     Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation, sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the regular course of business. However, unless the certificate of incorporation otherwise provides, appraisal rights are not provided when: (i) the shares entitled to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 shareholders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders), or (ii) no vote of the corporation's shareholders is required for the proposed transaction. PVI's certificate of incorporation does not contain any provision with respect to appraisal rights.

     Under Delaware law, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations. Such appraisal rights are not provided when: (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or held of record by more than 2,000 shareholders, (ii) shareholders receive only shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, or held of record by more than 2,000 shareholders, or (iii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

  Repurchases Of Stock

     New Jersey law prohibits a corporation from repurchasing or redeeming its shares if: (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under Delaware law, a corporation may repurchase or redeem its shares only if such purchase does not impair its capital. However, under certain circumstances, a corporation may redeem common stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Delaware law.

  Action Without A Meeting

     Under New Jersey law, any action required or permitted to be taken at a meeting of shareholders, unless otherwise provided in the corporation's certificate of incorporation and other than with regard to the annual election of directors, may be taken without a meeting, without prior notice and without a vote, if shareholders entitled to cast at least the minimum number of votes to authorize the action give their written consent. The PVI certificate of incorporation does not limit the authority of the shareholders to take action on written consent. Delaware law provides that, unless otherwise provided by the certificate of incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. The PVI Delaware certificate of incorporation does not limit the authority of shareholders to take action on written consent.

  Inspection of Books and Records

     Under New Jersey law, a shareholder of record for at least 6 months immediately preceding his demand or any holder (or a person authorized on behalf of such holder) of at least 5% of the outstanding shares of any class or series shall have the right, upon at least five (5) days written demand, to examine for any proper purpose the corporation's books and records. Under Delaware law, any shareholder upon written demand under oath stating the purpose thereof has the right during usual business hours to inspect for any proper purpose the stock ledger, list of shareholders and other books and records, and to make copies or abstracts therefrom.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

     We will not request a ruling from the United States Internal Revenue Service regarding the federal income tax consequences of the Reincorporation Merger. However, we have received an opinion from our counsel that the merger will constitute a "mere change in [the] place of organization" under Section 368(a)(1)(F) of the Internal Revenue Code. Consequently, owners of the common stock will not recognize any gain or loss for federal income tax purposes as a result of the conversion of their common stock into shares of PVI Delaware's common stock. For federal income tax purposes, a shareholder's aggregate basis in the shares of the PVI Delaware common stock received in the Reincorporation Merger will equal such shareholder's aggregate basis in his or her PVI common stock, and such shareholder's holding period for the PVI Delaware common stock received in the merger will include his or her holding period in the PVI common stock.

     Likewise, PVI will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to PVI Delaware pursuant to the Reincorporation Merger. In addition, PVI Delaware will succeed to and take into account the earnings and profits, accounting method and other tax attributes of PVI specified in Section 381(c) of the Internal Revenue Code.

     Owners of our common stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their common stock into shares of PVI Delaware common stock pursuant to the Reincorporation Merger.

     A vote in favor of the Reincorporation Merger will constitute specific shareholder approval for the adoption of the Reincorporation Merger Agreement and all other transactions related to the Reincorporation Proposal. Pursuant to the Shareholders' Agreement, Mr. Williams and Presencia have agreed to vote the shares of our common stock they own or control in favor of the Reincorporation Proposal.

     The board of directors unanimously recommends that you vote FOR this Proposal.

                                 OTHER MATTERS

     We are not aware of any matter to be presented for action at the meeting other than the matters referred to above and do not intend to bring any other matters before the meeting. However, if other matters should come before the meeting, the individuals named in the proxy cards will vote on these matters in their discretion.

                            SHAREHOLDERS' PROPOSALS

     Shareholders deciding to submit proposals for inclusion in our Proxy Statement and form of proxy relating to our 2001 annual shareholders' meeting must advise the Chairman of the Board of such proposals in writing by October 7, 2001. In addition, the proxy solicited by the board of directors for the 2001 annual shareholders' meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Chairman of the Board receives written notice of such proposal on or before December 21, 2001.

                                    GENERAL

     The board of directors of PVI is soliciting the accompanying proxy. PVI will bear the entire cost of such solicitation.

     In addition to the use of the mails, directors, officers and other employees of PVI may solicit proxies by personal interview, telephone and telegram. They will not be specially compensated for these services. We have retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $15,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. PVI will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the security holdings of directors and officers of PVI is based upon information received from the individual directors and officers.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          Samuel A. McCleery,
                                          Vice President of Business Development
                                          and Assistant Secretary

Lawrenceville, New Jersey
               2001

                          PRINCETON VIDEO IMAGE, INC.
                         APPENDICES TO PROXY STATEMENT

APPENDIX                           DESCRIPTION
--------                           -----------
  A        Reorganization Agreement, dated as of December 28, 2000, as amended on February 4, 2001, between Presencia en Medios,
           S.A., Eduardo Sitt, David Sitt and Roberto Sonabend,
           Presence in Media LLC, Virtual Advertisement LLC, PVI LA,
           LLC, Princeton Video Image, Inc., and Princeton Video Image
           Latin America, LLC.
 A-1       Amendment Agreement, dated as of February 4, 2001, between
           Presencia en Medios, S.A., Eduardo Sitt, David Sitt and
           Roberto Sonabend, Presence in Media LLC, Virtual
           Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc.,
           and Princeton Video Image Latin America, LLC.
  B        Financial Data, Publicidad Virtual, S.A. de C.V.
  C        Fairness Opinion of Allen & Company Incorporated, dated as of December 20, 2000, regarding the Reorganization
           Agreement.
  D        Fairness Opinion of First Union Securities, Incorporated,
           dated as of February 5, 2001, regarding the Stock and
           Warrant Purchase Agreement.
  E        Agreement and Plan of Merger between Princeton Video Image,
           Inc., a New Jersey Corporation, and its wholly-owned
           subsidiary, Princeton Video Image, Inc., a Delaware
           corporation.
  F        Certificate of Incorporation, Princeton Video Image, Inc., a
           Delaware corporation.
  G        By-laws, Princeton Video Image, Inc., a Delaware
           corporation.

                                                                      APPENDIX A

                            REORGANIZATION AGREEMENT

     THIS REORGANIZATION AGREEMENT (this "Agreement") is dated as of December 28, 2000 and is made by and among Presencia en Medios, S.A., a Mexican corporation, (the "Seller"), Eduardo Sitt, David Sitt and Roberto Sonabend (each a "Designated Party" and collectively, the "Designated Parties"), Presence in Media LLC, a Delaware limited liability company ("LLC-1"), Virtual Advertisement LLC, a Delaware limited liability company ("LLC-2"), PVI LA, LLC, a Delaware limited liability company ("LLC-3"), Princeton Video Image, Inc., a New Jersey corporation, (the "Purchaser") and Princeton Video Image Latin America, LLC, a New Jersey limited liability company ("Newco").

                             PRELIMINARY STATEMENTS

     A. The Seller is the owner of all of the outstanding membership interests of LLC-1.

     B. LLC-1 is the owner of all of the outstanding membership interests of LLC-2.

     C. LLC-2 is the owner of all of the outstanding membership interests of LLC-3.

     D. LLC-3 is the owner of 95,000 shares of capital stock of Publicidad Virtual, S.A. de C.V. (the "LLC-3 Shares").

     E. The Seller is the owner of 5,000 shares of capital stock of the Publicidad Virtual, S.A. de C.V. (the "Seller Shares").

     F. The Purchaser is the owner of all of the outstanding membership interests of Newco.

     G. The Purchaser wishes to acquire from the Seller, and the Seller wishes to sell to the Purchaser, the Seller Shares.

     H. Newco and LLC-2 wish to enter into a merger pursuant to which LLC-2 will be merged with and into Newco and Newco will be the surviving entity.

     In consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

          1. Definitions. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

             "Action" shall have the meaning set forth in Section 3.10 hereof.

             "Affiliate" shall mean, with respect to the Purchaser or the Seller Group or any member thereof, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Purchaser or the Seller Group or any member thereof, as the case may be.

             "Agreement" shall have the meaning set forth in the opening paragraph hereof.

             "Articles of Incorporation" shall mean the Corporation's certificate of incorporation in the form attached hereto as Schedule 1(a).

             "Balance Sheet Date" shall have the meaning set forth in Section 3.4(a) hereof.

             "Business Day" shall mean any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law to be closed in the State of New Jersey or in the Republic of Mexico.

             "Bylaws" shall mean the Corporation's bylaws in the form attached hereto as Schedule 1(b).

             "Call Notice" shall have the meaning set forth in Section 9.3 hereof.

             "Closing" shall mean the closing of the sale to, and purchase by, the Purchaser of the Seller Shares and the consummation of the Merger.

             "Closing Date" shall mean the date of the Closing as provided in
        Section 2.4 hereof.

             "Code" shall mean the Internal Revenue Code of 1986, as amended.

             "Commission" shall mean the United States Securities and Exchange Commission.

             "Corporation" shall mean Publicidad Virtual, S.A. de C.V.

             "Corporation Financial Statements" shall have the meaning set forth in Section 3.4(a) hereof.

             "Corporation Licenses and Permits" shall have the meaning set forth in Section 3.13 hereof.

             "Damages" shall have the meaning set forth in Section 9.1 hereof.

             "Dasi" shall have the meaning set forth in Section 5.13 hereof.

             "Dasi Agreement" shall have the meaning set forth in Section 5.13 hereof.

             "Designated Parties" shall have the meaning set forth in the opening paragraph hereof.

             "Designated Party" shall have the meaning set forth in the opening paragraph hereof.

             "Effective Time" shall have the meaning set forth in Section 2.3 hereof.

             "employee" and "consultant," when used with respect to employees or consultants of any entity shall include any employee or consultant made available to such entity pursuant to a contract between such entity and a third party.

             "Encumbrances" shall mean any liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances.

             "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             "Escrow Merger Shares" shall have the meaning set forth in Section
        2.5 hereof.

             "Escrow Sale Shares" shall have the meaning set forth in Section
        2.5 hereof.

             "Escrow Shares" shall have the meaning set forth in Section 2.5 hereof.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

             "Exercise Notice" shall have the meaning set forth in Section 7.2 hereof.

             "Fair Market Value" shall mean, for any day, the average of the closing sales prices of the PVI Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market, or if the PVI Common Stock is not then quoted on the Nasdaq National Market, on any established stock exchange, quotation system or bulletin board on which the PVI Common Stock is listed or traded for the ten (10) trading days immediately preceding such day.

             "Intellectual Property Rights" shall mean all intellectual property rights, including, without limitation, Proprietary Information, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, franchises, licenses, trade secrets, proprietary processes and formulae.

             "LLC-1" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-2" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-3" shall have the meaning set forth in the opening paragraph hereof.

             "LLC-3 Shares" shall have the meaning set forth in Preliminary Statement C.

             "LLCs" shall mean LLC-1, LLC-2 and LLC-3, collectively.

             "Material Adverse Effect" shall mean, when used in connection with the Corporation, the LLCs or the Purchaser, any change or effect that, individually or in the aggregate with all other such changes or effects, would have a material adverse effect on the business, assets, results or operations, or financial condition of such party and its Subsidiaries taken as a whole or materially impair the ability of such party to perform its obligations under this Agreement.

             "Merger" shall have the meaning set forth in Section 2.3 hereof.

             "Merger PVI Warrants" shall have the meaning set forth in Section
        2.3 hereof.

             "Merger Shares" shall have the meaning set forth in Section 2.3 hereof.

             "Mexican GAAP" shall mean generally accepted accounting principles in Mexico, consistently applied throughout the specified period and in the immediately prior comparable period.

             "New Securities" shall mean (a) any capital stock of the Purchaser whether or not currently authorized, (b) all rights, options, or warrants to purchase capital stock of the Purchaser, and (c) all securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock of the Purchaser; provided, however, that the term "New Securities" shall not include (i) shares of PVI Common Stock designated by vote of the PVI Board, or options to purchase such shares, that are issued or granted to employees or consultants of the Purchaser; (ii) securities issued as a result of any stock split, stock dividend, or reclassification of PVI Common Stock, distributable on a pro rata basis to all holders of PVI Common Stock;
        (iii) securities issued as a result of a merger, consolidation or reorganization approved by the PVI Board; and (iv) securities issued in connection with a transaction which the PVI Board in good faith reasonably determines to be a strategic alliance, joint venture, partnership or other business arrangement, or in connection with the licensing or acquisition by the Purchaser of technology or intellectual property in a transaction which is approved by the PVI Board.

             "Newco" shall have the meaning set forth in the opening paragraph hereof.

             "Officers' Certificate" shall mean a certificate for or on behalf of an entity signed by the entity's president and its chief financial officer, provided that if the entity does not have a chief financial officer on the date of the Officers' Certificate, the entity's treasurer or other officer performing the duties customarily performed by a chief financial officer shall sign along with the entity's president, stating that (a) the officers signing such certificate have made or have caused to be made such investigations as are necessary in order to permit them to verify the accuracy of the information set forth in such certificate and (b) to the best of such officers' knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

             "Permitted Encumbrances" shall mean (a) Encumbrances set forth on the schedules hereto, (b) liens for taxes not yet due and payable and
        (c) Encumbrances which are not individually or in the aggregate material.

             "Permitted Transferee" shall mean (i) the Seller and its Affiliates, (ii) any direct or indirect equity holder of any Person referred to in clause (i) and any Affiliate of one or more of such equity holders, and (iii) in the case of any of the foregoing Persons in clause (ii) who is an individual, Permitted Transferee shall include such individual's immediate family, trusts solely or primarily for the benefit of such person or such person's immediate family members, and corporations, partnerships, limited liability companies or other entities in which such individual or such individual's family members and/or trusts are the majority equity holders as the case may be. For this purpose, "immediate family" of a person means the person's spouse, parents, children, adopted children, stepchildren and grandchildren.

             "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization, a limited liability company, a joint stock corporation, a joint venture, a government or any department, agency or political subdivision thereof and any other entity.

             "Proprietary Information" shall mean all customer lists, source and object codes, algorithms, architecture, structure, display screens, layouts, processes, inventions, trade secrets, know-how, development tools and other proprietary rights owned by the Corporation, the LLCs or the Purchaser and its Subsidiaries, as the case may be, pertaining to any product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold (as the case may be), by the Corporation or the Purchaser and its Subsidiaries, as the case may be, or used, employed or exploited in the development, license, sale, marketing or distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda, know-how, notebooks, records and disclosures.

             "Purchaser" shall have the meaning set forth in the opening paragraph hereof.

             "Purchaser Financial Statements" shall have the meaning set forth in Section 4.5 hereof.

             "Purchaser Indemnitees" shall have the meaning set forth in Section 9.1.

             "Purchaser Licenses and Permits" shall have the meaning set forth in Section 4.14 hereof.

             "PVI Board" shall mean the board of directors of the Purchaser.

             "PVI Common Stock" shall mean the Purchaser's common stock, no par value per share.

             "PVI Securities" shall mean the Sale Shares, the Sale PVI Warrants, the Merger Shares and the Merger PVI Warrants, collectively.

             "PVI Warrants" shall mean warrants to purchase PVI Common Stock having the exercise prices and terms set forth on Schedule 1.1 attached hereto and being in substantially the forms attached as Schedule 1.1-A.

             "Required Number of Directors" shall have the meaning set forth in
        Section 7.1 hereof.

             "Rules" shall have the meaning set forth in Section 20 hereof.

             "Sale Notice" shall have the meaning set forth in Section 7.2(b) hereof.

             "Sale Shares" shall have the meaning set forth in Section 2.2 hereof.

             "Sale PVI Warrants" shall have the meaning set forth in Section 2.2 hereof.

             "SEC Reports" shall have the meaning set forth in Section 4.4 hereof.

             "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

             "Seller" shall have the meaning set forth in the opening paragraph hereof.

             "Seller Group" shall mean (i) the Seller, (ii) Eduardo Sitt, David Sitt and Roberto Sonabend, (iii) LLC-1 and (iv) any Permitted Transferee that acquires PVI Common Stock or PVI Warrants and elects in a written agreement substantially in the form of Schedule 1.2 attached hereto to be bound by the provisions hereof which are applicable to the Seller Group for so long as such Person owns PVI Common Stock or PVI Warrants.

             "Seller Indemnitees" shall have the meaning set forth in Section
        9.1 hereof.

             "Seller Shares" shall have the meaning set forth in Preliminary Statement D.

             "Shareholders Meeting" shall have the meaning set forth in Section
        4.24 hereof.

             "Statute" shall have the meaning set forth in Section 4.25 hereof.

             "Subsidiary" shall mean any entity of which the majority of the ordinary voting power is at the time as of which any determination is being made owned by another entity either directly or through one or more Subsidiaries.

             "Substitute Collateral" shall mean cash, U.S. government securities or an irrevocable letter of credit in favor of the Purchaser in a form reasonably acceptable to the Purchaser and drawn upon a United States bank reasonably acceptable to the Purchaser.

             "Transaction Documents" shall mean (a) this Agreement, (b) the certificates representing the PVI Common Stock to be conveyed hereunder,
        (c) the certificates representing the PVI Warrants to be conveyed hereunder, (d) the employment agreements by and between the Corporation or another Mexican Subsidiary of the Purchaser and each of David Sitt and Roberto Sonabend dated as of the Closing Date, (e) the consultant services agreement by and between the Seller or any of its Affiliates and the Corporation or any of its Mexican Affiliates, (f) the registration rights agreement by and among the Purchaser and certain members of the Seller Group dated as of the Closing Date, (g) the stock option agreements between the Purchaser and each of David Sitt and Roberto Sonabend dated as of the Closing Date in the form attached hereto as Schedule 6.16, (h) the letter from the Corporation to the Seller in the form attached hereto as Schedule 6.17(a) and (i) all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement or the transactions contemplated hereby.

             "U.S. GAAP" shall mean generally accepted accounting principles in the United States, consistently applied throughout the specified period and in the immediately prior comparable period.

     2. Sale and Purchase of Seller Shares; Merger.

          2.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, at the Effective Time (as defined below), the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, all of the Seller Shares.

          2.2 Purchase Price. In consideration for the sale of the Seller Shares, at the Effective Time the Purchaser shall issue to the Seller 133,918 shares of PVI Common Stock (the "Sale Shares") and 51,841 PVI Warrants (the "Sale PVI Warrants").

          2.3 Merger. Upon and subject to the terms of this Agreement, LLC-2 shall merge with and into Newco (the "Merger") at the Effective Time. From and after the Effective Time, the separate corporate existence of LLC-2 shall cease and Newco shall continue as the surviving limited liability company in the Merger. As of the Effective Time, without any action on the part of the holder of the outstanding membership interests of LLC-2, the outstanding membership interests of LLC-2 shall be converted into and become 2,544,435 shares of PVI Common Stock (the "Merger Shares") and 984,984 PVI Warrants (the "Merger PVI Warrants") and such membership interests shall thereafter no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and the holder thereof shall cease to have any rights with respect thereto. The "Effective Time" shall be the time at which LLC-2 and Newco file the certificates of merger prepared and executed in accordance with the relevant provisions of the New Jersey Limited Liability Company Act and the Delaware Limited Liability Company Act with the Secretaries of State of the States of New Jersey and Delaware. The Merger shall have the effects specified in this Agreement and in the New Jersey Limited Liability Company Act and the Delaware Limited Liability Company Act.

          2.4 Closing. Subject to the satisfaction of the conditions set forth in Section 5 and 6 hereof, the Closing shall occur at the offices of Smith, Stratton, Wise, Heher & Brennan, 600 College Road East, Princeton, New Jersey 08540, on or before June 1, 2001 or such other date as the parties shall mutually agree (the "Closing Date").

          2.5 Closing Actions. At the Closing at the Effective Time, (i) the Seller shall deliver to the Purchaser certificates representing the Seller Shares, duly endorsed for transfer to the Purchaser, (ii) the

     Purchaser shall deliver to the Seller certificates representing eighty percent (80%) of the Sale Shares and all of the Sale PVI Warrants, (iii) the Purchaser shall deliver to LLC-1 certificates representing eighty percent (80%) of the Merger Shares and all of the Merger PVI Warrants, and
     (iv) the parties shall make the other deliveries provided in Sections 5 and 6 hereof, as applicable. The remaining twenty percent (20%) of the Sale Shares and the Merger Shares (such remaining amount, the "Escrow Sale Shares" and the "Escrow Merger Shares," respectively, and, collectively, the "Escrow Shares") shall be held by the Purchaser in accordance with the terms of Section 2.6 of this Agreement.

          2.6 Setoff; Delivery of the Escrow Shares. (a) Subject to payment to the Purchaser of claims under the indemnity provisions or Section 8.7 of this Agreement and subject further to Section 9.4 hereof and except as provided in this Section 2.6, the Purchaser shall hold the Escrow Shares for the exclusive benefit of the Purchaser until released as provided in this Section 2.6 (provided that the Escrow Shares shall remain in escrow for such additional time as is necessary to permit the resolution of any disputes). The parties further agree that the Purchaser shall be entitled to set off from the Escrow Shares a number of Escrow Shares having a Fair Market Value at the time of setoff equal to any amounts that any member of the Seller Group is required to pay to the Purchaser or its officers, directors, employees, agents or Subsidiaries under this Agreement, or in the case of a violation of Section 8.7 of this Agreement, all of the Escrow Shares, provided that (i) any Escrow Shares that the Purchaser seeks to set off shall remain in escrow until the resolution of any disputes relating to the amount at issue, and (ii) prior to setting off any Escrow Shares under this Section 2.6, the Purchaser shall send to the Seller a written notice setting forth with reasonable specificity the nature of the claim, the amount claimed and any additional information reasonably necessary to allow the Seller to evaluate the validity of the claim under the terms of this Agreement. Following receipt of such written notice, the Seller shall have thirty (30) calendar days to evaluate and, at its own expense and at no cost or unreasonable burden to the Purchaser or its officers, directors, employees, agents or Subsidiaries, investigate the merits of the claim. If the Seller fails to deliver a written notice to the Purchaser challenging such claim within such 30-day period, and if the Seller does not pay such claim in cash, the parties agree that the Purchaser shall be entitled to deduct from the Escrow Shares a number of Escrow Shares with a Fair Market Value equal to the entire unpaid amount of such claim, or in the case of a violation of Section 8.7 of this Agreement, all of Escrow Shares, such shares shall no longer be part of the Escrow Shares and the Seller and LLC-1 shall have no further right, title or interest in or to such shares. In the event that the Seller delivers to the Purchaser a written notice within such 30-day period challenging the validity or amount of such claim, the parties agree to make a good faith effort to resolve the dispute through negotiation within ten (10) days of the date on which such written notice is delivered to the Purchaser. In the event that no resolution is reached within such 10-day period (or such longer period as the parties agree to in writing), either party may refer such dispute to arbitration in accordance with Section 20 of this Agreement. On the second anniversary of the Closing Date, one-half of the Escrow Sale Shares and one-half of the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively, and on the fourth anniversary of the Closing Date, the balance of the Escrow Sale Shares and the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively; provided, however, that the Purchaser shall at all times retain a number of Escrow Shares with a Fair Market Value equal to one hundred ten percent (110%) of any amount that is in dispute (or all of the Escrow Shares if the Fair Market Value of the Escrow Shares is less than one hundred ten percent (110%) of such amount); provided further, that as soon as reasonably possible following the resolution of any dispute, the Purchaser shall deliver the Escrow Sale Shares and the Escrow Merger Shares which were withheld in connection with such dispute but not set-off by the Purchaser to the Seller and LLC-1, respectively. Notwithstanding anything to the contrary contained in this
     Section 2.6(a), the Seller may, at its opt ion, pay in cash any amounts due to the Purchaser hereunder with respect to which the Purchaser would otherwise be entitled to retain Escrow Shares.

          (b) The Purchaser shall release to the Seller or LLC-1 any Escrow Shares as to which the Seller or LLC-1 has delivered to the Purchaser Substitute Collateral in an amount equal to $4.00 per Escrow Share. The Purchaser shall hold and apply the Substitute Collateral in accordance with the terms of Section 2.6(a) hereof as if the Substitute Collateral were the Escrow Shares. Whenever the Purchaser is

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

     entitled to set-off the Escrow Shares or release the Escrow Shares pursuant to Section 2.6(a), it shall set-off or release either the Escrow Shares or the Substitute Collateral as directed by the Seller.

          (c) The Seller and LLC-1 shall be entitled to vote the Escrow Sale Shares and the Escrow Merger Shares, respectively. Stock dividends paid with respect to the Escrow Shares, if any, shall be treated as Escrow Shares and shall be set-off or released when the Escrow Shares to which such dividends relate are set-off or released. Cash dividends paid with respect to the Escrow Shares, if any, shall be invested, at the option of the Seller, in a money market fund or U.S. government securities and together with interest earned thereon shall be held by the Purchaser and set-off or released when the Escrow Shares to which the dividend relates are set-off or released.

     3. Representations and Warranties of the Seller and the LLCs. Each of the Seller, LLC-1, LLC-2 and LLC-3 hereby represents and warrants to the Purchaser and Newco as follows:

          3.1 Organization. (a) The Corporation (a) is a limited liability corporation duly organized, and validly existing under the laws of Mexico,
     (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted,
     (c) is duly qualified to do business in the jurisdictions set forth on
     Schedule 3.1(a), which constitute all of the jurisdictions in which the conduct of the Corporation's business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 3.1(a), has never conducted business under any name other than that set forth in this Agreement.

          (b) Each of LLC-2 and LLC-3 (a) is a limited liability corporation duly organized, validly existing and in good standing under the laws of Delaware, (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, (c) is duly qualified to do business and is in good standing in the jurisdictions set forth on Schedule 3.1(b), which constitute all of the jurisdictions in which the conduct of its business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 3.1(b), has never conducted business under any name other than that set forth in this Agreement.

          3.2 Equity Investments. Other than as set forth on Schedule 3.2, neither the Corporation nor LLC-2 nor LLC-3 has ever had, nor does it presently have, any Subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture or other Person (except, in the case of LLC-2, the membership interests in LLC-3 and in the case of LLC-3, the LLC-3 Shares).

          3.3 Capitalization.

          (a) The Corporation is authorized to issue 100,000 shares of capital stock. LLC-2 is authorized to issue one (1) membership interest. LLC-3 is authorized to issue one (1) membership interest.

          (b) Schedule 3.3(b) attached hereto sets forth a description of (i) the capital stock or other equity interests of the Corporation, LLC-2 and LLC-3, including the names of the holders of each class of capital stock of the Corporation and equity interests of LLC-2 and LLC-3 and the number of shares of such class or other equity interests which are outstanding, and
     (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation or LLC-2 or LLC-3 is or may become obligated to issue any shares of its capital stock or other securities of the Corporation or LLC-2 or LLC-3, respectively. All of the issued and outstanding shares of the Corporation's capital stock and equity interests of LLC-2 and LLC-3 have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 3.3(b) attached hereto, (x) there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation or equity interests of LLC-2 or LLC-3 pursuant to any provision of law, the Articles of Incorporation or Bylaws or other organizational documents, any agreement to which the Corporation or LLC-2 or LLC-3 is a party, or otherwise, except as contemplated by this Agreement, and (y) there is no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale, voting or transfer of any shares of capital stock of the Corporation or equity interests of LLC-2 or LLC-3 (whether outstanding or issuable upon conversion or exercise of outstanding securities) except as contemplated by this Agreement. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Purchaser. Except as set forth in Schedule 3.3(b), as of the Closing, neither the Corporation nor LLC-2 nor LLC-3 will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or other equity interests.

          3.4 Financial Information.

          (a) The Corporation has previously delivered to the Purchaser an unaudited balance sheet and related financial statements as of September 30, 2000 (the "Balance Sheet Date") for the Corporation (collectively, the "Corporation Financial Statements").

          (b) The Corporation Financial Statements (together with any notes thereto) (i) are true, correct and complete in all material respects, (ii) are in accordance with the books and records of the Corporation, (iii) fairly present in all material respects the financial condition of the Corporation as of the date indicated and the results of operations and cash flows of the Corporation for the period indicated and (iv) have been prepared in accordance with Mexican GAAP.

          (c) The Corporation has provided to the Purchaser's accountants all information which they have requested in order to present the Corporation Financial Statements in accordance with U.S. GAAP. All of such information is true, accurate and complete in all material respects.

          3.5 Absence of Undisclosed Liabilities. (a) The Corporation has no obligations or liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for or disclosed in the Corporation Financial Statements, except (i) those incurred in the ordinary course of business which do not exceed $100,000, (ii) those reflected in Schedule 3.5 attached hereto and (iii) those under contracts, commitments or agreements of the type required to be disclosed by the Seller or the LLCs on any schedule hereto and so disclosed or which because of the dollar amount or the other qualifications in this Agreement are not required to be listed on any schedule hereto.

          (b) Neither LLC-2 nor LLC-3 has any obligations or liabilities of any nature (matured or unmatured, fixed or contingent).

          3.6 Absence of Changes. Except as set forth on Schedule 3.6 attached hereto, since the Balance Sheet Date there has not been, and neither the Corporation nor LLC-2 nor LLC-3 has agreed to cause:

          (a) any material adverse change in the financial condition, results of operations, assets, liabilities, or business of the Corporation or LLC-2 or LLC-3;

          (b) any borrowing or agreement to borrow any funds;

          (c) any asset or property of the Corporation or LLC-2 or LLC-3 made subject to an Encumbrance, other than Permitted Encumbrances;

          (d) any waiver of any material right of the Corporation or LLC-2 or LLC-3 or the cancellation of any material debt or claim held by the Corporation or LLC-2 or LLC-3;

          (e) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, or any sale or issuance of, any shares of the capital stock of the Corporation or equity interests of LLC-2 or LLC-3, or any agreement of commitment therefore;

          (f) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation or LLC-2 or LLC-3, except (i) in the ordinary course of business consistent with past practices, (ii) those reflected in the schedules attached hereto and (iii) those which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto;

          (g) any loan or advance or guarantee of indebtedness by the Corporation or LLC-2 or LLC-3 to any Person or any agreement or commitment therefor;
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

          (h) any damage, destruction or loss (whether or not covered by insurance) other than ordinary wear and tear materially adversely affecting the assets, property or business of the Corporation or LLC-2 or LLC-3;

          (i) any increase, direct or indirect, in the compensation paid or payable to officers, directors, employees or consultants of the Corporation or LLC-2 or LLC-3 or the Designated Parties;

          (j) any change in the accounting or tax reporting methods or practices followed by the Corporation or LLC-2 or LLC-3; or

          (k) any change in any contract or agreement by which the Corporation or LLC-2 or LLC-3 or their assets are bound which would have a Material Adverse Effect.

          3.7 Tax Matters. Except as set forth on Schedule 3.7 attached hereto, all federal, state and local tax returns and tax reports required to be filed by the Corporation and LLC-2 and LLC-3 have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete in all material respects. All income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) shown as due on such returns and reports or required to have been paid or accrued by the Corporation or LLC-2 or LLC-3 have been fully paid or are adequately provided for in the Corporation Financial Statements. No claims or deficiencies have been raised in writing by any taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Corporation or LLC-2 or LLC-3 which are in effect. Neither the Corporation nor LLC-2 nor LLC-3 has made any tax elections (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a Material Adverse Effect on the Corporation or LLC-2 or LLC-3, their financial condition, their business as presently conducted or presently proposed to be conducted or any of their properties or assets.

          3.8 Assets. (a) Except as set forth on Schedule 3.8 attached hereto and except for Permitted Encumbrances, the Corporation has good and marketable title to all of the property and assets, real, personal or fixed, tangible or intangible, reflected as assets in the Corporation Financial Statements or not so reflected because not required to be reflected, but which are used or useful in the business of the Corporation, or acquired by the Corporation since the Balance Sheet Date (other than assets disposed of in the ordinary course of business since that date and other assets leased or licensed by or to the Corporation), subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind other than Permitted Encumbrances. The Corporation is not obligated under any contract or agreement not included on any schedule hereto which materially adversely affects the Corporation's business, properties, assets, prospects or condition (financial or otherwise). The Corporation's leased premises, equipment and other tangible assets are in good operating condition in all material respects subject to ordinary wear and tear and are fit for use in the ordinary course of business.

          (b) LLC-2 has no assets except for the membership interests in LLC-3 and LLC-3 has not assets except for the LLC-3 Shares.

          3.9 Intellectual Property Rights. Except as set forth on Schedule 3.9 attached hereto:

          (a) there are no Intellectual Property Rights necessary or required to enable the Corporation to carry on its business as now conducted and as presently proposed to be conducted. A complete list of the Corporation's material Intellectual Property Rights is set forth on Schedule 3.9. Except as set forth on Schedule 3.9, no third party has any ownership right, title, interest, claim in or lien on any of the Corporation's material Intellectual Property Rights, and

          (b) to the knowledge of the Seller and each of the LLCs, neither the Corporation nor LLC-2 nor LLC-3 has violated or infringed, or is currently violating or infringing, and neither the Corporation nor any of the LLCs nor the Seller has received any communications alleging that the Corporation or LLC-2 or LLC-3 (or any of their employees or consultants) has violated or infringed or, by conducting its business as presently proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other Person.

          3.10 Litigation. Except as set forth on Schedule 3.10 attached hereto, there is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the knowledge of the Seller and each of the LLCs, currently threatened) against the Corporation, LLC-2 or LLC-3, their activities, properties or assets or, to the knowledge of the Seller and each of the LLCs, against any Designated Party in connection with such Designated Party's relationship with, or actions taken on behalf of, the Corporation or LLC-2 or LLC-3. To the knowledge of the Seller and each of the LLCs, there is no factual or legal basis for any such Action. Neither the Corporation nor LLC-2 nor LLC-3 is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Corporation or LLC-2 or LLC-3 currently pending or which the Corporation or LLC-2 or LLC-3 intends to initiate.

          3.11 No Defaults. Except as set forth on Schedule 3.11 attached hereto, neither the Corporation nor LLC-2 nor LLC-3 is in default (a) under its Articles of Incorporation or Bylaws or other organizational documents, or under any note, indenture, mortgage, or any other material contract, agreement or instrument to which the Corporation or LLC-2 or LLC-3, as the case may be, is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing.

          3.12 Employees.

          (a) Except as set forth on Schedule 3.12 attached hereto, the Corporation is not bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Corporation. There is no strike or other material labor dispute involving the Corporation pending nor, to the knowledge of the Seller and each of the LLCs, is there any labor organization activity involving the Corporation's employees. To the knowledge of the Seller and each of the LLCs, no Designated Party or consultant who is currently employed or engaged by the Corporation intends to terminate his or her employment or engagement with the Corporation, nor does the Corporation have any present intention to terminate the employment or engagement of any Designated Party or consultant.

          (b) No Designated Party, or to knowledge of the Seller and each of the LLCs, officer, director, employee or consultant presently associated with the Corporation or LLC-2 or LLC-3 is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction, that would interfere with the use of his or her best efforts to carry out his or her duties for the Corporation or LLC-2 or LLC-3 or to promote the interests of the Corporation or LLC-2 or LLC-3 that would conflict with the Corporation's or LLC-2's or LLC-3's business as presently conducted or proposed. To the knowledge of the Seller and each of the LLCs, the carrying on of the Corporation's or LLC-2's or LLC-3's business by any officer, director, employee, consultant or Designated Party associated with the Corporation or LLC-2 or LLC-3 and the conduct of the Corporation's and LLC-2's and LLC-3's business as presently conducted or proposed, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any Designated Party, or to the knowledge of the Seller and each of the LLCs, any such officer, director, employee or consultant is now obligated.

          (c) Neither LLC-2 nor LLC-3 has any employees or consultants.

          3.13 Compliance. Except as set forth on Schedule 3.13 attached hereto, the Corporation, LLC-2 and LLC-3 (a) have complied in all material respects with all laws, ordinances, regulations and orders applicable to their business or the ownership of their assets and have received no notice of non-compliance therewith and (b) have obtained all governmental licenses and permits necessary or required to enable the to carry on their business as now conducted and as presently proposed to be conducted (the "Corporation Licenses and Permits"), except where the failure to have done so would not have had a Material Adverse Effect. Such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the knowledge of the Seller and each of the LLCs, threatened, to revoke or limit any thereof.

          3.14 Insurance. Schedule 3.14 attached hereto contains a description of each insurance policy maintained by the Corporation, LLC-2 and LLC-3 with respect to its properties, assets and business, and each such policy is valid and enforceable and duly in force and all premiums with respect thereto are paid to date.

          3.15 Authorization of Transaction Documents. The Seller and each of the LLCs has full legal power and authority to enter into and perform the Transaction Documents to which it is a party. This Agreement has been duly and validly executed and delivered by the Seller and each of the LLCs and constitutes the valid and binding obligation of the Seller and each of the LLCs, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The Transaction Documents to which the Seller or any of the LLCs is a party (other than this Agreement), upon due and valid execution and delivery by the Seller or the applicable LLC, will constitute the valid and binding obligations of the Seller or the applicable LLC, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The execution and delivery of the Transaction Documents to which it is a party by the Seller or any of the LLCs and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Seller or any of the LLCs will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Seller or any of the LLCs or (b) except as set forth in Schedule 3.15 attached hereto, conflict with or result in any breach of any of the terms, conditions or provisions of, or require the consent of a third party under, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under,
     (i) the Articles of Incorporation or Bylaws or the organizational documents of the Seller, any of the LLCs or the Corporation or (ii) the Corporation Licenses and Permits or any agreement listed on Schedule 3.19.

          3.16 Ownership and Transfer of Seller and Merger Shares. The Seller owns the Seller Shares, and LLC-3 owns the LLC-3 Shares, beneficially and of record, free and clear of all Encumbrances. Delivery of certificates representing the Seller Shares at Closing will transfer to the Purchaser good and valid title to all of the Seller Shares free of all Encumbrances other than encumbrances created by the Purchaser.

          3.17 Ownership of Membership Interests. LLC-1 owns all of the outstanding equity interests in LLC-2, beneficially and of record, free and clear of all Encumbrances. LLC-2 owns all of the outstanding equity interests in LLC-3, beneficially and of record, free and clear of all Encumbrances. Consummation of the Merger will transfer to Newco all of the outstanding equity interests in LLC-3.

          3.18 No Consents or Approval Required.  Except as set forth on
     Schedule 3.18 attached hereto, no consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Seller or any of the LLCs of the Transaction Documents or for the valid sale and delivery of the Seller Shares or consummation of the Merger or the other transactions contemplated hereby.

          3.19 Agreements. (a) Schedule 3.19 attached hereto is a list of all material contracts, commitments and agreements, written or oral, and all contracts, commitments and agreements, written or oral which cannot be terminated by the Corporation on less than one-year's notice, to which the Corporation is a party. True and correct copies of all such contracts, commitments and agreements have been made available for review by the Purchaser. Except as listed on Schedule 3.19 or as otherwise contemplated hereby, the Corporation is not a party to any written or oral (i) contract or contracts for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of $75,000 individually or $300,000 in the aggregate, (ii) contract or contracts for the employment of any officer, individual employee or other Person on a full-time basis or any contract with any Person on a consulting basis (including without limitation contracts with a third party pursuant to which employees or consultants are made available to the Corporation) in excess of $75,000 per year or $300,000 per year in the aggregate, (iii) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others, (iv) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Corporation, (v) loan or guaranty of any obligation for borrowed money or otherwise, (vi) lease or leases or agreement or agreements under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party requiring payments of more than $75,000 per year individually or $300,000 per year in the aggregate, (vii) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation requiring payment in excess of $75,000 per year individually or $300,000 per year in the aggregate, (viii) agreement or agreements or other commitment for capital expenditures in excess of $75,000 per year individually or $300,000 in the aggregate, (ix) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party, (x) contract, agreement or commitment under which the Corporation has issued, or may become obligated to issue, any shares of capital stock of the Corporation or any warrants, options, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock, (xi) any other material contract, agreement, arrangement or understanding, (xii) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world or (xiii) power of attorney or comparable delegation of authority. The Corporation is not in breach of any such written agreement and, to the knowledge of the Seller and each of the LLCs, no party to any such written agreement has provided the Corporation with notice that such party intends to terminate or fail to renew such agreement.

          (b) Except as otherwise contemplated hereby, neither LLC-2 nor LLC-3 is a party to any contract, commitment or agreement, written or oral.

          3.20 Disclosure. No written document, certificate, instrument or statement furnished or made to the Purchaser by or on behalf of the Seller or any of the LLCs under this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Other than general business and economic conditions, there is no fact known to the Seller or any of the LLCs which may materially adversely affect the business, properties, or financial condition of the Corporation or LLC-2 or LLC-3 which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Purchaser by or on behalf of the Seller or any of the LLCs.

          3.21 Conflicts of Interest. Except for ownership of equity interests in publicly traded companies and except as set forth on Schedule 3.21, no Designated Party and, to the knowledge of the Seller and LLC-2 and LLC-3, no officer, director or beneficial owner of more than 5% of the capital stock of the Seller or LLC-2 or LLC-3 has any direct or indirect interest
     (a) in any entity which does business with the Corporation or LLC-2 or LLC-3, (b) in any property, asset or right which is used by the Corporation or LLC-2 or LLC-3 in the conduct of its business, or (c) in any contractual relationship with the Corporation or LLC-2 or LLC-3 other than as an employee, director, shareholder, member or other equity holder.

          3.22 Absence of Restrictive Agreements. To the knowledge of the Seller and each of the LLCs, no employee of the Corporation is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Corporation. To the knowledge of the Seller and each of the LLCs, no employer or former employer of any employee of the Corporation has any claim of any kind whatsoever in respect of any of the intellectual property rights of the Corporation.
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          3.23 Accredited Investor.  Each of the Seller and LLC-1 is an
     accredited investor within the meaning of Rule 501(a) promulgated under the Securities Act. The PVI Securities are being purchased or otherwise acquired for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. It understands that the PVI Securities have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws, and that the reliance of the Purchaser and others upon this exemption is predicated in part upon this representation and warranty. It further understands that the PVI Securities may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

          3.24 Investment Evaluation. Each of the Seller and LLC-1 has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder. It has and has had access to all of the Purchaser's books and records and access to the Purchaser's executive officers as the Seller or LLC-1 requested.

          3.25 Legend. Each of the Seller and LLC-1 understands that the certificates for the PVI Securities will bear a legend in substantially the following form in addition to any other legends that may be required under other documents entered into in connection with this Agreement.

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES ACT OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES ACTS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR IS IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

          3.26 Business Affairs. Each of the Seller and LLC-1 is aware of the Purchaser's business affairs and financial condition and has acquired sufficient information about the Purchaser to reach an informed and knowledgeable decision to acquire the PVI Securities. Each of the Seller and LLC-1 recognizes that investment in the PVI Securities involves a number of significant risks.

          3.27 Brokers or Finders Except as set forth on Schedule 3.27, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Seller or any of the LLCs or any Designated Party.

          3.28 Televisa. Neither the Seller, any of the LLCs, any Designated Party nor the Corporation believes that Televisa will not continue in 2001 its business relationship with the Corporation on terms reasonably comparable to those in effect during 2000.

          3.29. Interested Stockholder. As of the date hereof, none of the Seller, the LLCs, any Designated Party or any other member of the Seller Group is an "interested stockholder" as defined in N.J.S.A. 14A:10A-3.

     4. Representations and Warranties of the Purchaser. Each of the Purchaser and Newco hereby represents and warrants to the Seller, LLC-1, LLC-2 and LLC-3 as follows:

          4.1 Organization. The Purchaser is (a) a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted,

     (c) is duly qualified and in good standing to do business in the jurisdictions set forth on Schedule 4.1, which constitute all of the jurisdictions in which the conduct of the Purchaser's business or its ownership, leasing or operation of property requires such qualification where the absence of such qualification would have a Material Adverse Effect and (d) except as set forth on Schedule 4.1, has never conducted business under any name other than that set forth in this Agreement.

          4.2 Subsidiaries.

          (a) Schedule 4.2(a) sets forth a complete and correct list of each of the Purchaser's Subsidiaries. Except as set forth on Schedule 4.2(a), the Purchaser owns, either directly or indirectly through one or more of its Subsidiaries, all of the capital stock or other equity interests of its Subsidiaries free and clear of all Encumbrances, other than transfer restrictions imposed by applicable federal and state securities laws, statutes, rules, regulations, orders or other restrictions of any court or governmental entity applicable to the businesses conducted by the Purchaser and its Subsidiaries. All of the issued and outstanding shares of capital stock or other equity interests of each of the Purchaser's Subsidiaries held directly or indirectly by the Purchaser have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock or other equity interests of any of the Purchaser's Subsidiaries are entitled to preemptive rights. Except as set forth on Schedule 4.2(a) or as disclosed in the SEC Reports (as defined in Section 4.4), there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock or other equity interests of any of the Purchaser's Subsidiaries, or any commitments of any character whatsoever relating to issued or unissued capital stock or other equity interests of any of the Purchaser's Subsidiaries or pursuant to which the Purchaser or any of its Subsidiaries is or may become bound to issue or grant additional shares of its capital stock or other equity interests or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule 4.2(a) or as disclosed in the SEC Reports, there are no voting trusts, stockholders agreements, proxies or other commitments or understandings to which any of the Purchaser's Subsidiaries is a party with respect to the voting or transfer of any capital stock or other equity interest of any of the Purchaser's Subsidiaries. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Seller. Except as set forth on Schedule 4.2(a), neither the Purchaser nor any of its Subsidiaries has owned or presently owns, directly or indirectly, any interest in any corporation, limited liability company, partnership, business association or other Person.

          (b) Each of the Purchaser's Subsidiaries is a corporation, limited liability company, partnership, business association or other Person duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as it is now being conducted. Except as set forth on
     Schedule 4.2(b), each of the Purchaser's Subsidiaries is duly qualified and licensed to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of the business conducted by it makes such qualification necessary except where the failure of all of such Subsidiaries to so qualify or be licensed could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.3 Capitalization.

          (a) The Purchaser is authorized to issue 40,000,000 shares of common stock, no par value, 1,000,000 shares of preferred stock, 167,000 shares of Series A Redeemable Preferred Stock, $4.50 par value, and 93,300 shares of Series B Redeemable Preferred Stock, $5.00 par value.

          (b) Schedule 4.3(b) attached hereto sets forth a description of (i) the capital stock of the Purchaser, including, to the Purchaser's knowledge, the names of beneficial holders of 5% or more of the Purchaser's capital stock, the number of shares held by such Persons, and the number of outstanding shares of each class of capital stock, and (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Purchaser is or may become obligated to issue any shares of its capital stock or other securities of the Purchaser. All of the issued and outstanding shares of the Purchaser's capital stock have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth on Schedule 4.3(b) attached hereto, (x) there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Purchaser pursuant to any provision of law, the Purchaser's articles of incorporation or bylaws or any agreement or instrument to which the Purchaser is a party, or otherwise, except as contemplated by this Agreement, and (y) there is no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale, voting or transfer of any shares of capital stock of the Purchaser (whether outstanding or issuable upon conversion or exercise of outstanding securities) to which the Purchaser is a party or which the Purchaser has knowledge of except as contemplated by this Agreement. True and correct copies of all such agreements, restrictions and encumbrances have been delivered to the Seller. Except as set forth in Schedule 4.3(b), as of the Closing, neither Purchaser nor any of its Subsidiaries will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Except as set forth in Schedule 4.3(b), there are no agreements or arrangements pursuant to which the Purchaser is required to register shares of PVI Common Stock or any other equity securities under the Securities Act. None of the outstanding equity securities of the Purchaser were issued in violation of the Securities Act or the blue sky laws of any jurisdiction.

          4.4 SEC Reports. The Purchaser has timely filed all proxy statements, reports and other documents required to be filed by it with the Commission under the Exchange Act from and after January 1, 1998, and the Purchaser has made available to the Seller complete and correct copies of all annual reports, quarterly reports, proxy statements and other reports filed by the Purchaser with the Commission under the Exchange Act from and after such date (collectively, the "SEC Reports"). Each SEC Report was on the date of its filing in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading, and as of the date hereof there is no fact or facts not disclosed in the SEC Reports that relate specifically to the Purchaser or any of its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Complete and correct copies of all material correspondence between the Purchaser or any of its Subsidiaries, on the one hand, and the SEC, on the other hand, have previously been made available to the Seller.

          4.5 Financial Statements. The consolidated financial statements (including any related schedules and/or notes) included in the SEC Reports (the "Purchaser Financial Statements") have been prepared in accordance with U.S. GAAP and fairly present in all material respects the consolidated financial condition, results of operations and changes in shareholders' equity of the Purchaser and its Subsidiaries as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments).

          4.6 Absence of Undisclosed Liabilities. The Purchaser and its Subsidiaries have no obligations or liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for or disclosed in the Purchaser Financial Statements, except (a) those incurred in the ordinary course of business which do not exceed $100,000, (b) those reflected in Schedule 4.6. attached hereto and (iii) those under contracts, commitments or agreements of the type required to be disclosed by the Purchaser and Newco on any schedule hereto and so disclosed or which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto. All liability reserves established by the Purchaser and its Subsidiaries are adequate in all respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) which were not adequately provided for in the Purchaser Financial Statements.

          4.7 Absence of Changes. Except as set forth on Schedule 4.7 attached hereto, since June 30, 2000, there has not been and the Purchaser and its Subsidiaries have not agreed to cause:

          (a) any material adverse change in the financial condition, results of operations, assets, liabilities, or business of the Purchaser or its Subsidiaries;

          (b) any borrowings or agreement to borrow any funds;

          (c) any asset or property of the Purchaser or its Subsidiaries made subject to an Encumbrance, other than Permitted Encumbrances;

          (d) any waiver of any material right of the Purchaser or its Subsidiaries or the cancellation of any material debt or claim held by the Purchaser or its Subsidiaries;

          (e) any declaration or payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, or any sale or issuance of, any shares of the capital stock of the Purchaser or its Subsidiaries, or any agreement of commitment therefore;

          (f) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Purchaser or its Subsidiaries, except (i) in the ordinary course of business consistent with past practices, (ii) those reflected in the schedules attached hereto and (iii) those which because of the dollar amount or other qualifications in this Agreement are not required to be listed on any schedule hereto;

          (g) any loan or advance or guarantee of indebtedness by the Purchaser or its Subsidiaries to any Person or any agreement or commitment therefor;

          (h) any damage, destruction or loss (whether or not covered by insurance) other than ordinary wear and tear materially adversely affecting the assets, property or business of the Purchaser or its Subsidiaries;

          (i) any increase, direct or indirect, in the compensation paid or payable to directors, executive officers or employees;

          (j) any change in the accounting or tax reporting methods or practices followed by the Purchaser or its Subsidiaries; or

          (k) any change in any contract or agreement by which the Purchaser or its Subsidiaries or their respective assets are bound which would have a Material Adverse Effect.

          4.8 Tax Matters. Except as set forth on Schedule 4.8 attached hereto, all federal, state and local tax returns and tax reports required to be filed by the Purchaser and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete in all material respects. All income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) shown as due on such returns and reports or required to have been paid or accrued by the Purchaser and its Subsidiaries have been have been fully paid or are adequately provided for in the Purchaser Financial Statements. No claims or deficiencies have been raised in writing by any taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Purchaser and its Subsidiaries which are in effect. The Purchaser and its Subsidiaries have not made any tax elections (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a Material Adverse Effect on the Purchaser and its Subsidiaries, their respective financial conditions, their respective businesses as presently conducted or presently proposed to be conducted or any of their respective properties or assets.

          4.9 Assets. Except as set forth in the SEC Reports or on Schedule 4.9 attached hereto and except for Permitted Encumbrances, the Purchaser and its Subsidiaries have good and marketable title to all of the property and assets, real, personal or fixed, tangible or intangible, reflected as assets in the Purchaser Financial Statements or not so reflected because not required to be reflected, but which are used or useful in the businesses of the Purchaser and its Subsidiaries, or acquired by the Purchaser and its Subsidiaries since the date of the most recent balance sheet contained in the SEC Reports (other than assets disposed of in the ordinary course of business since that date), subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind other than Permitted Encumbrances. The Purchaser and its Subsidiaries are not obligated under any contract or agreement not included on any schedule hereto which materially adversely affects the Purchaser's and its Subsidiaries' respective businesses, properties, assets, prospects or condition (financial or otherwise). The Purchaser's and its Subsidiaries' leased premises, equipment and other tangible assets are in good operating condition in all material respects subject to ordinary wear and tear and are fit for use in the ordinary course of business.

          4.10 Intellectual Property Rights.  Except as set forth on Schedule
     4.10 attached hereto:

          (a) there are no Intellectual Property Rights necessary or required to enable the Purchaser or its Subsidiaries to carry on their respective businesses as now conducted and as presently proposed to be conducted. A complete list of the Purchaser's and its Subsidiaries' material Intellectual Property Rights is set forth on Schedule 4.10. Except as set forth on Schedule 4.10, no third party has any ownership right, title, interest, claim in or lien on any of the Purchaser's or its Subsidiaries' material Intellectual Property Rights, and

          (b) to the Purchaser's knowledge, the Purchaser and its Subsidiaries have not violated or infringed, and are not currently violating or infringing, and the Purchaser and its Subsidiaries have not received any communications alleging that the Purchaser or its Subsidiaries (or any of their respective employees or consultants) have violated or infringed or, by conducting their respective businesses as presently proposed to be conducted, would violate or infringe, the Intellectual Property Rights of any other Person.

          4.11 Litigation. Except as set forth on Schedule 4.11 attached hereto, there is no Action pending (or, to the Purchaser's knowledge, currently threatened) against the Purchaser or its Subsidiaries, their respective activities, properties or assets or, to the Purchaser's knowledge, against any director, officer or employee in connection with such director's, officer's or employee's relationship with, or actions taken on behalf of, the Purchaser or its Subsidiaries. To the Purchaser's knowledge, there is no factual or legal basis for any such Action. The Purchaser and its Subsidiaries are not parties to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Purchaser or its Subsidiaries currently pending or which the Purchaser or its Subsidiaries intend to initiate.

          4.12 No Defaults. Except as set forth on Schedule 4.12 attached hereto, the Purchaser and its Subsidiaries are not in default (a) under their respective articles of incorporation or bylaws or other organizational documents, or under any note, indenture, mortgage, or any other material contract, agreement or instrument to which the Purchaser or its Subsidiaries are a party or by which they or any of their respective properties are bound or affected or (b) with respect to any order, writ, injunction, judgment or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality. There exists no condition, event or act which constitutes, or which after notice, lapse of time or both, would constitute, a default under any of the foregoing.

          4.13 Employees.

          (a) Except as set forth in the SEC Reports or on Schedule 4.13 attached hereto, the Purchaser and its Subsidiaries are not bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Purchaser and its Subsidiaries. There is no strike or other material labor dispute involving the Purchaser or its Subsidiaries pending nor, to the Purchaser's knowledge, is there any labor organization activity involving the Purchaser's or its Subsidiaries' employees. To the Purchaser's knowledge, no officer, director, employee or consultant who is currently employed or engaged by the Purchaser or its Subsidiaries intends to terminate his or her employment or engagement with the Purchaser or its Subsidiaries, as the case may be, nor does the Purchaser or its Subsidiaries have any present intention to terminate the employment or engagement of any officer, director, employee or consultant.

          (b) To the Purchaser's knowledge, no officer, director, employee or consultant presently associated with the Purchaser or its Subsidiaries is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction, that would interfere with the use of his or her best efforts to carry out his or her duties for the Purchaser or its Subsidiaries or to promote the interests of the Purchaser of its Subsidiaries or that would conflict with the Purchaser's or its Subsidiaries' businesses as presently conducted or proposed. To the Purchaser's knowledge, the carrying on of the Purchaser's and its Subsidiaries' businesses by any officer, director, employee or consultant presently associated with the Purchaser or its Subsidiaries and the conduct of the Purchaser's or its Subsidiaries' businesses as presently conducted or proposed, will not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such officer, director, employee or consultant is now obligated.

          4.14 Compliance. Except as set forth on Schedule 4.14 attached hereto, the Purchaser and its Subsidiaries (a) have complied in all material respects with all laws, ordinances, regulations and orders applicable to their respective businesses or the ownership of their respective assets and have received no notice of non-compliance therewith and (b) have obtained all governmental licenses and permits necessary or required to enable them to carry on their respective businesses as now conducted and as presently proposed to be conducted (the "Purchaser Licenses and Permits"), except where the failure to have done so would not have had a Material Adverse Effect. Such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the Purchaser's knowledge, threatened, to revoke or limit any thereof.

          4.15 Insurance. Schedule 4.15 attached hereto contains a description of each insurance policy maintained by the Purchaser and its Subsidiaries with respect to their respective properties, assets and business, and each such policy is valid and enforceable and duly in force and all premiums with respect thereto are paid to date.

          4.16 Authorization of the Transaction Documents. The Purchaser has full legal power and authority to enter into and perform the Transaction Documents. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The Transaction Documents (other than this Agreement), upon due and valid execution and delivery by the Purchaser, will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The execution and delivery of the Transaction Documents by the Purchaser and the consummation of the transactions contemplated thereby and compliance with the provisions thereof by the Purchaser will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Purchaser or any of its Subsidiaries or (b) except as set forth on
     Schedule 4.16 hereof, conflict with or result in any breach of any of the terms, conditions or provisions of, or require the consent of a third party under, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under the (i) Purchaser's or its Subsidiaries' articles of incorporation or bylaws or other organizational documents or (ii) the Purchaser Licenses and Permits or any agreement listed on Schedule 4.19. The PVI Securities have been duly authorized and when issued as contemplated herein will be validly issued, fully paid and nonassessable. The shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and the Merger PVI Warrants are duly authorized and validly reserved, and when issued, will be validly issued, fully paid and non-assessable.

          4.17 No Consents or Approvals Required.  Except as set forth on
     Schedule 4.17 attached hereto, no consent, approval or authorization of, or declaration to, or filing with, any Person (governmental or private) is required for the valid authorization, execution, delivery and performance by the Purchaser of the Transaction Documents or for the valid sale and delivery of the PVI Securities.

          4.18 Shareholder Approval. The approval by the Purchaser's shareholders of this Agreement and the other transactions contemplated hereby consists of an affirmative vote of holders of a majority of the issued and outstanding voting stock of the Purchaser and is the only vote of holders of any class or series of the Purchaser's securities necessary to approve the Purchaser's actions taken or to be taken in connection with this Agreement and the other transactions contemplated hereby.

          4.19 Agreements. (a) Schedule 4.19 attached hereto is a list of all material contracts, commitments and agreements, written or oral, and all contracts, commitments and agreements, written or oral which cannot be terminated by the Purchaser or its Subsidiaries as the case may be on less than one-year's notice, to which the Purchaser or any of its Subsidiaries is a party. True and correct copies of all such contracts, commitments and agreements have been made available for review by the Seller. Except as listed on Schedule 4.19 or as otherwise contemplated hereby, neither the Purchaser nor any of its Subsidiaries is a party to any written or oral (a) contract or contracts for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of $75,000 individually or $300,000 in the aggregate, (b) contract or contracts for the employment of any officer, individual employee or other Person on a full-time basis or any contract with any Person on a consulting basis (including without limitation contracts with a third party to which employees or consultants are made available to the Purchaser or any of its Subsidiaries) in excess of $75,000 per year or $300,000 per year in the aggregate, (c) bonus, pension, profit-sharing, retirement, stock purchase, stock option, hospitalization, medical insurance or similar plan, contract or understanding in effect with respect to employees or any of them or the employees of others, (d) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Purchaser or any of its Subsidiaries, (e) loan or guaranty of any obligation for borrowed money or otherwise, (f) lease or leases or agreement or agreements under which the Purchaser or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party requiring payments of more than $75,000 per year individually or $300,000 per year in the aggregate, (g) lease or agreement under which the Purchaser or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Purchaser or any of its Subsidiaries requiring payments of more than $75,000 per year individually or $300,000 per year aggregate, (h) agreement or agreements or other commitment for capital expenditures in excess of $75,000 per year individually or $300,000 in the aggregate, (i) contract, agreement or commitment under which the Purchaser or any of its Subsidiaries is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party, (j) contract, agreement or commitment under which the Purchaser or any of its Subsidiaries has issued, or may become obligated to issue, any shares of capital stock of the Purchaser or any of its Subsidiaries or any warrants, options, convertible securities or other commitments pursuant to which the Purchaser or any of its Subsidiaries is or may become obligated to issue any shares of its capital stock, (k) any other material contract, agreement, arrangement or understanding, or (l) contract or agreement prohibiting the Purchaser or any of its Subsidiaries from freely engaging in any business or competing anywhere in the world. Neither the Purchaser or any of its Subsidiaries is in breach of any such written agreement and, to the Purchaser's knowledge, no party to any such written agreement has provided the Purchaser or any of its Subsidiaries with notice that such party intends to terminate or fail to renew such agreement.

          4.20 Disclosure. No written document, certificate, instrument or statement furnished or made to the Seller by or on behalf of the Purchaser under this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein and therein not misleading. Other than general business and economic conditions, there is no fact known to the Purchaser which may materially adversely affect the business, properties, or financial condition of the Purchaser or any of its Subsidiaries which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Seller by or on behalf of the Purchaser.

          4.21 Conflicts of Interest. Except as set forth on Schedule 4.21, to the Purchaser's knowledge, no officer, director or beneficial holder of more than 5% of the capital stock of the Purchaser or any of its Subsidiaries has any direct or indirect interest (a) in any entity which does business with the Purchaser or any of its Subsidiaries, (b) in any property, asset or right which is used by the Purchaser or any of its Subsidiaries in the conduct of their respective businesses, or (c) in any contractual relationship with the Purchaser or any of its Subsidiaries other than as an employee, director or shareholder.

          4.22 Absence of Restrictive Agreements. To the Purchaser's knowledge, no employee of the Purchaser or its Subsidiaries is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the businesses of the Purchaser or any of its Subsidiaries. To the Purchaser's knowledge, no employer or former employer of any employee of the Purchaser or any of its Subsidiaries has any claim of any kind whatsoever in respect of any of the intellectual property rights of the Purchaser or any of its Subsidiaries.

          4.23 Brokers or Finders. Except as set forth on Schedule 4.23, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement based on arrangements made by or on behalf of the Purchaser or any of its Subsidiaries.

          4.24 Proxy Statement. Any proxy statement to be sent to the shareholders of the Purchaser in connection with a meeting of the shareholders of the Purchaser in connection with the transactions contemplated by this Agreement (the "Shareholders Meeting"; such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") will comply as to form in all material respects with Article 14(a) of the Exchange Act and the rules promulgated thereunder, and it shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact, or, in light of the circumstances under which made, omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders Meeting which has become false or misleading. If at any time prior to the Closing any event relating to the Purchaser or any of its Subsidiaries or any of their respective affiliates, officers or directors should be discovered by the Purchaser that is required to be set forth in a supplement to the Proxy Statement, the Purchaser shall promptly inform the Seller thereof.

          4.25 New Jersey Anti-Takeover Statute. Based upon the representations of the Seller and the LLCs herein, N.J.S.A. 14A:10A-1 et. seq. is inapplicable to the acquisition of the PVI Securities and to the transactions contemplated hereby and by the other Transaction Documents. The PVI Board has approved and taken all action necessary to cause the restrictions contained in N.J.S.A. 14A:10-1 et. seq. (the "Statute") to be inapplicable to (a) the grant and exercise of the stock options constituting a part of the Transaction Documents, and (b) the grant and exercise of the equity participation rights under Section 7.2 and 7.3 hereof, including the exercise of rights, options and warrants acquired in accordance with such equity participation rights and the conversion and exchange of securities acquired in connection with such equity participation rights. The PVI Board has adopted resolutions intended, if and to the extent permitted by the Statute and other applicable law, to render inapplicable the restrictions imposed by the Statute with respect to
     (c) any other business combination (as defined in the Statute) or issuance of securities or rights, options or warrants (or exercise, conversion or exchange thereof) in which the Purchaser or any of its Subsidiaries may engage with the Seller Group or any Person deemed to be an interested stockholder (as defined in the Statute) because of the Seller Group's ownership interest in the Purchaser, provided such business combination or issuance is approved by a majority of the PVI Board excluding any designees of the Seller Group or any such interested stockholder, and (d) any acquisition by any member of the Seller Group or any such interested stockholder of securities of the Purchaser or any of its Subsidiaries, or rights, options or warrants in respect thereof (or exercise, conversion or exchange thereof) from any Person other than the Purchaser and its Subsidiaries.

          4.26 Acquisition Transactions/Business Combinations. Except as specified by the Purchaser to the Seller in writing prior to the date of this Agreement, no acquisition transaction or other business combination relating to all or part of the assets of the Purchaser or its Subsidiaries or any of their respective businesses is reasonably probable.

     5. Conditions to Closing by Purchaser and Newco. The obligation of the Purchaser to purchase the Seller Shares and of Newco to consummate the Merger shall be conditioned on the satisfaction by the Seller and the LLCs, or the waiver by the Purchaser, of the following conditions on the Closing Date.

          5.1 Representations and Warranties. The representations and warranties of the Seller and the LLCs contained in this Agreement were true and correct in all material respects as of the date of this Agreement and at and as of the Closing Date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the Seller or any of the LLCs.

          5.2 The Articles of Incorporation. The Articles of Incorporation and the organizational documents of LLC-2 and LLC-3 will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          5.3 Bylaws. The Bylaws will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          5.4 Legal Proceedings. No judgment, order or injunction shall have been rendered by any tribunal or organization which restrains or prohibits the transactions contemplated hereby. No statute, rule or regulation or order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

          5.5 Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be in a form and substance reasonably satisfactory to the parties and their counsel, and the parties shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          5.6 Compliance with Agreement. The Seller, the LLCs and each other member of the Seller Group shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to the Closing.

          5.7 Shareholder Approval. The transactions contemplated hereby shall have been approved by the Purchaser's shareholders.

          5.8 Seller/LLC-2 Approval. The transactions contemplated hereby shall have been approved by the Seller's shareholders. The Merger shall have been approved by the members of LLC-2.

          5.9 Closing Documents. At the Closing, each of the Seller and LLC-2 will have delivered to the Purchaser all of the following documents:

          (a) An Officers' Certificate dated the date of the Closing, stating that the conditions specified in Sections 5.1 through 5.8, inclusive (other than Section 5.7), have been fully satisfied;

          (b) a copy of the Articles of Incorporation;

          (c) copies of all material third party and all governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder;

          (d) opinions from counsel for the Seller and LLC-2 addressed to the Purchaser, dated the date of the Closing and in form and substance reasonably satisfactory to the Purchaser;

          (e) the minute books, stock transfer ledgers and other corporate organizational documents of the Corporation, LLC-2 and LLC-3;

          (f) certificates representing the Seller Shares and the LLC-3 Shares;

          (g) a copy of the resolutions adopted by the Seller's shareholders and by the members of LLC-2 approving this Agreement and the transactions contemplated hereby and by the Transaction Documents, which resolutions shall be reasonably satisfactory to the Purchaser;

          (h) such other documents relating to the transactions contemplated by the Transaction Documents as the Purchaser or its counsel may reasonably request.

          5.10 Employment Agreements. On the Closing Date, David Sitt and Roberto Sonabend shall have entered into employment agreements with the Purchaser or a Subsidiary of the Purchaser in the form attached hereto as
     Schedule 5.10.

          5.11 Consultant Services Agreement. On the Closing Date, the Seller and the Corporation shall have entered into a consultant services agreement in the form attached hereto as Schedule 5.11.

          5.12 Third Party Consents. The Seller shall have delivered to the Purchaser all third-party consents listed on Schedule 3.15.

          5.13 Termination of Contract. The management agreement between the Corporation and Consultores Asociodos Dasi, S.C. ("Dasi," and with respect to such management agreement, the "Dasi Agreement") shall have been terminated in respect of services to be performed following the Closing Date.

          5.14 Closing.  The Closing shall occur on or prior to the Closing
     Date.

     6. Conditions to Closing by the Seller and LLC-2. The obligation of the Seller to sell the Seller Shares to the Purchaser and of LLC-2 to consummate the Merger shall be conditioned on the satisfaction by the Purchaser and Newco, or the waiver by the Seller and LLC-2, of the following conditions on the Closing Date.

          6.1 Representations and Warranties. The representations and warranties of the Purchaser and Newco contained in this Agreement were true and correct in all material respects as of the date of this Agreement and at and as of the Closing Date, as though then made, except for changes and events occurring in the ordinary course of business and changes and events occurring for reasons outside the control of the Purchaser or Newco.

          6.2 The Articles of Incorporation. The Purchaser's articles of incorporation will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          6.3 Bylaws. The Purchaser's bylaws will be in full force and effect and will not have been amended or modified in any way which restrains, prohibits or adversely affects the transactions contemplated hereby and by the other Transaction Documents.

          6.4 Legal Proceedings. No judgment, order or injunction shall have been rendered by any tribunal or organization which restrains or prohibits the transactions contemplated hereby. No statute, rule or regulation or order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby.

          6.5 Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be in a form and substance reasonably satisfactory to the parties and their counsel, and the parties shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          6.6 Compliance with Agreement. The Purchaser and Newco shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them prior to the Closing.

          6.7 Newco/Purchaser Approval. (a) The Merger shall have been approved by the sole member of Newco.

          (b) The transactions contemplated hereby shall have been approved by the Purchaser's shareholders.

          6.8 Seller's Approval. The transactions contemplated hereby shall have been approved by the Seller's shareholders and by the members of LLC-2.

          6.9 Seller's Initial Designees to the PVI Board. The Seller's initial designees to the PVI Board shall have been appointed thereto in accordance with Section 7.1.

          6.10 Listing. The Sale Shares and the Merger Shares (and the shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and Merger PVI Warrants) shall have been approved for listing on the Nasdaq Stock Market, subject to official notice of issuance.

          6.11 Closing Documents. At the Closing, the Purchaser will have delivered to the Seller all of the following documents:

          (a) An Officers' Certificate signed by an officer of the Purchaser, dated the date of the Closing, stating that the conditions specified in Sections 6.1 through 6.7 inclusive, 6.9 and 6.10 have been fully satisfied;

          (b) a certified copy of the Purchaser's articles of incorporation;

          (c) copies of all material third party and all governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder;

          (d) a certificate of good standing issued by this Secretary of State of the State of New Jersey and any other jurisdiction in which the Purchaser and its Subsidiaries are authorized to transact business.

          (e) certificates representing the Sale Shares, the Sale PVI Warrants, the Merger Shares and the Merger PVI Warrants, subject to the retention of the Escrow Shares pursuant to Section 2.5 hereof;

          (f) evidence, satisfactory to the Seller, that shares of PVI Common Stock have been reserved for issuance and delivery upon conversion of the Sale PVI Warrants and the Merger PVI Warrants;

          (g) a copy of the resolutions adopted by the Purchaser's shareholders at the Shareholders Meeting, which resolution shall be reasonably satisfactory to the Seller;

          (h) an opinion from counsel for the Purchaser and Newco addressed to the Seller, the Designated Parties and LLC-2, dated the date of the Closing and in form and substance reasonably satisfactory to the Seller and LLC-2; and

          (i) such other documents relating to the transactions contemplated by the Transaction Documents as the Seller or LLC-2 or their counsel may reasonably request.

          6.12 Employment Agreements. On the Closing Date, David Sitt and Roberto Sonabend shall have entered into employment agreements with the Purchaser or a Subsidiary of the Purchaser in the form attached hereto as
     Schedule 5.10.

          6.13 Consultant Services Agreement. On the Closing Date, the Seller and the Corporation shall have entered into a consultant services agreement in the form attached hereto as Schedule 5.11.

          6.14 Registration Rights Agreement On the Closing Date, the Purchaser shall have entered into a registration rights agreement with certain members of the Seller Group substantially in the form attached hereto as
     Schedule 6.14.

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

          6.15 Third-Party Consents. The Purchaser shall have delivered to the Seller all third-party consents listed on Schedule 4.16.

          6.16 Stock Option Agreements. On the Closing Date, the Purchaser shall have entered into stock option agreements in the form attached hereto as Schedule 6.16 with each of David Sitt and Roberto Sonabend.

          6.17 Corporation Letter. On the Closing Date the Corporation shall have executed and delivered to the Seller a letter in the form attached hereto as Schedule 6.17.

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Seller and LLC-1 as follows:

          7.1 Governance.

          (a) Board Representation. As used herein "Required Number of Directors" shall mean a number of members of the PVI Board determined as follows:

FROM AND AFTER THE CLOSING DATE, IF THE NUMBER OF SHARES OF
PVI COMMON STOCK HELD BY THE SELLER GROUP REPRESENTS A
PERCENTAGE OF ALL OUTSTANDING PVI COMMON STOCK THAT IS       THEN THE NUMBER OF REQUIRED DIRECTORS IS
-----------------------------------------------------------  ----------------------------------------
Greater than 20%...................................            30% of the total number of directors
Greater than 12% but less than or equal to 20%.....            20% of the total number of directors
Greater than 3% but less than or equal to 12%......            10% of the total number of directors

     provided that from and after the first date after the Closing Date on which the number of shares of PVI Common Stock held by the Seller Group is less than fifty percent (50%) of the number of shares of PVI Common Stock held by the Seller Group immediately following the Closing, the Required Number of Directors shall be reduced to zero (0). In the event the Required Number of Directors as calculated above is not a whole number, the Required Number of Directors shall be rounded upwards to the nearest whole number. From and after the Closing Date, the Purchaser agrees to take such action as may be necessary to (i) fix the number of members of the PVI Board at not less than ten (10); (ii) nominate and recommend for election the Required Number of Directors designated by the Seller; (iii) as long as the Required Number of Directors is at least one (1), nominate as a director of each of (w) the Corporation, (x) any entity of which the Corporation is a Subsidiary, (y) any entity which is a Subsidiary of the Corporation and (z) any Subsidiary of the Purchaser as to which a member of the PVI Board who is not a full-time employee of the Purchaser is then serving as a director which Subsidiary is actively undertaking business or has conducted or proposes to conduct any debt or equity financing other than with the Purchaser or any of its Subsidiaries, one (1) individual designated by the Seller and at any time when the Purchaser or any of its Subsidiaries owns a majority of the voting securities of such entity cause the election as a director of such designee at each annual meeting of shareholders of such entity, provided that this subsection (iii) of this Section 7.1(a) shall not apply to the board of directors of the Corporation at any time when David Sitt or Roberto Sonabend is a member of such board of directors; and (iv) as long as the Required Number of Directors is at least one (1), appoint to such committees of the PVI Board as the Seller shall request and the nominating committee shall approve, such approval not to be unreasonably withheld (provided that such committees shall constitute not less than one-half of the committees of the PVI Board and shall include the nominating committee and the executive committee at any time when such committees exist) one (1) of the members of the PVI Board that was designated by the Seller. The initial designees of the Seller to the PVI Board shall be Emilio Romano, Jaime Serra Puche and Eduardo Sitt. The Purchaser or its Subsidiary, as applicable, shall provide the Seller with not less than 75 days' prior notice of any meeting at which directors are to be elected. The Seller Shall give notice to the Purchaser or its Subsidiary no later than 60 days prior to such meeting of the persons designated by it as nominees for election as directors. If the Seller fails to give notice to the Purchaser or its Subsidiary as provided above, the designees of the Seller then serving as directors shall be its designees for re-election. In the event a designee of the Seller is unwilling or unable to serve as a director of a Subsidiary of the Purchaser or on the PVI Board or a committee thereof, the Seller shall be entitled to designate a replacement member as a director of such Subsidiary or to the PVI Board or a committee thereof, as the case may be, which the Purchaser agrees to recommend for election or appointment at any applicable meeting of the PVI Board or shareholders of the Purchaser or such Subsidiary. All members of the Seller Group shall vote all shares over which they exercise voting control in favor of the designees of the Seller. If the shareholders of the Purchaser do not elect the designee(s) of the Seller as director(s) of the Purchaser, the Purchaser shall take all action required to increase the size of its Board of Directors by the number of designees not elected and shall appoint such designees to fill such newly-created directorships. The Seller agrees that it may not designate an employee of the Purchaser or any Subsidiary of the Purchaser for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof, unless such board of directors or the PVI Board already contains an employee of the Purchaser other than the Chairman and the Chief Executive Officer of the Purchaser. So long as the Required Number of Directors is at least one (1), a designee of the Seller shall be entitled to receive prompt notice of, and to attend, meetings of all committees of the PVI Board of which a designee of the Seller is not a member.

          (b) Advisory Group. On or prior to the Closing Date, the Purchaser shall create an advisory committee of up to seven (7) persons, who are not members of the PVI Board and who have the marketing, technical, financial or other experience to provide advice to management of the Purchaser on worldwide management issues. Advisory committee members shall serve one year terms. The Seller shall have the right to appoint two members to such advisory committee. The initial designees of the Seller to such committee shall be David Sitt and Roberto Sonabend. The Purchaser shall cause such advisory committee to meet from time to time, but no less often than quarterly, to discuss strategic worldwide management issues.

          (c) Insurance. Subject to availability on commercially reasonable terms, the Purchaser shall undertake reasonable efforts to maintain directors' and officers' liability insurance covering each of the individuals designated by the Seller to the PVI Board or the board of directors of a Subsidiary of the Purchaser in such amounts, and with such coverage, as is consistent with the Purchaser's current practice.

          (d) Indemnification.  Subject to the following sentence of this
     Section 7.1(d), the Purchaser's articles of incorporation, by-laws and other organizational documents and those of any Subsidiary of the Purchaser to which the Seller Group has the right to designate a director, shall at all times when the Seller Group has such right, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the PVI Board and the members of the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries and such other persons, if any, who, pursuant to a provision of such articles of incorporation, by-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the PVI Board or the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the Purchaser's certificate of incorporation as in effect on the date of this Agreement does not contain such provisions and that amendment of such certificate of incorporation to include such provision will require the approval of the Purchaser's shareholders. The parties agree that the Purchaser's sole obligation under this Section 7.1(d) with respect to such certificate of incorporation is, subject to approval of the PVI Board, to submit, and recommend approval of, an amendment to its certificate of incorporation to effect such a provision to the meeting of shareholders referred to in Section 7.6 hereof and if such amendment is approved, thereafter to comply with the provisions of this Section 7.1(d) with respect to its certificate of incorporation. Unless otherwise provided by law, such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the PVI Board or any member of the boards of directors or other similar managing bodies of such Purchaser's Subsidiaries as long as the Seller has a right to a designee without the Seller's consent.

          7.2 Equity Participation.

          (a) Each member of the Seller Group shall have a right to purchase a pro rata portion of any New Securities which the Purchaser may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Such member's pro rata portion shall equal a fraction, the numerator of which is the number of shares of PVI Common Stock held by it on the date of exercise of this right plus the number of shares of PVI Common Stock issuable upon conversion or exchange of then outstanding convertible or exchangeable securities or on exercise of then outstanding options, rights or warrants held by it, and the denominator of which is the total number of shares of PVI Common Stock then outstanding plus the number of shares of PVI Common Stock issuable upon conversion or exchange of then outstanding convertible or exchangeable securities or on exercise of then outstanding options, rights or warrants.

          (b) In the event the Purchaser intends to issue New Securities, the Purchaser shall give each member of the Seller Group notice of such intention, describing the type of New Securities to be issued, the price thereof, and the general terms upon which the Purchaser proposes to effect such issuance (the "Sale Notice"). Each member of the Seller Group shall have twenty (20) days from the date of any Sale Notice to agree to purchase all or part of its pro rata share of such New Securities for the price and upon the terms and conditions specified in the Sale Notice by giving notice to the Purchaser stating the quantity of New Securities to be so purchased ("Exercise Notice"). The price specified in the Sale Notice shall be the pro rata portion of the price at which the New Securities are sold by the Purchaser less (i) commissions, discounts, brokers' or finder's fees or similar charges plus (ii) one-half of any such commissions, discounts, brokers' or finder's fees or similar charges which are imposed upon the sale of the New Securities to the members of the Seller Group. If the price to be paid by the other purchasers of the New Securities is payable in a form of consideration other than cash or cash-equivalents, the price to be paid by the members of the Seller Group shall be calculated on the basis of the fair market value of such consideration as reasonably determined in good faith by the PVI Board.

          (c) The closing of the purchase of New Securities by a member of the Seller Group upon exercise of its rights hereunder shall take place at such location, date and time as the parties shall agree but not later than ninety (90) days following the delivery of the Sale Notice. At the closing, the Purchaser shall deliver to each purchasing member of the Seller Group
     (i) certificates representing all of the New Securities to be purchased, and (ii) such other agreements executed by the Purchaser which grant any rights or privileges to such purchasing member of the Seller Group as are being granted to the other purchasers in such issuance. At the closing, the purchasing members of the Seller Group shall deliver to the Purchaser (i) payment for the New Securities, and (ii) such other agreements as are executed by the other purchasers in such issuance which may include, without limitation, representations by such purchasers to the Purchaser and agreements which restrict such purchaser's rights with respect to the New Securities, and in any event, at the request of the Purchaser, a duly executed certificate reasonably satisfactory to the Purchaser containing such representations and warranties of the purchasing member of the Seller Group with respect to federal and state securities laws as the Purchaser may reasonably request. The certificates representing the New Securities may contain a legend stating that they are issued subject to the registration requirements of the Act, as amended, and applicable state securities laws.

          (d) Each member of the Seller Group or its Permitted Transferee may transfer at any time or from time to time its rights under Section 7.1 through 7.3 (inclusive) to any other member of the Seller Group.

          (e) In the event any member of the Seller Group fails to exercise a participation right as described in this Section 7.2 with respect to any New Securities within the periods specified above, the Purchaser may, issue the New Securities at a price and on terms and conditions no less favorable to the Purchaser than those specified in the Sale Notice at any time within 90 days of the failure to so exercise such rights.

          7.3 Special Pre-Closing Equity Participation. Prior to the Closing Date, the provisions of Section 7.2 shall apply to any sale which is consummated or approved prior to the Closing Date by the Purchaser of New Securities and of securities which would be New Securities except for the fact that such securities are to be issued in connection with a transaction which the PVI Board in good faith reasonably determines to be a strategic alliance, joint venture, partnership or other business arrangement, or in connection with the licensing or acquisition by the Purchaser of technology or intellectual property, provided that the provisions of this
     Section 7.3 shall not apply to sales and issuances of securities to such Persons and in such amounts as shall have been specified by the Purchaser in writing prior to the date of this Agreement; and provided, further, that the Seller Group shall, for purposes of Section 7.2 and 7.3, be deemed to own all of the PVI Securities at all times prior to Closing.

          7.4 Termination. The rights of the members of the Seller Group and the obligations of the Purchaser pursuant to Sections 7.2 and 7.3 shall commence on the date hereof and terminate on the earliest of (i) the termination of this Agreement pursuant to Section 10, (ii) the fourth anniversary of the Closing, and (iii) the first date following the Closing Date on which the members of the Seller Group own in the aggregate twelve percent (12%) or less of the then outstanding shares of PVI Common Stock.

          7.5 Conduct of Business. The Purchaser and its Subsidiaries will take the following actions prior to Closing.

          (a) conduct their respective businesses in the ordinary course and refrain from taking any action that would cause any representation of warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 6 hereof to fail to be satisfied;

          (b) comply in all material respects with their respective contractual obligations and legal requirements applicable to each of them;

          (c) permit the Seller and any of its employees, agents and representatives to have reasonable access to the Purchaser's and its Subsidiaries' books and records of accounts;

          (d) make available to the Seller copies of all documents referenced on the Schedules hereto and not attached hereto (including, without limitation, contracts, deeds, lease agreements, intellectual property license agreements, intellectual property registrations, environmental site assessments, and real property title search results); and

          (e) provide the Seller with such other instruments, agreements and documents as the Seller may reasonably request.

          7.6 Proxy Statement Shareholders Meeting. The Purchaser shall hold a meeting of its shareholders as soon as practicable after the date hereof for the purpose of acting upon this Agreement and the transactions contemplated hereby and by the other Transaction Documents. The Purchaser shall recommend that its shareholders approve this Agreement and such transactions. The Purchaser will use its reasonable best efforts to take, or cause to be taken, all actions necessary to prepare the Proxy Statement, file the Proxy Statement with the Commission and respond to any comments it may have, and distribute the Proxy Statement to the Purchaser's shareholders as expeditiously as practicable. The Purchaser shall give the Seller a reasonable opportunity to review and comment on the Proxy Statement and related communications with shareholders of the Purchaser, and the Seller shall have the right to consent to any descriptions of or references to (i) the Seller or any of its Affiliates, and (ii) the Transaction Documents and the other agreements executed concurrently therewith and the transactions contemplated thereby in the Proxy Statement or such communications, which consent shall not be unreasonably withheld or delayed.

          7.7 Listing. The Purchaser shall use its best efforts to cause the Sale Shares and the Merger Shares to be listed on the Nasdaq Stock Market or such other exchange or quotation system on which the PVI Common Stock is then listed during the term of this Agreement and for so long as any Sale Shares or Merger Shares or Sale PVI Warrants or Merger PVI Warrants are outstanding. Prior to the Closing, the Purchaser shall prepare and submit to the Nasdaq Stock Market or such other exchange or quotation system a listing application covering the Sale Shares and the Merger Shares (and the shares of PVI Common Stock issuable upon the exercise of the Sale PVI Warrants and Merger PVI Warrants) and shall use its best efforts to obtain approval for the listing of such shares on such exchange or quotation system, subject to official notice of issuance.

          7.8 Reserve Shares. The Purchaser will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Sale PVI Warrants and Merger PVI Warrants, the number of shares of PVI Common Stock from time to time issuable upon the exercise of such warrants at the time outstanding. All shares of PVI Common Stock issuable upon exercise of the Sale PVI Warrants and Merger PVI Warrants shall be duly authorized and when issued upon such conversion or exercise, shall be validly issued, fully paid and nonassessable.

          7.9 Post-Closing Access. From and after the Closing, Purchaser shall make available to the Seller Group and its representatives such information and documents as they may reasonably request in respect of matters relating to the Corporation occurring on or prior to the Closing and shall either maintain all books and records of the Corporation for periods prior to the Closing or deliver such books and records to the Seller or its designee.

          7.10 Employees. The Purchaser will offer, or cause a Subsidiary of the Purchaser to offer, employment to all of Dasi's employees (other than David Sitt and Roberto Sonabend, who will be employed pursuant to employment agreements in the form attached hereto as Schedule 5.10) who on the Closing Date are rendering services to the Corporation on terms and conditions similar to those on which they are employed on the Closing Date.

          7.11 Closing Deliveries. The Purchaser will execute and deliver, and cause Newco to execute and deliver, at Closing all of the Transaction Documents to which it or Newco is party and will deliver at Closing all of the documents described in Section 6.11 hereof, subject only to satisfaction or waiver of the conditions to Closing set forth in Section 5 hereof.

     8. Covenants of the Seller. The Seller covenants and agrees with the Purchaser as follows:

          8.1 Conduct of Business. The Seller will cause the Corporation, LLC-2 and LLC-3 to take the following actions prior to the Closing:

          (a) conduct their respective businesses in the ordinary course and refrain from taking any action that would cause any representation or warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 5 hereof to fail to be satisfied;

          (b) comply in all material respects with their respective contractual obligations and legal requirements applicable to each of them;

          (c) permit the Purchaser and any of its employees, agents and representatives to have reasonable access to the Corporation's, LLC-2's and LLC-3's books and records of account;

          (d) make available to the Purchaser copies of all documents referenced on the Schedules hereto and not attached hereto (including, without limitation, contacts, deeds, lease agreements, intellectual property license agreements, intellectual property registrations, environmental site assessments, and real property title search results); and

          (e) provide the Purchaser with such other instruments, agreements and documents as the Purchaser may reasonably request.

          8.2 Transfer of Seller Shares and LLC-3 Shares. Prior to the Closing Date, the Seller, LLC-1, LLC-2 and LLC-3 will not sell, transfer, pledge or otherwise dispose of, or cause or allow any Encumbrance to be placed upon, the Seller Shares, the LLC-2 membership interests, the LLC-3 membership interests or the LLC-3 Shares, respectively.

          8.3 Employees. It will cause Dasi to use its best efforts to cause all of Dasi's employees who on the Closing Date are rendering services to the Corporation to become employees of the Purchaser or a Subsidiary of the Purchaser on terms and conditions similar to those on which they are employed on the Closing Date. The Purchaser will be responsible for, and shall indemnify the Seller Group and Dasi from and against any loss, liability or expense in respect of, all payments owed to such employees as a result of any matter arising prior to Closing to the extent the Corporation has not paid Dasi in respect thereof and any matter arising after the Closing, including the full amount of any severance obligations in respect of
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

     persons who become employees of the Purchaser or a Subsidiary of the Purchaser and whose employment terminated following the Closing Date, provided, however, that the Seller shall be responsible for, and shall indemnify the Purchaser from and against any loss, liability or expense in respect of, payment of any claims by such employees for compensation but not severance related to services performed prior to Closing to the extent Dasi has been paid by the Corporation in respect thereof.

          8.4 Compliance with U.S. Securities Laws; Manipulation, etc. Subject to the last sentence of this Section 8.4, the members of the Seller Group shall (i) comply with all U.S. Federal securities laws, including all volume limitation and market manipulation rules and regulations, and the rules and regulations of the Nasdaq National Market (or applicable exchange), in respect of the PVI Securities, (ii) not enter into a transaction with the intent or foreseeable affect of manipulating the price of the PVI Common Stock in violation of applicable law, (iii) not make any public announcement with respect to, or enter into or agree, offer, propose or seek to enter into, or otherwise be involved in or part of, directly or indirectly, any acquisition transaction or other business combination relating to all or part of the Purchaser or its Subsidiaries or any acquisition transaction for all or part of the assets of the Purchaser or any Subsidiary of the Purchaser or any of their respective businesses; (iv) not make, or in any way participate in, directly or indirectly, any "solicitation' of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any Person with respect to voting of any voting securities of the Purchaser; (v) not form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with respect to any voting securities of the Purchaser or any of its Subsidiaries; (vi) not seek or propose, alone or in concert with others, to influence of control the Purchaser's management or policies;
     (vii) not directly or indirectly enter into any discussions, negotiations, arrangements or understanding with any other Person with respect to any of the foregoing activities or propose any of such activities to any other Person; (viii) not advise, assist, encourage, act as a financing source for or otherwise invest in any other Person in connection any of the foregoing activities; and (ix) not disclose any intention, plan or arrangement inconsistent with any of the foregoing. Each member of the Seller Group shall promptly advise the Purchaser of any inquiry or proposal made to it with respect to any of the foregoing. Subject to the last sentence of this
     Section 8.4, no member of the Seller Group will (i) request the Purchaser or its advisors, directly or indirectly, to (1) amend or waive any provision of this Section 8.4 (including this sentence) or (2) otherwise consent to any action inconsistent with any provision of this Section 8.4 (including this sentence); or (ii) take any initiative with respect to the Purchaser or any of its Subsidiaries which could require the Purchaser to make a public announcement regarding (1) such initiative, (2) any of the activities referred to in the second preceding sentence, or (3) the possibility of a member of the Seller Group or any other Person acquiring control of all or part of the Purchaser of any of its Subsidiaries or any of their properties, assets or businesses, whether by means of business combination or otherwise. Notwithstanding anything contained herein to the contrary, nothing contained in this Section 8.4 shall (w) limit what any member of the Seller Group may say or propose to the PVI Board, members of the Purchaser's senior management and to other members of the Seller Group or their respective Permitted Transferees, (x) prevent any member of the Seller Group from voting any securities of the Purchaser in its sole discretion and explaining to any Person the reason for its votes, (y) entering into arrangements or agreements with other members of the Seller Group regarding any securities of the Purchaser or (z) making any filing or disclosures required by applicable law.

          8.5 Sales of PVI Common Stock. In addition to any applicable limitation restrictions under Rule 144 of the Securities Act of 1933, as amended, no member of the Seller Group shall transfer, pursuant to sale or otherwise to any Person (other than the Purchaser) which is not a member of the Seller Group, within any 30 day period, a number of shares of PVI Common Stock which together with all other shares of PVI Common Stock sold by members of the Seller Group during such 30 day period is equal to or greater than the greater of (i) five percent (5%) of the aggregate number of shares of PVI Common Stock which is then outstanding or (ii) 650,000 shares; provided, however, in no event shall any of member of the Seller Group directly or indirectly enter into any bulk sales of PVI Common Stock with any competitor, contract partner or potential strategic investor of the Purchaser or a Subsidiary of the Purchaser if the PVI Board determines, in good faith, that such sale will be detrimental to the Purchaser.
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

     Members of the Seller Group shall give the PVI Board at least ten (10) business days' advance notice of any proposed bulk sale of PVI Common Stock for purposes of complying with this provision. The provisions of this
     Section 8.5 shall not apply to sales made by members of the Seller Group to a third party in connection with a tender offer, merger or other transaction approved by the PVI Board or to any third party which, after the consummation of such sale, will own at least fifty-one percent (51%) of the outstanding PVI Common Stock, provided that such third party is not an affiliate or associate (as such terms are defined in Rule 405 under the Securities Act) of a member of the Seller Group or a member of a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of which any member of the Seller Group is a member.

          8.6 Purchases of PVI Common Stock. No member of the Seller Group shall, without the prior written approval of the PVI Board, directly or indirectly, through any other Person (whether as an officer, director, employee, partner, consultant, holder of equity or debt investment, lender or in any other manner or capacity), acquire, offer or propose to acquire, or agree or seek to acquire, directly or indirectly, by purchase or otherwise, other than from a member of the Seller Group, any securities or direct or indirect rights or options to acquire any securities of the Purchaser or Person in control of the Purchaser, except purchases in accordance with Sections 7.2 and 7.3 of this Agreement, if following such purchase the aggregate number of shares of PVI Common Stock owned by the Seller Group would, in the aggregate, exceed thirty percent (30%) of the number of shares of PVI Common Stock outstanding after such acquisition.

          The provisions of this Section 8.6. shall not apply to acquisitions made by members of the Seller Group (a) upon exercise of the PVI Warrants or the exercise of rights, options or warrants acquired in accordance with Sections 7.2 and 7.3 of this Agreement, the conversion or exchange of securities acquired in accordance with Sections 7.2 and 7.3 of this Agreement, or the acquisition of options by David Sitt and Roberto Sonabend pursuant to any of the Transaction Documents (and the exercise, of any such options) or (b) during the period starting with the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any third party for at least thirty percent (30%) of the outstanding PVI Common Stock and ending with the completion, abandonment or withdrawal of such offer (provided that with the approval of the PVI Board, not to be unreasonably withheld, the members of the Seller Group may complete any such acquisition which was commenced during such period), provided that such third party is not an affiliate or associate (as such terms are defined in Rule 405 under the Securities Act) of any member of the Seller Group or a member of "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of which any member of the Seller Group and provided further that each member of the Seller Group hereby grants to the chief executive officer of the Purchaser an irrevocable proxy to vote all shares of PVI Common Stock purchased pursuant to clause (b) of this sentence and agrees to deliver such forms of proxy or other documents as the Purchaser may reasonably request in order to confirm such proxy.

          8.7 Non-Competition. No member of the Seller Group shall, directly or indirectly, through any other Person, firm, corporation or other entity (whether as an officer, director, employee, partner, consultant, holder of equity or debt investment, lender or in any other manner or capacity) for a period of four (4) years from the Closing Date:

          (a) in Central America and South America, design, manufacture, sell, market, offer to sell or supply video or television technology similar to that being developed or sold by the Purchaser and any Subsidiary of the Purchaser on the Closing Date for any reason;

          (b) solicit, induce, encourage or attempt to induce or encourage any employee of the Purchaser or any Subsidiary of the Purchaser to terminate his or her employment with the Purchaser or any Subsidiary of the Purchaser or to breach any other obligation to the Purchaser or any Subsidiary of the Purchaser;

          (c) solicit, interfere with, disrupt, alter or attempt to disrupt or alter the relationship, contractual or otherwise, between the Purchaser or any Subsidiary of the Purchaser and any customer, potential customer, or supplier of the Purchaser or Subsidiary of the Purchaser; or

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

          (d) engage in or participate in any business conducted under any name that shall be the same as or similar to the name of the Purchaser, any Subsidiary of the Purchaser or any trade name used by such Persons.

          Each member of the Seller Group acknowledges that the foregoing geographic, activity and time limitations contained in this Section 8.7 are reasonable and properly required for the adequate protection of the Purchaser's business and the business of the Purchaser's Subsidiaries. In the event that any such geographic, activity or time limitation is deemed to be unreasonable by a court, each member of the Seller Group shall submit to the reduction of either said activity or time limitation to such activity or period as the court shall deem reasonable. In the event that a member of the Seller Group is in violation of the aforementioned restrictive covenants, then the time limitation thereof shall be extended for a period of time equal to the pendency of such proceedings, including appeals. Notwithstanding the foregoing, no member of the Seller Group shall be in breach of this Section 8.7 if such Person holds three percent (3%) or less of the outstanding securities of a publicly traded corporation.

          8.8 Seller Group. At the Closing the Seller will provide the Purchaser with the names of all of the members of the Seller Group and thereafter will advise the Purchaser of any additions or deletions to such list within five (5) days after such additions or deletions.

          8.9 Termination. Subject to Section 9.4 hereof, the obligations of the members of the Seller Group pursuant to Sections 8.4, 8.5 and 8.6 of this Agreement, and the proxy referred to in the last sentence of Section 8.6, shall terminate on the earliest of (i) February 4, 2002, (ii) the first date on which the Seller Group owns in the aggregate less than ten percent (10%) of the outstanding PVI Common Stock, (iii) the date on which Dennis P. Wilkinson ceases to be the chief executive officer of the Purchaser and (iv) the date on which any third party or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than the Seller Group) acquires thirty percent (30%) or more of PVI Common Stock except in a transaction approved by the PVI Board, and the obligations of the members of the Seller Group pursuant to the remainder of Section 8 of this Agreement shall terminate on the fourth anniversary of the date of this Agreement, provided that the obligations of the members of the Seller Group pursuant to Section 8.7 will terminate if Purchaser or any of its Affiliates breaches an obligation under the Transaction Documents and fails to cure such breach within 10 days after notice from the Seller.

          8.10 Shareholder and Member Approval. The Seller shall hold a meeting of its shareholders as soon as practicable after the date hereof for the purpose of acting upon this Agreement and the transactions contemplated hereby and by the other Transaction Documents. The Seller shall recommend that its shareholders approve this Agreement and such transactions. The Seller will cause the members of LLC-2 to approve this Agreement and such transactions.

          8.11 Closing Deliveries. The Seller will execute and deliver, and cause the Corporation, LLC-2, LLC-3 and each member of the Seller Group to execute and deliver, at Closing all of the Transaction Documents to which it, the Corporation, LLC-2, LLC-3 or a member of the Seller Group is party and will deliver at Closing all of the documents described in Section 5.9 hereof, subject only to satisfaction or waiver of the conditions to Closing set forth in Section 6 hereof. The Seller will refrain from taking any action that would cause any representation or warranty made herein to be untrue or materially misleading or cause any condition to Closing set forth in Section 5 hereof to fail to be satisfied.

     9. Indemnification; Additional and Special Remedies.

          9.1 Indemnification. Subject to the limitations and other provisions of this Section 9, each member of the Seller Group shall, with respect to the representations, warranties, covenants and agreements made by it herein, indemnify, defend and hold the Purchaser and its officers, employees, agents and Affiliates (the "Purchaser Indemnitees") harmless against all liability, loss or damage, together with all reasonable, out-of-pocket costs and expenses related thereto (including legal and accounting fees and expenses) ("Damages"), arising from the untruth, inaccuracy, breach of or failure to perform any such representations, warranties, covenants or agreements of the Seller or its Affiliates. The

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

     Purchaser shall, with respect to the representations, warrants, covenants and agreements made by it herein, indemnify, defend and hold the members of the Seller Group and their respective officers, employees, agents and Affiliates (the "Seller Indemnitees") harmless against all Damages arising from the untruth, inaccuracy, breach of or failure to perform any such representations, warranties, covenants or agreements of the Purchaser or its Affiliates. The party or parties being indemnified are referred to herein as "Indemnitee" and the indemnifying party is referred to as the "Indemnitor."

          (b) If the matter with respect to which the Indemnitee seeks indemnification involves a claim asserted against the Indemnitee by a third party, promptly after receipt by the Indemnitee of notice of the commencement of any action, it will notify the Indemnitor in writing of the commencement thereof but the omission so to notify the Indemnitor will not relieve the Indemnitor from any liability which it may have to the Indemnitee unless the Indemnitor is prejudiced by such omission. In case any such action shall be brought against the Indemnitee and it shall notify the Indemnitor of the commencement thereof, the Indemnitor shall be entitled to participate in, and, to the extent that it may wish to assume the defense thereof, with counsel satisfactory to the Indemnitee, and after notice from the Indemnitor to the Indemnitee of its election to assume the defense thereof, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to this sentence, (ii) the Indemnitor shall not have employed counsel satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time, (iii) the Indemnitor and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the Indemnitor has authorized the employment of counsel for the Indemnitee at the expense of the Indemnitor; provided, however, that the Indemnitee shall have the right to employ counsel to represent it if, in its reasonable judgment, it is advisable for it to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between the Indemnitee and the Indemnitor in respect to such claim, and in such event the fees and expenses of such separate counsel shall be paid by the Indemnitor. In such circumstance, the Indemnitee shall designate the counsel. The Indemnitor will not be liable to the Indemnitee for any settlement of any action or claim without the consent of the Indemnitor and the Indemnitor may not unreasonably withhold its consent to any settlement. The Indemnitor will not consent to entry of any judgment or enter into any settlement or compromise any claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a full release from all liability with respect to such claim or litigation.

          (c) The Purchaser will have no obligation to indemnify any Seller Indemnitee, and no member of the Seller Group will have any obligation to indemnify any Purchaser Indemnitee, in respect of any breach of Sections 4 or 3 of this Agreement, as the case may be, as set forth in this Section
     9.1 until the Seller Indemnitees or the Purchaser Indmenitees, as the case may be, have suffered Damages by reason of all such breaches in excess of a One Hundred Thousand Dollars ($100,000.00) aggregate threshold (at which point the Indemnitor will be obligated to indemnify the Purchaser or the Seller Group, as the case may be, from and against all such Damages in excess of such $100,000).

          9.2 Limitation on Remedies. Except as provided in Section 9.3 hereof, the Purchaser's sole remedy for indemnification or for any violation of this Agreement or any Officers' Certificate or other instrument delivered in connection herewith by a member of the Seller Group shall be to retain all or a portion of the Escrow Shares or Substitute Collateral as provided in Section 2.6 hereof. The Purchaser shall have no other recourse to, and shall not bring any action against, the members of the Seller Group or their assets and shall have no rights of set-off against any liability or obligation owed to any member of the Seller Group in respect of any such violation.

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

          9.3 Additional Remedies. In addition to any other available remedies under applicable law or the terms of this Agreement, the Purchaser shall have the following remedies in the event that any member of the Seller Group breaches Section 8.6 of this Agreement:

          (a) Each member of the Seller Group hereby grants to the chief executive officer of the Purchaser an irrevocable proxy to vote all shares of PVI Common Stock purchased by it in violation of Section 8.6 of this Agreement; and

          (b) The Purchaser shall have the right to purchase all or a portion of the shares of PVI Common Stock acquired by any member of the Seller Group in violation of Section 8.6 of this Agreement. The price to be paid by the Purchaser for each such share of PVI Common Stock shall be paid in cash (or in other immediately available funds) and shall be equal to the par value of such share of PVI Common Stock. In the event that the Purchaser elects to exercise its right to purchase the shares of PVI Common Stock pursuant to this Section 9.3(b), the Purchaser shall deliver to the relevant member of the Seller Group a notice (the "Call Notice") specifying the aggregate number of shares of PVI Common Stock the Purchaser shall purchase and a date, not less than fifteen (15) nor more than sixty (60) days from the date of the Call Notice, for the closing of the transaction.

          9.4 Special Remedies. If the Purchaser shall fail to comply with its obligations under Section 7.1 of this Agreement and such failure is not cured within ten (10) days after notice of such failure from Seller, then, notwithstanding anything contained in this Agreement or any of the Transaction Documents to the contrary, at the end of such ten (10) day period (i) the obligations of the members of the Seller Group pursuant to
     Section 8.7 hereof and comparable obligations in the other Transaction Documents shall terminate, (ii) the Purchaser shall release to the Seller one-half of the Escrow Shares then held in escrow, (iii) all Sale PVI Warrants, Merger PVI Warrants and stock options subject to the stock option agreements described in Section 6.16 hereof which are not then vested shall vest, (iv) the five percent (5%)/650,000 share limitation on sales within a thirty (30) day period imposed by Section 8.5 shall terminate, and (v) the Holder or Holders (as defined in the registration rights agreement included in the Transaction Documents) shall be entitled to demand registration of their Registrable Securities pursuant to Section 2.1 of such registration rights agreement and such demand shall not count as one of the Demand Registrations to which such Holders are entitled under such registration rights agreement. If the Purchaser is unable to perform its obligations under Section 7.1 as a result of an order of a court or administrative agency or a rule or regulation of any stock exchange or automated quotation system on which the PVI Common Stock is then listed, then the remedies provided in this Section 9.4 shall be the sole remedies for the Purchaser's failure to perform its obligations under Section 7.1 hereof. Except as provided in the immediately preceding sentence, the remedies in this
     Section 9.4 shall be in addition to any other remedies which the Seller Group may have at law or in equity as a result of the Purchaser's failure to comply with its obligations under Section 7.1 of this Agreement.

          9.5 Survival of Representations and Warranties. All of the representations and warranties of the Seller, the LLCs, and the Purchaser and Newco contained in this Agreement shall survive the Closing (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of fourteen (14) months after the Closing Date; provided, however, that (i) notwithstanding the foregoing, the representations in Section 3.7 and 4.8 shall survive the Closing until the end of the statute of limitations period under applicable law, and (ii) if, at any time prior to the expiration of the period of survival of a representation and warranty, an Indemnitee delivers to the Indemnitor a notice pursuant to Section 9.1(b) asserting a claim for indemnification based on a breach in or an alleged breach of such representation and warranty, then such claim shall survive the expiration of such representation and warranty until such time as such claim is fully and finally resolved.

     10. Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:

          10.1 Mutual Consent. By mutual written consent of the Purchaser and the Seller;

          10.2 Cut-Off Date. By the Purchaser or the Seller upon five (5) days' notice to the other if the Closing shall not have occurred on or before June 1, 2001 or such other date, if any, as the Seller and the Purchaser shall agree upon in writing;

          10.3 Misrepresentation or Breach. By the Purchaser or the Seller upon five (5) days' notice to the other if there has been a material misrepresentation or breach of warranty or covenant on the part of the other party and such breach has not been waived;

          10.4 Impossibility. By the Purchaser or the Seller upon five (5) days' notice to the other if any of the conditions specified in this Agreement as a precondition to the closing by the other party has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the other party to comply with its obligations under this Agreement); or

          10.5 Tax Liability. By the Purchaser or the Seller upon five (5) days' notice to the other if it determines that it or its Affiliates will be subject to a tax liability in excess of $500,000 as a result of the consummation of the transactions contemplated hereby and the other party does not agree to assume and be responsible for such tax liability on a full, after-tax basis.

     11. Fees and Expenses. Each party shall be responsible for payment of its own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, provided that if this Agreement is terminated pursuant to Section 10.2 or Section 10.4 because the transactions contemplated hereby have not been approved by the holders of the PVI Common Stock, the Purchaser shall reimburse the Seller for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby upon delivery of invoices in form reasonably acceptable to the Purchaser and provided further that if the transactions contemplated hereby are consummated, the Corporation shall be responsible for payment of the fees and expenses of the Seller and the Designated Parties incurred in connection with this Agreement and the transactions contemplated hereby. If this Agreement is terminated by a party pursuant to Section 10.3 or if the Closing does not occur because of the breach or default of a party, the terminating or non-defaulting party shall be reimbursed by the other party for its reasonable out-of-pocket expenses (including attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby upon delivery of invoices in form reasonably acceptable to the reimbursing party. The Purchaser, at its sole election, may make any reimbursement which it is required to make pursuant to this Section 11 in shares of PVI Common Stock having a Fair Market Value equal to the amount of the required reimbursement at the time such reimbursement is made.

     12. Successors and Assigns; Parties in Interest. This Agreement shall bind and inure to the benefit of (a) the members of the Seller Group, (b) the Purchaser, (c) Newco and (d) their respective successors and assigns, including without limitation any Person who succeeds to the rights or properties of the Purchaser as the result of a merger, consolidation, acquisition of substantially all of the Purchaser's assets or similar transaction. In that connection, all references herein to the securities of the Purchaser, or any class thereof, or any options, rights or warrants in respect thereof, shall include the securities, or any class thereof, or any options, rights or warrants in respect thereof, of any Person who is a successor to the Purchaser. No party may assign its rights under this Agreement without the consent of the other, which consent shall not be unreasonably withheld, provided that either of the Purchaser or Newco may at any time prior to the Closing assign its rights under Section 2 hereof to any of its Affiliates if the Purchaser guarantees the performance of the obligations hereunder by such Person and provided further that a member of the Seller Group may assign its rights under this Agreement at any time to any Permitted Transferee who has agreed in writing to be bound by the terms and conditions of this Agreement which are binding upon members of the Seller Group.

     13. Entire Agreement. This Agreement (as amended from time to time) and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     14. Notices. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be delivered in person or duly sent by overnight courier, facsimile transmission or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

        (a) If to a member of the Seller Group or any of the LLC's, to:

          Presencia en Medios, SA de CV
          Palmas # 735-206
          Mexico DF 11000
          MEXICO
          Attn: Eduardo Sitt

          With a copy (which shall not constitute notice) to:

          Fried Frank Harris Shriver & Jacobson
          One New York Plaza
          New York, NY 10004
          Facsimile: 212-859-4000
          Attn: Joseph A. Stern, Esq.

        (b) If to the Purchaser or Newco:

           Princeton Video Image, Inc.
           15 Princess Road
           Lawrenceville, N.J. 08648
           Facsimile: 609-912-0044

           With a copy (which shall not constitute notice) to:

           Smith, Stratton, Wise, Heher & Brennan
           600 College Road East
           Princeton, New Jersey 08540
           Facsimile: 609-987-6651
           Attn: Richard J. Pinto, Esq.

All such notices and communications shall be deemed to have been given in the case of (a) facsimile transmission on the date sent, (b) personal delivery on the date of such delivery, (c) overnight courier on the day following delivery to such courier and (d) mailing on the third day after the posting thereof.

     15. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the consent of the affected party.

     16. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflict of laws.

     19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Arbitration. Any dispute that arises under this Agreement shall be referred by either party to arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association (the "Rules"), and which shall take place in Princeton, New Jersey. In the event of an arbitration involving only two of the parties hereto, there shall be three arbitrators of whom each of the claimant and the respondent shall select one in accordance with the Rules. The two named arbitrators shall select a third arbitrator to serve as presiding arbitrator within thirty (30) calendar days of the selection of the second arbitrator. In the event of an arbitration involving more than two parties, there shall be three arbitrators who shall be jointly nominated by the parties. If any arbitrator has not been named within the time limits specified herein and in the Rules, such appointment shall be made by the American Arbitration Association upon the written request of any claimant or respondent within thirty (30) calendar days of such request. The decision of such arbitrators shall be binding, final and unappealable by the parties The fees and expenses associated with any such arbitration shall be borne as the arbitrator determines.

     21. Adjustments. All references herein to a specific number of PVI Securities, including the number of PVI Securities, the PVI Common Stock ownership threshold specified in Section 7.1(a), and the limit of 650,000 shares set forth in Section 8.5, and the $4.00 formula price per share for the release of Escrow Shares under Section 2.6(b) hereof, shall be appropriately adjusted to reflect any reclassification, recapitalization or reorganization of the Purchaser's securities, or any stock split, reverse stock split, stock dividend or similar event.

     22. Further Assurances. The parties hereto shall, subsequent to the date hereof, execute and deliver such further documentation, and take such further action, in each case without cost to the other party, as shall be reasonably requested by such other party hereto to further evidence and perfect the completion of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                          PRINCETON VIDEO IMAGE, INC.

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          PRINCETON VIDEO IMAGE
                                          LATIN AMERICA, LLC

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          SELLER:

                                          PRESENCIA EN MEDIOS, S.A.

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          PRESENCE IN MEDIA LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          VIRTUAL ADVERTISEMENT LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          PVI LA, LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                DESIGNATED PARTIES:

                               /s/    BY POWER OF ATTORNEY DAVID SITT
                               -------------------------------------------------
                                Eduardo Sitt

                               /s/               DAVID SITT
                                ------------------------------------------------
                                David Sitt

                               /s/            ROBERTO SONABEND
                                ------------------------------------------------
                                Roberto Sonabend

                                                                    APPENDIX A-1

                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT (this "Agreement") is dated as of February 4, 2001 and is made by and among Presencia en Medios, S.A., a Mexican corporation, Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, a Delaware limited liability company, Virtual Advertisement LLC, a Delaware limited liability company, PVI LA, LLC, a Delaware limited liability company, Princeton Video Image, Inc., a New Jersey corporation, and Princeton Video Image Latin America, LLC, a New Jersey limited liability company.

                             PRELIMINARY STATEMENTS

     A. The parties hereto are parties to a Reorganization Agreement dated as of December 28, 2000 (the "Reorganization Agreement").

     B. The Purchaser (as defined in the Reorganization Agreement) has asked members of the Seller Group (as defined in the Reorganization Agreement) to waive certain rights provided to them by the Reorganization Agreement and to become parties to a Shareholders Agreement to be executed in connection with a transaction between the Purchaser and a third party.

     C. In consideration of the matters set forth in Paragraph B of these Preliminary Statements, the parties hereto wish to amend certain sections of the Reorganization Agreement and to provide for the issuance by the Purchaser to the Seller (as defined in the Reorganization Agreement) of warrants to purchase the Purchaser's common stock.

     In consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

          1. Definitions. All capitalized terms used in this Agreement shall have the meanings assigned to them in the Reorganization Agreement.

          2. Amendment of Section 2.6(a). Section 2.6(a) of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "(a) Subject to payment to the Purchaser of claims under the indemnity provisions or Section 8.7 of this Agreement and subject further to Section 9.4 hereof and except as provided in this Section 2.6, the Purchaser shall hold the Escrow Shares for the exclusive benefit of the Purchaser until released as provided in this Section 2.6 (provided that the Escrow Shares shall remain in escrow for such additional time as is necessary to permit the resolution of any disputes). The parties further agree that the Purchaser shall be entitled to set off from the Escrow Shares a number of Escrow Shares having a Fair Market Value at the time of setoff equal to any amounts that any member of the Seller Group is required to pay to the Purchaser or its officers, directors, employees, agents or Subsidiaries under this Agreement, or in the case of a violation of Section 8.7 of this Agreement, all of the Escrow Shares, provided that (i) any Escrow Shares that the Purchaser seeks to set off shall remain in escrow until the resolution of any disputes relating to the amount at issue, and (ii) prior to setting off any Escrow Shares under this Section 2.6, the Purchaser shall send to the Seller a written notice setting forth with reasonable specificity the nature of the claim, the amount claimed and any additional information reasonably necessary to allow the Seller to evaluate the validity of the claim under the terms of this Agreement. Following receipt of such written notice, the Seller shall have thirty
        (30) calendar days to evaluate and, at its own expense and at no cost or unreasonable burden to the Purchaser or its officers, directors, employees, agents or Subsidiaries, investigate the merits of the claim. If the Seller fails to deliver a written notice to the Purchaser challenging such claim within such 30-day period, and if the Seller does not pay such claim in cash, the parties agree that the Purchaser shall be entitled to deduct from the Escrow Shares a number of Escrow Shares with a Fair Market Value equal to the entire unpaid amount of such claim, or in the
                                      A-1-1
        case of a violation of Section 8.7 of this Agreement, all of Escrow Shares, such shares shall no longer be part of the Escrow Shares and the Seller and LLC-1 shall have no further right, title or interest in or to such shares. In the event that the Seller delivers to the Purchaser a written notice within such 30-day period challenging the validity or amount of such claim, the parties agree to make a good faith effort to resolve the dispute through negotiation within ten (10) days of the date on which such written notice is delivered to the Purchaser. In the event that no resolution is reached within such 10-day period (or such longer period as the parties agree to in writing), either party may refer such dispute to arbitration in accordance with Section 20 of this Agreement. On the second anniversary of the Closing Date, the Escrow Sale Shares and the Escrow Merger Shares shall be delivered to the Seller and LLC-1, respectively; provided, however, that the Purchaser shall at all times retain a number of Escrow Shares with a Fair Market Value equal to one hundred ten percent (110%) of any amount that is in dispute (or all of the Escrow Shares if the Fair Market Value of the Escrow Shares is less than one hundred ten percent (110%) of such amount); provided further, that as soon as reasonably possible following the resolution of any dispute, the Purchaser shall deliver the Escrow Sale Shares and the Escrow Merger Shares which were withheld in connection with such dispute but not set-off by the Purchaser to the Seller and LLC-1, respectively. Notwithstanding anything to the contrary contained in this Section 2.6(a), the Seller may, at its option, pay in cash any amounts due to the Purchaser hereunder with respect to which the Purchaser would otherwise be entitled to retain Escrow Shares."

          3. Amendment of Section 7.1(a). Section 7.1(a) of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "(a) Board Representation. As used herein "Required Number of Directors" shall mean a number of members of the PVI Board determined as follows:

FROM AND AFTER THE CLOSING DATE, IF THE NUMBER OF SHARES OF
PVI COMMON STOCK HELD BY THE SELLER GROUP REPRESENTS A        THEN THE NUMBER OF
PERCENTAGE OF ALL OUTSTANDING PVI COMMON STOCK THAT IS       REQUIRED DIRECTORS IS
-----------------------------------------------------------  ---------------------
Greater than 10%...........................................            3
Greater than 3% but less than or equal to 10%..............            1

        provided that from and after the first date after the Closing Date on which the number of shares of PVI Common Stock held by the Seller Group is less than fifty percent (50%) of the number of shares of PVI Common Stock held by the Seller Group immediately following the Closing, the Required Number of Directors shall be reduced to zero. From and after the Closing Date, the Purchaser agrees to take such action as may be necessary to (i) nominate and recommend for election the Required Number of Directors designated by the Seller; (ii) as long as the Required Number of Directors is at least one (1), nominate as a director of each of (w) the Corporation, (x) any entity of which the Corporation is a Subsidiary (other than any entity of which the Purchaser is a direct or indirect Subsidiary), (y) any entity which is a Subsidiary of the Corporation and (z) any Subsidiary of the Purchaser as to which a member of the PVI Board who is not a full-time employee of the Purchaser is then serving as a director which Subsidiary is actively undertaking business or has conducted or proposes to conduct any debt or equity financing other than with the Purchaser or any of its Subsidiaries, one
        (1) individual designated by the Seller and at any time when the Purchaser or any of its Subsidiaries owns a majority of the voting securities of such entity cause the election as a director of such designee at each annual meeting of shareholders of such entity, provided that this subsection (ii) of this Section 7.1(a) shall not apply to the board of directors of the Corporation at any time when David Sitt or Roberto Sonabend is a member of such board of directors; and (iii) as long as the Required Number of Directors is at least one (1), appoint to such committees of the PVI Board as the Seller shall request and the nominating committee shall approve, such approval not to be unreasonably withheld (provided that such committees shall constitute not less than one-half of the committees of the PVI Board and shall include the nominating committee and the executive committee at any time when such committees exist) one (1) of the members of the PVI Board that was designated by the Seller. The initial designees of the
                                      A-1-2

        Seller to the PVI Board shall be Emilio Romano, Jaime Serra Puche and Eduardo Sitt. The Purchaser or its Subsidiary, as applicable, shall provide the Seller with not less than 75 days' prior notice of any meeting at which directors are to be elected. The Seller shall give notice to the Purchaser or its Subsidiary no later than 60 days prior to such meeting of the persons designated by it as nominees for election as directors. If the Seller fails to give notice to the Purchaser or its Subsidiary as provided above, the designees of the Seller then serving as directors shall be its designees for re-election. In the event a designee of the Seller is unwilling or unable to serve as a director of a Subsidiary of the Purchaser or on the PVI Board or a committee thereof, the Seller shall be entitled to designate a replacement member as a director of such Subsidiary or to the PVI Board or a committee thereof, as the case may be, which the Purchaser agrees to recommend for election or appointment at any applicable meeting of the PVI Board or shareholders of the Purchaser or such Subsidiary. All members of the Seller Group shall vote all shares over which they exercise voting control in favor of the designees of the Seller. If the shareholders of the Purchaser do not elect the designee(s) of the Seller as director(s) of the Purchaser, the Purchaser shall take all action required to increase the size of its Board of Directors by the number of designees not elected and shall appoint such designees to fill such newly-created directorships. The Seller agrees that it may not designate an employee of the Purchaser or any Subsidiary of the Purchaser for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof, unless such board of directors or the PVI Board already contains an employee of the Purchaser other than the Chairman and the Chief Executive Officer of the Purchaser. So long as the Required Number of Directors is at least one (1), a designee of the Seller shall be entitled to receive prompt notice of, and to attend, meetings of all committees of the PVI Board of which a designee of the Seller is not a member."

          4. Amendment of Section 8.9. Section 8.9 of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "8.9 Termination. Subject to Section 9.4 hereof, the obligations of the members of the Seller Group pursuant to Sections 8.4 and 8.5 of this Agreement shall terminate on the earliest of (i) the consummation of the Second Closing (as such term is defined in the Stock and Warrant Purchase Agreement dated as of February 4, 2001 among the Purchaser and PVI Holding, LLC), (ii) February 4, 2002, (iii) the first date on which the Seller Group owns in the aggregate less than ten percent (10%) of the outstanding PVI Common Stock, (iv) the date on which Dennis P. Wilkinson ceases to be the chief executive officer of the Purchaser and
        (v) the date on which any third party or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than the Seller Group) acquires thirty percent (30%) or more of PVI Common Stock except in a transaction approved by the PVI Board, the obligations of the members of the Seller Group pursuant to Section 8.6 of this Agreement and the proxy referred to in the last sentence of
        Section 8.6 shall terminate on the earliest to occur of the dates set forth in the preceding subsections (ii) through (v), and the obligations of the members of the Seller Group pursuant to the remainder of Section 8 of this Agreement shall terminate on the fourth anniversary of the date of this Agreement, provided that the obligations of the members of the Seller Group pursuant to Section 8.7 will terminate if Purchaser or any of its Affiliates breaches an obligation under the Transaction Documents and fails to cure such breach within 10 days after notice from the Seller."

          5. Amendment of Section 10.2. Section 10.2 of the Reorganization Agreement is hereby amended to read in its entirety as follows:

             "10.2 Cut-Off Date. By the Purchaser or the Seller upon five (5) days' notice to the other if the Closing shall not have occurred on or before July 31, 2001 or such other date, if any, as the Seller and the Purchaser shall agree upon in writing;"

          6. Warrants. Concurrently with the consummation of the Second Closing, the Purchaser will deliver to the Seller warrants (the "Warrants") which entitle the Seller to purchase 500,000 shares of the

                                      A-1-3

     Purchaser's common stock at any time after the date of issuance (the "Issuance Date") until and including the third anniversary of the Issuance Date (the "Expiration Date") at the following prices:

             (A) $8.00 per share from the Issuance Date until and including the first anniversary of the Issuance Date;

             (B) $9.00 per share from the first anniversary of the Issuance Date until and including the second anniversary of the Issuance Date; and

             (C) $10.00 per share from the second anniversary of the Issuance Date until and including the Expiration Date,

     on the terms set forth in the form of the warrant certificate attached hereto as Exhibit A.

          7. Delivery of Shareholders Agreement and Side
     Agreement. Concurrently with the execution of this Agreement, the members of the Seller Group have delivered to the Purchaser the Shareholders Agreement and the Side Agreement, each dated as of February 4, 2001 and each among the Purchaser and the other parties named therein.

          8. Remainder of Agreement Unaffected. Except as specifically provided herein, the Reorganization Agreement shall remain in full force and effect and shall be unaffected by this Agreement.

          9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          10. Effective Date. This Agreement shall become effective immediately prior to the consummation of the First Closing (as such term is defined in the Stock and Warrant Purchase Agreement dated as of February 4, 2001 between the Purchaser and PVI Holding, LLC).

                                * * * * * * * *

                                      A-1-4

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf.

                                          PRINCETON VIDEO IMAGE, INC.

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                          PRINCETON VIDEO IMAGE
                                            LATIN AMERICA, LLC

                                          By: /s/  DENNIS P. WILKINSON
                                            ------------------------------------
                                          Name: Dennis P. Wilkinson
                                          Title: CEO

                                      A-1-5

                                          SELLER:

                                          PRESENCIA EN MEDIOS, S.A.

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title: Director General

                                          PRESENCE IN MEDIA LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          VIRTUAL ADVERTISEMENT LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                          PVI LA, LLC

                                          By: /s/      DAVID SITT
                                            ------------------------------------
                                          Name: David Sitt
                                          Title:

                                      A-1-6

                                DESIGNATED PARTIES:

                                /s/    BY POWER OF ATTORNEY DAVID SITT
                                ------------------------------------------------
                                                  Eduardo Sitt

                                /s/              DAVID SITT
                                ------------------------------------------------
                                                   David Sitt

                                /s/           ROBERTO SONABEND
                                ------------------------------------------------
                                                Roberto Sonabend

                                      A-1-7

                                                                      APPENDIX B

            FINANCIAL STATEMENTS OF PUBLICIDAD VIRTUAL, S.A. DE C.V.

                                      AND

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

                         REPORT OF INDEPENDENT AUDITORS

Mexico City, December 9, 2000

To the Stockholders of
Publicidad Virtual, S. A. de C. V.:

     We have audited the accompanying balance sheets of Publicidad Virtual, S.A. de C.V., as of June 30, 2000 and 1999, and the related statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended June 30, 2000, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting rules used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Publicidad Virtual, S.A. de C.V., as of June 30, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2000, 1999 and 1998, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers

Jorge Luis Hernandez Baptista
Public Accountant

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                                 BALANCE SHEETS
                        EXPRESSED IN US DOLLARS AND GAAP

                                                            JUNE 30,
                                                    ------------------------       DECEMBER 31,
                                                       2000          1999              2000
                                                    ----------    ----------    -------------------
                                                                                    (UNAUDITED
                                                                                     NOTE 2j)
ASSETS
CURRENT:
  Cash and cash equivalents (Note 2a).............  $2,799,948    $   58,012        $  323,004
  Trade accounts receivable.......................     804,606        39,394         1,232,391
  Accounts receivable from Televisa...............          --     1,204,016                --
  Prepaid airtime from Televisa (Note 2d).........     970,419            --         2,106,003
  Other receivables (Note 3)......................     204,477       132,999           535,212
  Prepaid expenses and other current assets.......      14,253         7,050            28,626
  Deferred tax (Notes 2e and 11)..................     471,669       841,827           412,084
                                                    ----------    ----------        ----------
          Total current assets (Note 10)..........   5,265,372     2,283,298         4,637,320
                                                    ----------    ----------        ----------
  PROPERTY AND EQUIPMENT -- Net (Notes 2b and
     4)...........................................     821,926       647,687           728,646
                                                    ----------    ----------        ----------
OTHER ASSETS:
  License royalty rights (Notes 2f and 5)
     (Includes $1,166,078, $951,525 and $1,343,434
     of accumulated amortization as of June 30,
     2000, 1999 and as of December 31, 2000
     respectively)................................     561,445       860,903           447,811
                                                    ----------    ----------        ----------
          Total assets............................  $6,648,743    $3,791,888        $5,813,777
                                                    ==========    ==========        ==========
LIABILITIES
CURRENT:
  Account payable to Televisa.....................  $1,816,293    $       --        $2,590,784
  Payable to related parties (Note 6).............   1,210,864     2,903,510                --
  Advertising and production advances (Note 2c)...   1,147,640            --           712,955
  Royalties and other payable to PVI (Note 5).....     828,667       183,083         1,001,990
  Sundry creditors and accrued liabilities........     284,729        81,674           195,905
  Capital leases (Note 4).........................      37,835        33,499            65,393
                                                    ----------    ----------        ----------
          Total current liabilities (Note 10).....   5,326,028     3,201,766         4,567,027
COMMITMENTS AND CONTINGENCIES (Note 7)............          --            --                --
Long-term deferred tax (Notes 2e and 11)..........      60,135       206,797            13,716
                                                    ----------    ----------        ----------
          Total liabilities.......................   5,386,163     3,408,563         4,580,743
                                                    ----------    ----------        ----------
Stockholders' equity:
Common stock, $10 Mexican pesos par value,
  authorized and issued 5,000 shares (100,000
  shares as of December 31, 2000) (Note 8)........      16,102        16,102           115,063
                                                    ----------    ----------        ----------
Premium on shares.................................          --            --           109,378
                                                    ----------    ----------        ----------
RETAINED EARNINGS:
  Legal reserve...................................       1,301         1,301             1,301
  Unappropriated earnings (Note 9)................     384,602       381,111         1,208,833
  Net profit (loss) (Note 9)......................     824,231         3,491          (283,192)
  Accumulated other comprehensive income (loss)...      36,344       (18,680)           81,651
                                                    ----------    ----------        ----------
                                                     1,246,478       367,223         1,008,593
                                                    ----------    ----------        ----------
          Total stockholders' equity..............   1,262,580       383,325         1,233,034
                                                    ----------    ----------        ----------
          Total liabilities and stockholders'
            equity................................  $6,648,743    $3,791,888        $5,813,777
                                                    ==========    ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                            STATEMENTS OF OPERATIONS
                        EXPRESSED IN US DOLLARS AND GAAP

                                                                               FOR SIX MONTHS
                                         YEAR ENDED JUNE 30,                 ENDED DECEMBER 31,
                                --------------------------------------    ------------------------
                                   2000          1999          1998          2000          1999
                                ----------    ----------    ----------    ----------    ----------
                                                                            (UNAUDITED NOTE 2j)
ADVERTISING AND PRODUCTION
  REVENUE, NET (Note 2c)......  $7,605,826    $2,438,680    $1,925,776    $4,930,129    $2,267,067
SUB-LICENSE FEES (Note 2c)....          --            --       514,890            --            --
                                ----------    ----------    ----------    ----------    ----------
                                 7,605,826     2,438,680     2,440,666     4,930,129     2,267,067
                                ----------    ----------    ----------    ----------    ----------
COSTS AND OPERATING EXPENSES:
  Sales and Marketing.........   4,249,005       843,454       863,453     3,806,391       914,411
  General and
     Administrative...........   1,177,063       675,630       805,162       812,421       535,007
  Field Operations and
     Support..................   1,091,564       647,976       563,597       573,673       455,490
                                ----------    ----------    ----------    ----------    ----------
                                 6,517,632     2,167,060     2,232,212     5,192,485     1,904,908
                                ----------    ----------    ----------    ----------    ----------
Operating profit (loss).......   1,088,194       271,620       208,454      (262,356)      362,159
Interest income...............     131,378        67,436        18,685        41,262        42,074
Interest expense..............    (234,686)     (310,256)     (285,843)      (18,031)     (149,733)
Foreign exchange profit
  (loss), net.................      44,188        34,093            --        11,075          (707)
Result from translation.......          --            --       (49,553)           --            --
Other income (loss), net......       6,324        (1,091)       24,548         1,563         4,197
                                ----------    ----------    ----------    ----------    ----------
Profit (loss) before taxes....   1,035,398        61,802       (83,709)     (226,487)      257,990
                                ----------    ----------    ----------    ----------    ----------
PROVISIONS FOR:
  Income tax (Notes 2e and
     11)......................     203,662        58,311       (21,221)       28,848        53,437
  Assets tax (Note 11)........       7,505            --            --        27,857         7,550
                                ----------    ----------    ----------    ----------    ----------
                                   211,167        58,311       (21,221)       56,705        60,987
                                ----------    ----------    ----------    ----------    ----------
Net profit (loss) (Note 9)....     824,231         3,491       (62,488)     (283,192)      197,003
Other comprehensive (loss)
  income:
Foreign currency translation
  adjustment, net of tax......      55,024       (18,680)           --        45,307      (148,941)
                                ----------    ----------    ----------    ----------    ----------
Comprehensive income (loss)
  (Note 2h)...................  $  879,255    $  (15,189)   $  (62,488)   $ (237,885)   $   48,062
                                ==========    ==========    ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE YEARS ENDED JUNE 30, 2000, 1999 AND 1998
       AND FOR THE SIX MONTHS PERIOD ENDED DECEMBER 31, 2000 (UNAUDITED)
                        EXPRESSED IN US DOLLARS AND GAAP

                                                                     RETAINED EARNINGS
                                                          ----------------------------------------
                                                                                      ACCUMULATED
                                                                                         OTHER           TOTAL
                              STOCKHOLDERS'    PREMIUM     LEGAL                     COMPREHENSIVE   STOCKHOLDERS'
                                 EQUITY       ON SHARES   RESERVE   UNAPPROPRIATED   INCOME (LOSS)      EQUITY
                              -------------   ---------   -------   --------------   -------------   -------------
Balance as of June 30,
  1997......................    $ 16,102      $     --    $1,301      $  443,599       $     --       $  461,002
Net profit for the year
  ended June 30, 1998 (Note
  9)........................                                             (62,488)                        (62,488)
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  1998......................      16,102            --     1,301         381,111             --          398,514
Foreign currency translation
  adjustment................                                                            (18,680)         (18,680)
Net loss for the year ended
  June 30, 1999 (Note 9)....                                               3,491                           3,491
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  1999......................      16,102            --     1,301         384,602        (18,680)         383,325
Foreign currency translation
  adjustment................                                                             55,024           55,024
Net profit for the year
  ended June 30, 2000 (Note
  9)........................                                             824,231                         824,231
                                --------      --------    ------      ----------       --------       ----------
Balance as of June 30,
  2000......................      16,102            --     1,301       1,208,833         36,344        1,262,580
Issuance of common stock and
  premium on shares.........      98,961       109,378                                                   208,339
Foreign currency translation
  adjustment................                                                             45,307           45,307
Net loss for the six months
  period ended December 31,
  2000 (Note 9).............                                            (283,192)                       (283,192)
                                --------      --------    ------      ----------       --------       ----------
Balance as of December 31,
  2000 (unaudited)..........    $115,063      $109,378    $1,301      $  925,641       $ 81,651       $1,233,034
                                ========      ========    ======      ==========       ========       ==========

   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C V.

                            STATEMENTS OF CASH FLOW
                                (NOTES 1 AND 2)
                       EXPRESSED IN U.S. DOLLARS AND GAAP

                                                                                       FOR SIX MONTHS
                                                   YEAR ENDED JUNE 30,               ENDED DECEMBER 31,
                                           ------------------------------------   -------------------------
                                              2000         1999         1998         2000          1999
                                           -----------   ---------   ----------   -----------   -----------
                                                                                     (UNAUDITED NOTE 2j)
OPERATING ACTIVITIES:
Net profit (loss)........................  $   824,231   $   3,491   $  (62,488)  $  (283,192)  $   197,003
Charges to income (loss) not requiring
  the use of cash:
  Depreciation...........................      449,293     243,053      179,575       194,498       175,538
  License amortization...................      272,389     265,232      285,300       136,719       137,000
  Provision for deferred tax.............      203,662      58,311      (21,221)       28,848        53,437
  Provision for bad debts in other
    receivables..........................      180,572      46,826       66,166       258,262        86,673
                                           -----------   ---------   ----------   -----------   -----------
                                             1,930,147     616,913      447,332       335,135       649,651
Increase (decrease) in operating
  activities:
  Account payable to Televisa............    1,816,293          --           --       774,491     1,332,874
  Accounts receivable from Televisa......    1,204,016    (632,333)    (272,074)           --     1,204,016
  Advertising and production advances....    1,147,640          --           --      (434,685)      126,021
  Royalties payable to PVI...............      645,584     183,082           --       173,323      (105,167)
  Sundry creditors and accrued
    liabilities..........................      203,054      55,391       24,514       (88,826)      (13,633)
  Prepaid airtime from Televisa..........     (970,419)         --           --    (1,135,584)   (1,166,842)
  Trade accounts receivable..............     (765,212)    (39,394)          --      (427,785)   (1,137,274)
  Payable to related parties.............     (649,508)    261,318      161,784    (1,210,864)     (449,764)
  Other receivables......................     (238,359)   (175,081)     (20,659)     (594,522)     (223,624)
  Prepaid expenses and other current
    assets...............................       (7,203)     (2,380)      (1,419)      (14,373)       (3,845)
  Accounts receivable from related
    parties..............................           --      40,599          878            --            --
                                           -----------   ---------   ----------   -----------   -----------
Cash provided by (used in) operating
  activities.............................    4,316,033     308,115      340,356    (2,623,690)      212,413
                                           -----------   ---------   ----------   -----------   -----------
INVESTING ACTIVITIES:
Acquisition of fixed assets..............     (494,273)   (354,909)      (1,156)      (29,338)     (186,020)
Proceeds from the sale of fixed assets...        8,661          --       62,100            --            --
                                           -----------   ---------   ----------   -----------   -----------
Cash (used in) provided by investing
  activities.............................     (485,612)   (354,909)      60,944       (29,338)     (186,020)
                                           -----------   ---------   ----------   -----------   -----------
FINANCING ACTIVITIES:
Capital leases...........................     (124,640)    (75,833)     (40,064)      (60,079)      (68,765)
Notes payable to related parties.........   (1,043,138)   (106,994)    (416,629)           --       393,185
Issuance of capital stock................           --          --           --        98,961            --
Premium on shares........................           --          --           --       109,378            --
                                           -----------   ---------   ----------   -----------   -----------
Cash (used in) provided by financing
  activities.............................   (1,167,778)   (182,827)    (456,693)      148,260       324,420
                                           -----------   ---------   ----------   -----------   -----------
Effect of exchange rate changes on
  cash...................................       79,293     105,242       91,712        27,824      (222,552)
                                           -----------   ---------   ----------   -----------   -----------
Increase (decrease) in cash and cash
  equivalents............................    2,741,936    (124,379)      36,319    (2,476,944)      128,261
Cash and cash equivalents at the
  beginning of period....................       58,012     182,391      146,072     2,799,948        58,012
                                           -----------   ---------   ----------   -----------   -----------
Cash and cash equivalents at the end of
  period.................................  $ 2,799,948   $  58,012   $  182,391   $   323,004   $   186,273
                                           ===========   =========   ==========   ===========   ===========
Interest payments........................  $   610,786   $  13,905   $   10,708   $ 1,258,030   $    29,209
                                           ===========   =========   ==========   ===========   ===========

Supplemental schedule of noncash investing and financial activities:

Capital lease obligations of $152,756, $50,060, $39,236, $75,521 and $122,862 at
June 30, 2000, 1999, 1998 and at December 31, 2000 and 1999 (unaudited)
respectively were incurred when the Company entered into leases for new equipment.

   The accompanying notes are an integral part of these financial statements.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
                       AS OF JUNE 30, 2000, 1999 AND 1998
                            AMOUNTS IN U.S. DOLLARS
  (UNAUDITED WITH RESPECT TO THE SIX MONTHS ENDED DECEMBER 31, 2000 AND 1999)

NOTE 1 -- INCORPORATION AND CORPORATE PURPOSE:

     Publicidad Virtual, S.A. de C.V. (Publicidad or the Company), was legally incorporated on February 21, 1994 under Mexican laws in the State of Mexico, Mexico.

     The Company's main activity is the purchasing, selling and marketing of all types of publicity and the operation of all types of advertising technology in Audiovisual, T.V. wireless set and movies. Since inception, the Company has been engaged in the marketing of the L-VIS(TM) system and electronic video insertion system, through a joint venture agreement with Princeton Video Image, Inc. ("PVI"), for the marketing of PVI's technology in Latin America and the Spanish language markets in the Caribbean basin (see Note 5). Publicidad Virtual's development and operations since inception have been financed primarily by borrowings from Presencia en Medios, S. A. de C.V. (PM) (see Note 6).

     The Company has an agreement with Consultores Asociados Dasi, S.C. (a related company) for the lending of administrative and management services.

     We are subject to a number of risks common to companies in similar stages of operations including, but not limited to, the lack of assurance of the marketability of our product, intense competition, including entry of new competitors and products into the market, the risk of technological obsolescence, the limited source of supply of certain components of the L-VIS(TM) System, and the need to raise additional funds to support our business operations. We believe that our existing available cash and cash equivalents together with the loans that we obtained in January and March 2001 will be sufficient to meet our operating and capital needs through June 2001, although there can be no assurance that we will not require additional funds sooner. We expect to have operating profit during the second part of fiscal year 2001; however, our actual working capital requirements will depend on numerous factors, including our ability to maintain our customer base and attract new customers to use the L-VIS(TM) System, the level of resources we will be able to allocate to the development of greater marketing and sales capabilities and the status of our competitors.

     There is no assurance that we will generate sufficient cash flow from operations to liquidate liabilities as they become due. Accordingly, we may require additional funds to meet planned obligations through June 30, 2001 and may seek to raise such amounts through a variety of options. These include future cash from operations and proceeds from the renovation of bank loans. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 2 -- BASIS OF PREPARATION AND ACCOUNTING POLICIES:

     The accompanying financial statements include the adjustment and translation/remeasurement of the Mexican peso financial statements prepared in conformity with accounting principles generally accepted in Mexico. Such financial statements constitute a suitable basis for adjustment and translation/remeasurement into U.S. dollars for purposes of expressing them in conformity with accounting principles generally accepted in the United States of America.

     As of June 30, 1998, for the purposes of translating its Mexican peso financial statements to U.S. dollars in accordance with Statement of Financial Accounting Standard No. 52, the Company considered its functional currency to be the U.S. dollar, since Mexico was considered a hyperinflationary economy. Consequently, monetary assets and liabilities were translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Revenues, expenses, gains and losses were translated at the average exchange rate for the period, and non-monetary assets were translated at historical rates. The resulting remeasurement gains or losses were included in the statement of income.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     As of June 30, 1999, Mexico is no longer considered a hyperinflationary economy. Therefore, the Company changed the functional currency from the U.S. dollar to the Mexican peso. Accordingly, monetary and non-monetary assets and liabilities are translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Capital stock has been translated at historic observed exchange rates. Revenues, expenses, gains and losses are translated at the average exchange rate for the year. The net equity effects of translation are recorded in the cumulative foreign currency translation adjustment account as a part of accumulated other comprehensive income (loss).

     The main accounting policies followed by the Company in the preparation of these financial statements are:

          a. Cash and cash equivalents -- Cash and cash equivalents consists of all highly liquid investments with original maturity of less than three months.

          b. Property and equipment -- Property and equipment (including those acquired under capital leases) are stated at cost and depreciated on a straight-line basis over the estimated useful lives. For videoelectronic equipment a range from 3 to 10 years, for computer equipment and L-VIS(TM) systems a range from 3 to 4 years, for transportation equipment 4 years and furniture and office fixtures 10 years.

          Leasehold improvements are amortized over the shorter of the assets' useful lives or the term of the related lease. Expenditures for major improvements, which substantially increase the useful lives of assets, are capitalized. Repair and maintenance costs are expensed as incurred.

          Upon sale or retirement, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of net income or loss.

          In accordance with Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", all long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

          c. Revenue recognition -- Advertising and production revenue is recognized when earned, which is when the respective advertisement is inserted into a television broadcast, and when the price of advertising is fixed and determinable.

          Until June 30, 1999 most of the advertising was sold to Televisa; since August 1999, the Company sells it directly to the clients.

          Non-refundable sub-license fees are recognized as revenue when earned, which is when all related commitments have been satisfied.

          d. Prepaid airtime -- Prepaid airtime is recorded as an asset and amortized when it is used.

          e. Income taxes -- The Company accounts for income taxes in accordance with Financial Accounting Standards Board ("FASB") No. 109, "Accounting for Income Taxes". This statement prescribes the use of the liability method whereby deferred tax assets and liabilities are determined based on the differences between financial reporting and tax bases of assets and liabilities and measured at tax rates that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets where it is more likely than not the deferred tax asset will not be realized.

          Current income tax is the amount of income tax expected to be payable for the current period.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

          f. License royalty rights -- License rights are amortized over the shorter of the license term or the estimated useful life of the rights granted and are reviewed for impairment whenever events or circumstances occur which indicate recorded cost might not be recoverable.

          g. Concentrations -- The Company maintains its cash and cash equivalents with various major financial institutions, and are principally invested in short term time deposits and money market accounts.

          Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers throughout Mexico. The Company maintains allowances for doubtful accounts based on the expected collectibility of all receivables.

          h. Comprehensive Income (Loss) Under Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), the Company displays all items required to be recognized under accounting standards as components of its comprehensive income.

          The comprehensive loss presented in the accompanying statements of operations consists of foreign currency translation adjustments, net of the related tax effects for all periods presented. The tax effect for other comprehensive income was immaterial for all periods presented.

          i. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

          j. Interim financial data -- The unaudited financial data as of December 31, 2000 and for the six months ended December 31, 2000 and 1999 has been prepared by management and includes all adjustments, considered necessary for a fair presentation of the financial position, results of operations and cash flows of the Company. The results of operations for the six months ended December 31, 2000 are not necessary indicative of the operating results to be expected for the year ending June 30, 2001.

          k. Financial instruments -- The carrying amounts of cash and cash equivalents, receivables and accounts payable approximate fair value because of the short maturity of those instruments.

          l. New accounting requirements -- In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which was subsequently amended by SFAS 137 and SFAS 138. SFAS 133 is effective for fiscal years beginning after June 15, 2000. The Statement requires an entity to recognize all derivatives as either assets or liabilities in the balance sheet and to measure those instruments at fair value. The Company does not currently utilize derivative instruments and, consequently, this statement is not expected to have a material impact on the Company.

          In December 1999, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. PV has adopted SAB 101 in the quarter ended December 31, 2000. SAB 101 has not had a material impact on the Company's results of operations or on its financial position.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

NOTE 3 -- OTHER RECEIVABLES:

          This balance is represented as follows:

                                                         JUNE 30,
                                                   --------------------    DECEMBER 31,
                                                     2000        1999          2000
                                                   --------    --------    ------------
                                                                           (UNAUDITED)
Recoverable value added tax......................  $174,276    $     --      $355,334
Sundry debtors, net of provision(1)..............    19,922     127,169        43,335
Income tax advances..............................    10,279       5,830       136,543
                                                   --------    --------      --------
Total............................................  $204,477    $132,999      $535,212
                                                   ========    ========      ========

---------------
(1) These accounts include some amounts for the sale of equipment and financial support for establishment and start up costs of two companies located in Argentina and Brazil. Company's intent is to become a majority stockholder of these companies; nonetheless, at the date of the financial statements, the respective capital contributions have not been legalized.

     Since there is no reasonable assurance of recovery of these accounts, either in cash or in kind, once the capital contributions have been formalized, through the results of operations of the companies involved, it was decided to establish a provision for the entire amount of the account ($271,478, $104,597 in June 30, 2000 and 1999 and $535,266 unaudited in December 31, 2000).

NOTE 4 -- PROPERTY AND EQUIPMENT:

     This balance is represented as follows:

                                                        JUNE 30,
                                                ------------------------    DECEMBER 31,
                                                   2000          1999           2000
                                                ----------    ----------    ------------
                                                                            (UNAUDITED)
Videoelectronic equipment.....................  $   98,206    $   99,984    $   109,126
Furniture and office fixtures.................      27,448        24,583         29,096
L-VIS(TM) systems.............................     730,001       502,755        756,929
Computer equipment............................     663,724       438,430        774,462
Transportation equipment......................      76,694        28,871         79,523
Leasehold improvements........................      88,469        29,154         98,237
Equipment in transit..........................      31,311        13,345             --
                                                ----------    ----------    -----------
Total.........................................   1,715,853     1,137,122      1,847,373
Less -- Accumulated depreciation..............    (893,927)     (489,435)    (1,118,727)
                                                ----------    ----------    -----------
                                                $  821,926    $  647,687    $   728,646
                                                ==========    ==========    ===========

     Depreciation expenses for the year ended June 30, amounted to $449,293, $243,053 and $179,575 in 2000, 1999 and 1998 respectively ($194,498 and $175,538 unaudited for the six month periods ended December 31, 2000 and 1999 respectively).

     In accordance with the agreement for the use of license held with Princeton Video Image, Inc.(PVI), the Company has 3 L-VIS(TM) systems, which cannot be sold without written authorization by PVI.

     Two of the L-VIS(TM) systems are physically located in the TV networks. There is a contract in which such TV networks recognize that the equipment is property of Publicidad, as well as its trademarks and patents.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     Computer and videoelectronic equipment includes assets acquired under short-term capital leases. The net book value of these assets as of June 30, 2000 and 1999 and as of December 31, 2000 was $151,820, $82,529 and $200,718
(unaudited) respectively.

NOTE 5 -- LICENSE ROYALTY RIGHTS:

     In 1994, Publicidad signed an agreement with PVI for an exclusive, one-time license royalty granting the Company the right to commercially market PVI technology in Latin America and the Spanish speaking markets in the Caribbean.

     The Company paid to PVI $1,902,000 that was recorded as an intangible asset and is being amortized over a period of 6 years, which is the period that management estimates the Company will receive the benefits from such license.

     In March 1999, the Company entered into an Amendment Agreement, dated as of January 1, 1999, with PVI, which amended the terms of the License Agreement, dated March 1, 1994. Under the terms of this new agreement, Publicidad maintains its exclusive right to use, market and sub-license the PVI's L-VIS(TM) system throughout Mexico, Central America, South America and the Spanish speaking markets in the Caribbean area and will pay to the Company a royalty on annual revenues.

     During the years ended June 30, 2000 and 1999, Publicidad paid royalties to PVI of $990,283 and $121,951, respectively and $984,007, $121,420 (unaudited)
for the six month periods ended December 31, 2000 and 1999, respectively.

NOTE 6 -- PAYABLE TO RELATED PARTIES:

     The payable to related parties consists of the following:

                                                                      JUNE 30,
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
Notes payable to related parties:
  Presencia en Medios, S. A. de C.V. .......................  $       --    $1,043,138
  Accounts payable:
Presencia en Medios, S. A. de C.V.:
  Interest..................................................   1,183,029     1,643,194
  Marketing services........................................          --       132,857
Consultores Asociados Dasi, S. C. ..........................      27,835        84,321
                                                              ----------    ----------
Total payable...............................................  $1,210,864    $2,903,510
                                                              ==========    ==========

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     The main transactions carried out between related parties are the following:

                                                                      FOR SIX MONTHS
                                                                          ENDED
                                    YEAR ENDED JUNE 30,                DECEMBER 31,
                             ----------------------------------    --------------------
                                2000         1999        1998        2000        1999
                             ----------    --------    --------    --------    --------
                                                                       (UNAUDITED)
Administrative services
  paid(1)..................  $1,412,175    $535,085    $416,106    $777,862    $455,093
Interest paid(2)...........     185,849     296,351     275,500       9,522     120,816
Marketing services(3)......     128,346     112,710          --          --     129,104
Preoperating expenses
  paid(4)..................          --          --     260,769          --          --

---------------
(1) The Company has an agreement with Consultores Asociados Dasi, S. C., (a company owned by the principal shareholder of Publicidad Virtual), for the lending of administrative and management services, with the following characteristics:

     a. Consultores Asociados Dasi, S. C., is committed to providing all administrative and management services necessary for the operations of Publicidad Virtual, S. A. de C. V. (the Administered).

     b. The agreement may be terminated, giving 90 days notice to the other party.

     c. The services provided will be in accordance with prices established by the service market.

(2) In July, 2000, the Company signed a contract to recognize the existing debt for the license payment executed by Presencia en Medios, S. A. de C.V. ("PM") in 1994, on which was stated an interest charge that will be calculated by applying to the original debt the average of the interbank rate in Mexico for the period March 1994 to June 2000 (76 months) and multiplied by 1.20.

    In relation to the financial support provided by PM for the working capital, in December 1999 and 1998, the Company signed a recognition contract for the financial support received since 1994 until those years. The interest rate agreed was the interbank rate in Mexico to the average balance of each month.

    During the period June - December, 2000, the Company paid to PM the balance owed to it and received new loans. The balance of these new loans as of December 20, 2000 for an amount of $208,339 was contributed by PM to a company named PVILA, LLC which in turn contributed it to the Company (see note 8).

(3) In 1999, PV entered into a marketing contract with PM, for the assistance in the promotion and selling of its products. The contract remained in effect between January 1 and December 31, 1999. The amount of the commission is 6.75% on the net sales of PV.

(4) The Company signed a contract with PM, -- the main stockholder -- on which is stated the engagement of PM to give financial support for the working capital, as well as to execute the necessary expenses to start the Company's operation, and the license payment which corresponds to the use of PVI's technology.

    The corresponding expenses at the beginning of operations were incurred and billed in 1998 in the amount of $260,769.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

NOTE 7 -- COMMITMENTS AND CONTINGENCIES:

     As of June 30, 2000, the Company has the following commitments:

     a. Effective October 15, 2000 the Company has an agreement for strategic advice and assistance in connection with its business in Latin America and elsewhere, with Kissinger McLarty Associates (KMA).

       An annual retainer of $75,000 will be paid to KMA for a period of four years. The retainer will be billed quarterly in advance at the fifteenth of the month with payments due within ten days.

     b. In October 31, 2000, the Company signed an agreement for the purchase of airtime from Televisa for the period January 1, 2001 to December 31, 2001 amounting to $2,000,000, approximately, payable in two installments, in November 2000 and January 2001.

     c. The Company has entered into a lease agreement for the offices in Mexico City, with Plaza Corporativa Lomas, S.A. de C.V., for an accrued period of five years ending on September 2001, with the following features:

        -- The amount of the monthly rents for the offices and parking spaces, as well as the payment for maintenance amounts $4,801.

        -- The monthly amounts stated above shall be paid in advance within the first five days of each month.

NOTE 8 -- STOCKHOLDERS' EQUITY:

     The minimum capital stock without the right of withdrawal amounts to 50,000 Mexican pesos, and the variable amount is unlimited. The minimum capital stock is represented by 5,000 common authorized shares of $10 Mexican pesos each.

     On December 20, 2000, the Company received $98,961 of capital stock and $109,378 of additional paid in capital, in exchange for the issuance of 95,000 shares with a par value of $10 Mexican pesos each. This contribution was totally paid in cash and through the forgiveness of some liabilities in favor of PVILA, LLC, which became the principal shareholder of the Company.

     All shares have equal rights and obligations to the shareholders, with free subscription allowing ownership by individuals or corporate entities, both national and foreign.

NOTE 9 -- RETAINED EARNINGS:

     a. In the event of distribution (in cash or assets), retained earnings are subject to Income Tax, which will be payable by the Company and will be considered final payment in accordance with the following:

        -- When they do not come from the net or reinvested tax income account, they will incur tax of 35%.

        -- When the dividends come from the reinvested net tax income account, the rate will be 5%, from the reinvested net tax income account generated in 1999, the rate will be 3%.

        -- No tax will be incurred when they come from the balance of the net tax income account, and to make use of the latter, first the balance of the reinvested net tax income account must be exhausted.

           Moreover, payments to natural persons or nonresidents for dividends, whatever the origin of these is, are subject to a withholding in accordance with the applicable tax legislation.

           The Company does not have net or reinvested tax income account.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     b. The net profit is subject to the resolutions of the General Shareholders' Meeting and to the legal and statutory requirements of appropriating at least 5% of the annual net income to the legal reserve until the reserve equals 20% of its capital stock.

NOTE 10 -- POSITION IN FOREIGN CURRENCY:

     As of June 30, 2000 and 1999 and as of December 31, 2000, substantially all the assets and liabilities denominated in U.S. dollars were translated at the free exchange rate of $9.9538 in 2000, $9.4875 in 1999 and $9.5997 in December 31, 2000 pesos per U.S. dollar as indicated below:

                                                       JUNE 30,
                                                -----------------------    DECEMBER 31,
                                                   2000         1999           2000
                                                ----------    ---------    ------------
                                                                           (UNAUDITED)
Current assets................................  $  606,481    $ 104,883    $   560,637
Current liabilities...........................    (835,163)    (123,867)    (1,070,065)
                                                ----------    ---------    -----------
Excess of liabilities over assets in foreign
  currency....................................  $ (228,682)   $ (18,984)   $  (509,428)
                                                ==========    =========    ===========

     During 2000, 1999 and 1998, the Company carried out transactions in US Dollars, the most important being the following:

                                                                  FOR SIX MONTHS ENDED
                                    YEAR ENDED JUNE 30,               DECEMBER 31,
                             ---------------------------------    --------------------
                               2000        1999        1998         2000        1999
                             --------    --------    ---------    --------    --------
                                                                      (UNAUDITED)
Royalties..................  $990,283    $121,951    $      --    $984,007    $121,420
Purchase of fixed assets...   260,075     358,500           --       6,875          --
Interest paid..............    45,593      13,455        7,368      13,706      27,780
Recovered expenditures.....    (4,631)     (7,390)      (2,118)     (4,388)     (4,155)
Sub-License sales and
  others...................        --     (17,500)    (514,890)         --          --

NOTE 11 -- INCOME TAX, TAX LOSS CARRY FORWARDS AND ASSET TAX:

     The Company pays income and assets tax on an annual basis for periods ended on December 31 of each year. For purposes of these financial statements, estimates of these taxes were made.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     Temporary differences which give rise to significant deferred tax assets and liabilities at June 30, 2000 and 1999 and at December 31, 2000, are as follows:

                                                       JUNE 30,
                                              --------------------------    DECEMBER 31,
                                                 2000           1999            2000
                                              -----------    -----------    ------------
                                                                            (UNAUDITED)
SHORT-TERM DEFERRED TAX:
Deferred assets:
Interest payable to related parties.........  $(1,183,029)   $  (911,625)   $        --
Advertising and production advances.........   (1,147,640)            --       (712,955)
Fixed assets, net...........................      (60,398)        (2,484)       (69,224)
Provision for airtime payable...............           --             --       (194,798)
Deferred liabilities:
  Prepaid airtime from Televisa.............      970,419             --      2,106,003
  License royalty rights....................      272,389        265,232        274,246
                                              -----------    -----------    -----------
Net deferred items..........................   (1,148,259)      (648,877)     1,403,272
Tax loss carryforwards......................     (178,967)    (1,756,343)    (2,481,294)
                                              -----------    -----------    -----------
Deferred tax base...........................   (1,327,226)    (2,405,220)    (1,078,022)
Income tax rate.............................           35%            35%            35%
                                              -----------    -----------    -----------
Net deferred tax............................     (464,529)      (841,827)      (377,307)
Recoverable Assets tax......................       (7,140)            --        (34,777)
                                              -----------    -----------    -----------
          Total deferred tax (short-term)...  $  (471,669)   $  (841,827)   $  (412,084)
                                              ===========    ===========    ===========
LONG-TERM DEFERRED TAX:
Deferred liabilities:
  License royalty rights....................  $   289,056    $   595,671    $   173,565
  Deferred assets:
  Fixed assets, net.........................     (117,242)        (4,823)      (134,376)
                                              -----------    -----------    -----------
  Deferred tax base.........................      171,814        590,848         39,189
  Income tax rate...........................           35%            35%            35%
                                              -----------    -----------    -----------
Total deferred tax (long-term)..............  $    60,135    $   206,797    $    13,716
                                              ===========    ===========    ===========

     The statutory income tax rates for 2000 and 1999 were 35% and 34% for 1998. As of June 30, 2000, the Company has net operating loss carryforwards of approximately $178,967 ($2,481,294 unaudited as of December 31, 2000), which expire from 2006 to 2009. Tax loss carryforwards can be indexed by applying the Mexican National Consumer Price Index from the date on which losses arise through the date of their utilization. Such restated tax loss carryforwards can be offset against future taxable income.

     Assets tax is determined by applying the rate of 1.8% to the net amount of certain assets and liabilities, and is payable only when assets tax exceeds income tax. For the periods ended at June 30, 1999 and 1998, the Company was not subject to the payment of Assets tax. For the period ended at June 30, 2000 the Company had no income tax payable, as a result of which, assets tax was considered an account receivable that will be credited against income tax of future years; accordingly is presented in the financial information together with deferred taxes.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

                       NOTES TO THE FINANCIAL STATEMENTS
               AS OF JUNE 30, 2000, 1999 AND 1998 -- (CONTINUED)

     Income tax corresponding to the years ended June 30, 2000, 1999 and 1998 and for the six months period ended December 31, 2000 (unaudited), was determined in accordance with the tax law provisions in effect as of those dates, which recognize inflationary effects on taxable income.

NOTE 12 -- SUBSEQUENT EVENTS AS OF DECEMBER 31, 2000 (UNAUDITED):

     During the first quarter of 2001, the Company obtained two loans from Mexican banks (both of them in Mexican pesos) with the followings characteristics:

     a. Short-term uncollateralized loan for an amount of $525,000 (approximately), renewed monthly at a fixed rate of 21.62%. This loan was obtained on January 22, 2001.

     b. Short-term uncollateralized loan for an amount of $525,000 (approximately); payable on April 2, 2001 (renewable); interest are payable monthly at a variable rate (interbank rate in Mexico plus 2 points, 19.5% as of March 5, 2001). This loan was obtained on March 5, 2001.

                       PUBLICIDAD VIRTUAL, S. A. DE C. V.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements, the notes thereto and the other financial information included elsewhere in this report.

BASIS OF PRESENTATION

     The accompanying financial statements include the adjustment and translation/remeasurement of the Mexican peso financial statements prepared in conformity with accounting principles generally accepted in Mexico. Such financial statements constitute a suitable basis for adjustment and translation/remeasurement into U.S. dollars for purposes of expressing them in conformity with accounting principles generally accepted in the United States of America.

     As of June 30, 1998, for the purpose of translating its Mexican peso financial statements to U.S. dollars in accordance with Statement of Financial Accounting Standard No. 52, the Company considered its functional currency to be the U.S. dollar, since Mexico was considered a hyperinflationary economy. Consequently, monetary assets and liabilities were translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Revenues, expenses, gains and losses were translated at the average exchange rate for the period, and non-monetary assets were translated at historical rates. The resulting remeasurement gains or losses were included in the statement of income.

     As of June 30, 1999, Mexico is no longer considered a hyperinflationary economy. Therefore, the Company changed the functional currency from the U.S. dollar to the Mexican peso. Accordingly, monetary and non-monetary assets and liabilities are translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Capital stock has been translated at historic observed exchange rates. Revenues, expenses, gains and losses are translated at the average exchange rate for the year. The net equity effects of translation are recorded in the cumulative foreign currency translation adjustment account as a part of accumulated other comprehensive income (loss).

OVERVIEW

     Since our inception in 1994, we have devoted all our resources to marketing the L-VIS(TM) System and electronic video insertion system. In 1993, the company signed a joint venture agreement with Princeton Video Image, Inc. ("PVI"), for purposes of marketing PVI's technology in Latin America and the Spanish language markets in the Caribbean basin and in 1994 a formalized license agreement was signed. In 1996, the company received the first working system from PVI and since then it has commercialized over 1500 virtual images that were broadcast nationally in Mexico, positioning itself as the leader in a very competitive market. In March 1999, the Company entered into an Amendment Agreement, dated as of January 1, 1999, with PVI, which amended the terms of the License Agreement, dated March 1, 1994. Under the terms of this new agreement, Publicidad maintains its exclusive right to use, market and sub-license PVI's L-VIS(TM) System throughout Mexico, Central America, South America and the Spanish speaking markets in the Caribbean basin and will pay to PVI royalties on the basis of annual revenues as follows: (i) a 17% royalty on net revenues of up to $3,000,000, (ii) a 25% royalty on incremental annual net revenues exceeding $3,000,000 and up to $6,000,000, and (iii) a 20% royalty on incremental annual net revenues exceeding $6,000,000.

     On July 1, 1996, the Company signed an agreement with Televisa, S.A. de C.V. (the major broadcaster system in Mexico) for the use of L-VIS(TM) equipment in which the Company granted exclusive use of the equipment to Televisa for the commercialization of the advertising and Televisa granted the Company, exclusiveness in contracting services and the 40% of total sales generated by this concept.

     In 1999, the Company modified the exclusivity contract with Televisa with a new contract under which the Company buys airtime from Televisa and then it commercializes and services directly to advertisers. In the same year, the Company acquired the rights to commercialize and insert virtual advertisement in all of

Televisa's programming and in the National Soccer Team events and is also servicing Television Azteca, S.A. de C.V., the second broadcaster system in Mexico.

     The Company has an agreement with Consultores Asociados Dasi, S.C. (a related company) for the lending of administrative and management services.

RESULTS OF OPERATIONS

  Comparison of Fiscal Year Ended June 30, 2000 and Fiscal Year Ended June 30, 1999

     Revenues

     Revenues for the year ended June 30, 2000 increased 212%, or $5,167,146, to $7,605,826 from $2,438,680 for the year ended June 30, 1999. This change is the result of the modification in the exclusivity contract with Televisa, that allows the Company to commercialize the advertising directly with the clients. During fiscal year 2000, the Company is also selling advertising to Television Azteca at fixed rates for each advertising and is constructing a solid list of clients. As of June 30, 2000, the market share of the company includes a large percentage of the virtual advertising transmitted by Televisa and by TV Azteca.

     Sales and Marketing

     Sales and marketing expenses include salaries and travel expenses of sales and marketing personnel, public relations, promotion, support personnel, royalties paid to PVI and mercantile commission paid to Presencia en Medios (PM, parent company) for the assistance in the promotion and selling of its products. Total sales and marketing expenses increased 404% or $3,405,551 to $4,249,005 in Fiscal 2000 from $843,454 in Fiscal 1999. This increase resulted primarily from the airtime bought from Televisa, the royalties paid to PVI as discussed in the previous overview and an important increase in marketing personnel to support our new focus on sales directly to clients.

     Field Operations and Support

     Field operations and support expenses include the costs associated with the material production, depreciation and operational support of the L-VIS(TM) system units, salaries and training costs for operators and the amortization of the license rights paid to PVI. Field operations and support expenses increased 68% or $443,588 in Fiscal 2000 to $1,091,564 from $647,976 in Fiscal 1999 as a result of the increase in depreciation for the acquisition of new equipment as well as an increase in operators.

     General and Administrative

     Total general and administrative costs increased 74% or $501,433 in Fiscal 2000 to $1,177,063 from $675,630 in Fiscal 1999 primarily as a result of the increased administrative fees we are paying to Consultores Asociados Dasi, S.C. This increase in fees was due to the hiring of administrative personnel needed mainly for the Televisa contract.

     Interest and Other Income

     Interest expense and other income, net decreased 60% to a net expense of $96,984 for Fiscal 2000 from $243,911 for Fiscal 1999 as a result of an increase in cash and cash equivalents linked with the increase in revenue. Interest expense decreased due to the end of the working capital contract with PM.

     Foreign Exchange Profit

     Foreign exchange profit, net increased 30% to $44,188 for Fiscal 2000 from $34,093 for fiscal 1999. This change was due to the gradual depreciation of the Mexican peso against the US dollar during the year ended June 30, 2000 together with the increased during the first months of the year in our US denominated receivables.

     Income Taxes

     Under current tax law, Mexican companies must pay the higher of income tax or assets tax. Publicidad Virtual was exempted from the assets tax from inception through 1999. In 2000, an estimation of assets tax of $7,505 was recorded.

     Net Profit

     As a result of the foregoing factors, our net profit increased to $824,231 for Fiscal 2000 from $3,491 for Fiscal 1999.

  Comparison of Fiscal Year Ended June 30, 1999 and Fiscal Year Ended June 30, 1998

     Revenues

     Revenues for the year ended June 30, 1999 decreased 0.08%, or $1,986, to $2,438,680 from $2,440,666 for the year ended June 30, 1998. This decrease resulted from the combination of the increase in revenues paid by Televisa and the decrease in the sublicense fees that we received only during 1998. In 1998, the Company tried to penetrate, without success, the Brazilian market and for that purpose it signed a sublicense agreement with a Brazilian company that was cancelled in 1999.

     Sales and Marketing

     Total sales and marketing expenses decreased 2% or $19,999 to $843,454 in Fiscal 1999 from $863,453 in Fiscal 1998.

     Field Operations and Support

     Field operations and support expenses increased 15% or $84,379 in Fiscal 1999 to $647,976 from $563,597 in Fiscal 1998 as a result of higher depreciation from the acquisition of equipment.

     General and Administrative

     Total general and administrative costs decreased 16% or $129,532 in Fiscal 1999 to $675,630 from $805,162 in Fiscal 1998 primarily as a result of the payment in 1998 of $260,769 of preoperating expenses to PM. In addition, increased in administrative fees were paid to Consultores Asociados Dasi, S.C.

     Interest and Other Income

     Interest expense and other income increased 0.5% to a net expense of $243,911 for Fiscal 1999 from $242,610 for Fiscal 1998. Interest expense increased as a result of additional capital leases to acquire fixed assets.

     Foreign Exchange Profit

     As we explained previously, up to 1998 Mexico was considered a hyperinflationary economy and accordingly the functional currency was the U.S. dollar. The effect of translation was recorded in the statement of operations and no foreign exchange result was recorded. In 1999, Mexico ceased to be a hyperinflationary economy and consequently, the functional currency for the Company was the Mexican peso. Accordingly, the effect of translation was recorded as a part of other comprehensive loss and the foreign exchange result was recognized in the statement of operation.

     Net Profit

     As a result of the foregoing factors, we had a profit of $3,491 for Fiscal 1999 compared with a loss of $62,488 for Fiscal 1998.

  Comparison of six months ended December 31, 2000 and six months ended December 31, 1999.

     Revenues

     Revenues for the six months ended December 31, 2000 increased 117%, or $2,663,062, to $4,930,129 from $2,267,067 for the six months ended December 31, 1999. This change is the result of the modification in the exclusivity contract with Televisa, discussed previously, that was signed in August 1999 and had full effects in 2000, and also to the selling of advertising to Television Azteca beginning in 2000.

     Sales and Marketing

     Total sales and marketing expenses increased 316% or $2,891,980 to $3,806,391 for the six months ended December 31, 2000 from $914,411 for the same period in 1999. This increase resulted primarily from the airtime bought from Televisa and the royalties paid to PVI discussed previously.

     Field Operations and Support

     Field operations and support expenses increased 26% or $118,183 for the six months ended December 31, 2000 to $573,673 from $455,490 for the same period in 1999 as a result of the increase in depreciation for the acquisition of new equipment as well as an increase in operators.

     General and Administrative

     Total general and administrative costs increased 52% or $277,414 for the six months ended December 31, 2000 to $812,421 from $535,007 for the same period in 1999 primarily as a result of the increased administrative fees we are paying to Consultores Asociados Dasi, S.C. Additionally, the Company has made cash advances to two companies located in Brazil and Argentina in an effort to increase its presence in the Latin American market. Since there is no reasonable assurance that these amounts will be recoverable, the Company recognizes an allowance for doubtful accounts for the full amount of the cash advances during the six months ended December 31, 2000.

     Interest and Other Income

     Interest expense and other income, net increased 124% to a net income of $24,794 for the six months ended December 31, 2000 from a net expense of $103,462 for the same period in 1999 as a result of the cancellation of the working capital contract with PM.

     Foreign Exchange Profit

     Foreign exchange result increased to a net profit of $11,075 for the six months ended December 31, 2000 from a net loss of $707 for the same period in 1999. This change was due to the gradual depreciation of the Mexican peso against the US dollar during the six months ended December 31, 2000 together with the increased in our US denominated receivables.

     Net (Loss) Profit

     As a result of the foregoing factors, our net result changed to a net loss of $283,192 for the six months ended December 31, 2000 from a net profit of $197,003 for the same period in 1999.

     Liquidity and Capital Resources

     Publicidad Virtual's development and operations since inception have been financed primarily by borrowings from Presencia en Medios and with the cash flows we have generated from operations.

     As of June 30, 2000, we had cash and cash equivalents of $2,799,948, an increase of $2,741,936 from the balance at June 30, 1999. Net cash provided by operating activities increased to $4,316,033 in Fiscal 2000 from $308,115 in Fiscal 1999 in large part due to the increased net operating profit, increased accounts receivable and advertising and production advances received.

     Net cash used in investing activities increased 37% to ($485,612) for the year ended June 30, 2000 from ($354,909) during the prior year period as a result of our investment in new equipment.

     Net cash used by financing activities increased to ($1,167,778) in Fiscal 2000 from ($182,827) in Fiscal 1999, as a result of the payments of notes payables of approximately $1,050,000 to Presencia en Medios, our parent company.

     As of June 30, 1999, we had cash and cash equivalents of $58,012, a decrease of $124,379 from June 30, 1998. Net cash provided by operating activities decreased to $308,115 in Fiscal 1999 from $340,356 due in large part to increased non-cash expenses including depreciation.

     Net cash used in investing activities increased to ($354,909) for the year ended June 30, 1999 from $60,944 provided during the prior year period as a result of increased capital expenditures for the purchase of additional L-VIS(TM) systems.

     Net cash used in financing activities decreased to ($182,827) in Fiscal 1999 from ($456,693) in Fiscal 1998, as a result of payments to PM.

     In the first quarter of 2001, we obtained loans from Mexican banks for an approximate amount of $1,050,000. We believe that our available cash resources, combined with the proceeds of those loans, will be sufficient to fund our current business plan. However, we cannot assure you that our financial resources will be adequate to fund all of our working capital requirements.

     We believe that our existing available cash and cash equivalents together with the loans that we obtained in January and March 2001, will be sufficient to meet our operating and capital needs through June 30, 2001 although there can be no assurance that we will not require additional funds sooner. We expected to have operating profit during the second part of the fiscal year 2001, however, our actual working capital requirements will depend on numerous factors, including our ability to maintain our customer base and attract new customers to use the L-VIS(TM) System, the level of resources we are able to allocate to the development of greater marketing and sales capabilities, and the status of our competitors.

     There is no assurance that we will generate sufficient cash flow from our operations to liquidate liabilities as they become due. Accordingly, we may require additional funds to meet our planned obligations through June 30, 2001 and may seek to raise such amounts through a variety of options. These include future cash from operations, and proceeds from the renovation of bank loans.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

     New accounting requirements -- In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" which was subsequently amended by SFAS 137 and SFAS 138. SFAS 133 is effective for fiscal years beginning after June 15, 2000. The Statement requires an entity to recognize all derivatives as either assets or liabilities in the balance sheet and to measure those instruments at fair value. The Company does not currently utilize derivative instruments and, consequently, this statement is not expected to have a material impact on the Company.

     In December 1999, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. PV will adopt SAB 101 at the quarter ended December 31, 2000. The Company does not expect to have a material impact on its results of operations or on its financial position for the adoption of SAB 101.

                  [Letterhead of Allen & Company Incorporated]

                                                                      APPENDIX C

                               December 20, 2000

Members of the Board of Directors
Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, New Jersey 08648

To the Board of Directors:

     We hereby confirm our oral opinion presentation as to the fairness, from a financial point of view, of the Transaction (as defined below) that we presented to the Board of Directors of Princeton Video Image, Inc. ("PVII") at its meeting on December 19, 2000. We understand that Presencia en Medios, S.A. ("Seller"), Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC ("LLC-1"), Virtual Advertisement LLC ("LLC-2"), PVII LA, LLC ("LLC-3"), PVII and Princeton Video Image Latin America, LLC ("Newco") will enter into a Reorganization Agreement (the "Reorganization Agreement"), of which we have reviewed a draft. Seller is the owner of all of the outstanding membership interests of LLC-1. LLC-1 is the owner of all of the outstanding membership interests of LLC-2. LLC-2 is the owner of all of the outstanding membership interests of LLC-3. LLC-3 is the owner of 95,000 shares (the "LLC-3 Shares") of capital stock of Publicidad Virtual, S.A. de C.V. ("Publicidad"). Seller is the owner of 5,000 shares (the "Seller Shares") of capital stock of Publicidad. PVII is the owner of all of the outstanding membership interests of Newco. Pursuant to the draft Reorganization Agreement and subsequent conversations (i) Seller shall sell to PVII all of the Seller Shares, (ii) PVII shall issue to Seller 133,918 shares of PVII common stock and warrants to purchase 51,841 shares of PVII common stock,
(ii) LLC-2 shall merge with and into Newco, (iii) the outstanding membership interests of LLC-2 shall be converted into 2,544,435 shares of PVII common stock and warrants to purchase 984,984 shares of PVII common stock (the "Transaction"). The terms and conditions of the Transaction will be more fully set forth in the Reorganization Agreement.

     You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, of the Transaction (our "Opinion").

     Allen & Company Incorporated ("Allen"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Enrique Senior, a managing director of Allen, serves on the Board of Directors of PVII. We will receive a fee for rendering our Opinion and upon Closing of the Transaction pursuant to an engagement letter with PVII dated June 14, 2000 and amended December 20, 2000, and certain of Allen's executives and employees own shares of PVII common stock and warrants to purchase shares of PVII common stock. From time to time in the ordinary course of its business as a broker-dealer, Allen may also hold positions and trade securities of PVII and the other parties to the Transaction.

     In connection with our Opinion, we have:

          (i) reviewed the terms and conditions of the Transaction, including the draft Reorganization Agreement and the draft agreements related thereto, (none of which prior to the delivery of our Opinion has been executed by the parties);

          (ii) reviewed and analyzed publicly available historical business and financial information relating to PVII, as presented in documents filed with the Securities and Exchange Commission;

          (iii) reviewed and analyzed historical business and financial information relating to Publicidad;

          (iv) reviewed certain financial, operating and budgetary data provided to us by PVII and Publicidad relating to their businesses;

          (v) conducted discussions with certain members of the senior management of PVII and Publicidad with respect to the financial condition, business, operations, strategic objectives and prospects of PVII and Publicidad, as well as industry trends prevailing in their business;

          (vi) reviewed and analyzed public information, including certain stock market data and financial information relating to selected public companies in lines of business which we believe to be comparable to PVII's, as well as analysts' reports and estimates for PVII;

          (vii) reviewed the trading history of the PVII common stock, including its performance in comparison to market indices and to selected companies in comparable businesses;

          (viii) analyzed relative values based on current and projected sizes of the underlying exploitable territories of the two companies, implied trading values based on current and projected operating statistics and discounted cash flow values;

          (ix) conducted such other financial analyses and investigations as we deemed necessary or appropriate for the purposes of our Opinion.

In addition to our review of the specific information set forth above, we have held discussions with management regarding general economic, monetary and market conditions in the virtual advertising industry existing as of the date hereof as they may affect the business and prospects of PVII and Publicidad.

     We have assumed and relied upon the accuracy and completeness of the financial and other information used by us in arriving at our Opinion without independent verification and have further relied upon the assurances of management of PVII that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the budgetary data of PVII, we have relied upon the assurances of management of PVII that such data have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of PVII as to the future financial performance of PVII. In arriving at our Opinion, we neither conducted a physical inspection of the properties and facilities of PVII nor obtained any evaluations or appraisals of the assets or liabilities of PVII. Our Opinion is necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     Our Opinion as of the date hereof rendered herein does not constitute a recommendation of the Transaction over any other alternative transaction which may be available to PVII. The Opinion contained herein relates to the fairness from a financial point of view of the Transaction, and does not address any other aspect of the Transaction or any related transaction. We have prepared this Opinion at the request and for the benefit of the Board of Directors of PVII, and we consent to its inclusion in filings PVII may be required to make with the Securities and Exchange Commission.

     Based on the foregoing and subject to the qualifications stated herein, we are of the Opinion that as of the date hereof the Transaction is fair to PVII from a financial point of view.

                                          Very truly yours,

                                          ALLEN & COMPANY INCORPORATED

                                          By: /s/    ENRIQUE SENIOR
                                            ------------------------------------
                                                       Enrique Senior
                                                     Managing Director

              [Letterhead of First Union Securities, Incorporated]

                                                                      APPENDIX D

                                February 5, 2001

The Board of Directors
Princeton Video Image, Inc.
15 Princess Road
Lawrenceville, New Jersey 08648

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to Princeton Video Image, Inc. ("PVI") of the consideration to be received by it pursuant to the Stock and Warrant Purchase Agreement dated February 2, 2001 (the "Agreement") between the Company and Cablevision Systems Corporation ("Cablevision"). Capitalized terms in this letter shall have the meaning given to them in the Agreement unless otherwise defined or unless otherwise required by the context. Pursuant to the Agreement, among other things, (i) on the First Closing Date, Cablevision will purchase approximately 2,000,000 shares of Common Stock for $5.0 million, and (ii) on the Second Closing Date, Cablevision will purchase approximately 2,000,000 shares of Common Stock for $5.0 million and receive Warrants which entitle Cablevision to purchase up to approximately 11,500,000 additional shares of Common Stock at:

          (a) $8.00 per share if purchased between the Second Closing Date and the first anniversary of the Second Closing Date;

          (b) $9.00 per share if purchased between the first anniversary of the Second Closing Date and the second anniversary of the Second Closing Date; and

          (c) $10.00 per share if purchased between the second anniversary of the Second Closing Date and the Expiration Date (collectively, the "Transaction").

     In arriving at our opinion, we have reviewed the Agreement and held discussions with certain senior officers, directors and other representatives and advisors of the Company and certain senior officers and other representatives of Cablevision concerning the businesses, operations and prospects of the Company and Cablevision. We have examined certain business and financial information relating to the Company and Cablevision, including financial forecasts and other data that were provided to us or otherwise discussed with us by the respective senior officers of the Company and Cablevision, and including information relating to certain strategic implications and operational benefits anticipated to result from the Transaction. We have reviewed the financial terms of the Transaction as set forth in the Agreement in relation to, among other things: current and historical market prices and trading volumes of the Company's Common Stock, the historical and projected revenues, losses and other operating data of the Company, and the capitalization and financial condition of the Company and Cablevision. We have also considered, to the extent publicly available, the financial terms of certain other similar transactions which we considered relevant in evaluating the financial terms of the Transaction and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies we considered relevant for such purpose. In addition, we have conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

     In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the respective senior officers of the Company and Cablevision that such forecasts and other information and data were prepared on bases reflecting reasonable estimates and judgments as to the future financial performance of the Company and Cablevision and the strategic implications and operational benefits anticipated to result from the Transaction. In arriving at our opinion, we have assumed that the Transaction will be consummated in accordance with the Agreement, without change to any material term or condition therein, and that the

The Board of Directors
Princeton Video Image, Inc.
February 5, 2001
Page  2

portion of the consideration which is payable by Cablevision in the future based on certain events described in the Agreement will be paid in full. We are not expressing any opinion as to what the value of the Company's Common Stock is or will be at any time in the future. We were not requested to, and did not, participate in the negotiation of the Agreement or the related agreements that are described as schedules to the Agreement, and our opinion expressly excludes, without limitation, any consideration of the Reorganization Agreement referred to in Section 5.1(c) of the Agreement and the related approvals and waivers with respect to the Mexican Affiliate required by such Section 5.1(c). We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or Cablevision, nor have we made any physical inspection of the properties or assets of the Company or Cablevision. Our opinion is necessarily based upon information available to us and financial, economic, stock market and other conditions and circumstances, existing and disclosed to us, as of the date hereof, and, although subsequent developments may have a bearing on the Transaction, we do not have any obligation to update, revise or reaffirm our opinion to reflect such developments.

     First Union Securities, Inc. as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers, acquisitions, tender offers, divestitures, leveraged buyouts, and private placements of debt and equity securities. We have been engaged to render certain financial advisory services to the Board of Directors of the Company in connection with the Transaction and will receive a fee upon delivery of this opinion as well as additional fees upon consummation of the First Closing and the Second Closing and upon the purchase by Cablevision of shares of Common Stock pursuant to the Warrants. In the ordinary course of our business, we and our affiliates may actively trade or hold securities of the Company or Cablevision for our own account or for the account of our customers and, accordingly, may hold long or short positions in such securities. In addition, we or our affiliates may maintain relationships with the Company or Cablevision.

     Our advisory services and the opinion expressed herein are solely for the information and use of the Board of Directors of the Company in connection with its evaluation of the Transaction and shall not confer any rights or remedies upon any other person or be used or relied upon for any other purpose. Our opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote in connection with the Transaction. Our opinion may not be published, disclosed or otherwise referred to without our prior written consent; provided, however, that our opinion may be included in its entirety in any written communication by the Company to its shareholders or if required by applicable law.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be received by the Company pursuant to the Agreement is fair, from a financial point of view, to the Company.

                                          Very truly yours,

                                          FIRST UNION SECURITIES, INC.

                                          /s/     CHRISTINE J. WRIGHT
                                          --------------------------------------
                                                   Christine J. Wright

CJW:dl

                                                                      APPENDIX E

                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Agreement and Plan of Merger") is
entered into as of March   , 2001, by and between Princeton Video Image, Inc., a
New Jersey corporation (the "Parent") and Princeton Video Image, Inc., a Delaware corporation (the "Subsidiary").

                             PRELIMINARY STATEMENT

     The Parent and the Subsidiary deem it advisable and in the best interests of both entities that the Parent be merged with and into the Subsidiary on the terms and conditions set forth in this Agreement and Plan of Merger.

     NOW, THEREFORE, in consideration of the Preliminary Statement and the mutual covenants contained herein, the parties hereto agree as follows:

     1. The Parent will be merged with and into the Subsidiary (the "Merger") pursuant to the provisions of the New Jersey Business Corporation Act (the "New Jersey Corporation Act") and the Delaware General Corporation Act (the "Delaware Corporation Act"). The Subsidiary will be the surviving entity (the "Surviving Corporation") from and after the Effective Time (as hereinafter defined) and will continue to exist under its present name pursuant to the provisions of the Delaware Corporation Act. Upon the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, powers and property of the Parent in the manner of and as more fully set forth in the Delaware Corporation Act and the New Jersey Corporation Act. The separate existence of the Parent will cease at the Effective Time in accordance with the provisions of the New Jersey Corporation Act.

     2. The Certificate of Incorporation and By-laws of the Subsidiary that are in force and effect at the Effective Time will be the Certificate of Incorporation and By-laws of the Surviving Corporation until amended pursuant to the provisions thereof and the provisions of the Delaware Corporation Act.

     3. The directors and officers of the Parent at the Effective Time will be the directors and officers of the Surviving Corporation, all of whom will hold their positions until the election and qualification of their respective successors, or until their tenure is otherwise terminated, as provided in the By-laws of the Surviving Corporation or the Delaware Corporation Act.

     4. Each outstanding share of Common Stock, no par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Common Stock, $.001 par value, of the Surviving Corporation. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of Common Stock of the Parent shall evidence ownership of shares of Common Stock of the Surviving Corporation. Upon the surrender to the Surviving Corporation of any certificates previously evidencing shares of Common Stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of Common Stock of the Surviving Corporation.

     5. Each outstanding share of Series A Redeemable Preferred Stock, $4.50 par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Series A Redeemable Preferred Stock, $4.50 par value, of the Surviving Corporation. Each outstanding share of Series B Redeemable Preferred Stock, $5.00 par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Series B Redeemable Preferred Stock, $5.00 par value, of the Surviving Corporation. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of Series A Redeemable Preferred Stock of the Parent and each certificate which, prior to the Effective Time, represented shares of Series B Redeemable Preferred Stock of the Parent shall evidence ownership of shares of Series A Redeemable Preferred Stock and Series B Redeemable Preferred Stock, as applicable, of the Surviving Corporation. Upon the surrender to the Surviving

Corporation of any certificates previously evidencing shares of Series A Redeemable Preferred Stock of the Parent or Series B Redeemable Preferred Stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of Series A Redeemable Preferred Stock or Series B Redeemable Preferred Stock, as applicable, of the Surviving Corporation.

     6. Any warrants or options to purchase shares of Common Stock of the Parent outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted into and become warrants or options to purchase an equal number of shares of Common Stock of the Surviving Corporation upon the same terms and conditions as are contained in such warrants or options. Upon the surrender to the Surviving Corporation of any instrument previously evidencing warrants or options by any holder thereof, the Surviving Corporation shall issue to such holder an instrument evidencing the right to purchase that number of shares of Common Stock of the Surviving Corporation equal to the number of shares of Common Stock of the Parent for which the instrument surrendered was exercisable.

     7. Each outstanding share of capital stock of the Subsidiary will be cancelled and retired at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof.

     8. The parties hereto agree that they will cause to be done any and all acts and things, and cause to be executed, delivered, filed, and recorded any and all instruments, papers, and documents prescribed by the laws of the State of New Jersey and the State of Delaware, which are or become necessary, proper, or convenient to effectuate the Merger or to carry out or put into effect any of the provisions of this Agreement and Plan of Merger.

     9. The Merger will become effective upon the filing of certificates of merger with the State of New Jersey and the State of Delaware (the "Effective Time").

     10. This Agreement and Plan of Merger shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

     11. It is the intent that this Agreement and Plan of Merger shall be considered a statutory merger and shall be undertaken, as contemplated by
Section 368(a)(1)(F) of the Internal Revenue Code (the "Code") and under other applicable section of the Code; that this Agreement and Plan of Merger shall be considered a "plan of reorganization" for such purposes; and that the conversion of the shares of the Parent into shares of the Surviving Corporation shall be considered a non-taxable event pursuant to Section 354 of the Code.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the day first above written.

                                          PRINCETON VIDEO IMAGE, INC.,
                                            a New Jersey corporation

                                          By:
                                            ------------------------------------

                                          PRINCETON VIDEO IMAGE, INC.,
                                            a Delaware corporation

                                          By:
                                            ------------------------------------

                                                                      APPENDIX F

                          CERTIFICATE OF INCORPORATION
                                       OF
                          PRINCETON VIDEO IMAGE, INC.

     FIRST. The name of this corporation is Princeton Video Image, Inc. (the "Corporation").

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle. The registered agent of the Corporation at such address is Corporation Service Company.

     THIRD. The purpose of the Corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH.

     A. The total authorized capital stock of the Corporation shall consist of one class of 60,000,000 shares of Common Stock, par value $.001, one class of 975,803 shares of Preferred Stock, par value $.001, one class of 11,363 shares of Series A Redeemable Preferred Stock, par value $4.50 and one class of 12,834 shares of Series B Redeemable Preferred Stock, par value $5.00, such classes of Preferred Stock to have such relative rights, preferences and limitations as herein set forth.

     B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. The Series A Redeemable Preferred Stock shall have a par value of $4.50 per share. The Series A Redeemable Preferred Stock shall have a six percent (6%) per annum dividend rate and dividends shall be paid annually and shall be cumulative. The failure of the Corporation to pay dividends on a current basis shall not create any special rights except that no dividends shall be paid in respect of Common Stock until all accumulated dividends in respect of the Series A Redeemable Preferred Stock have been paid. Dividends shall be paid either in cash or at the election of the Corporation in a number of shares of Common Stock determined by the then current value per share of Common Stock of the Corporation. The Series A Redeemable Preferred Stock will not have voting rights in connection with the election of directors of the Corporation, or on any other matter, other than as required by applicable law. The Corporation shall have the right to redeem the Series A Redeemable Preferred Stock in whole at any time or in part from time to time in cash at par plus all accrued but unpaid dividends. The Corporation shall be required to redeem the Series A Redeemable Preferred Stock in cash at par plus all accrued but unpaid dividends out of thirty percent (30%) of the amount, if any, by which the Corporation's annual net income after taxes in any year as shown on its audited financial statements exceeds $5,000,000.

     D. The Series B Redeemable Preferred Stock shall have a par value of $5.00 per share. The Series B Redeemable Preferred Stock shall have a six percent (6%) per annum dividend rate and dividends shall be paid annually and shall be cumulative, provided that no dividends shall be paid at any time while there are accrued but unpaid dividends with respect to the Series A Redeemable Preferred Stock. The failure of the Corporation to pay dividends on a current basis shall not create any special rights except that no dividends shall be paid in respect of Common Stock until all accumulated dividends in respect of the Series B Redeemable Preferred Stock have been paid. Dividends shall be paid either in cash or at the election of the Corporation in a number of shares of Common Stock determined by the then current value per share of

Common Stock of the Corporation. The Series B Redeemable Preferred Stock will not have voting rights in connection with the election of directors of the Corporation, or on any other matter, other than as required by applicable law. Provided that no Series A Redeemable Preferred Stock is then outstanding, the Corporation shall have the right to redeem the Series B Redeemable Preferred Stock in whole at any time or in part from time to time in cash at par plus all accrued but unpaid dividends. Provided that no Series A Redeemable Preferred Stock is then outstanding, the Corporation shall be required to redeem the Series B Redeemable Preferred Stock in cash at par plus all accrued but unpaid dividends out of twenty percent (20%) of the amount, if any, by which the Corporation's annual net income after taxes in any year as shown on its audited financial statements exceeds $5,000,000.

     FIFTH.  The name and address of the incorporator is as follows:

                                Richard J. Pinto
                       600 College Road East, Suite 4200
                          Princeton, New Jersey 08540

     SIXTH. The Corporation hereby elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended.

     SEVENTH. The Board of Directors of the Corporation is hereby expressly authorized and empowered to adopt, amend or repeal the Bylaws of the Corporation, except as such power may be restricted or limited by the Delaware General Corporation Law, as amended.

     EIGHTH. The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

     NINTH. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Neither the amendment nor repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption of an inconsistent provision.

     TENTH.

     A. The Corporation shall indemnify its directors and officers to the fullest extent permitted by applicable law as in effect from time to time.

     B. Expenses (including attorneys' fees) incurred by a director or officer of the Corporation in defending an action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, to the fullest extent permitted by Delaware law, upon receipt of an undertaking by the director or officer to repay the amount of expenses so advanced if it shall be determined that the director or officer is not entitled to be indemnified. The indemnification provided by this Article TENTH shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, statute, or otherwise, and shall inure to the benefit of the heirs, executors, and administrators of an indemnified party. The provisions of this Article TENTH shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine. Neither the amendment nor repeal of this Article TENTH, nor the adoption of any provision of this Certificate of

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Incorporation inconsistent with this Article TENTH, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or adoption of an inconsistent provision.

                                     * * *

     IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed, signed and acknowledged this Certificate of Incorporation this 1st day of March 2001.

                                          /s/      RICHARD J. PINTO
                                          --------------------------------------
                                                       Incorporator
                                                  Name: Richard J. Pinto

                                                                      APPENDIX G

                                    BY-LAWS
                                       OF
                          PRINCETON VIDEO IMAGE, INC.

                              ARTICLE I -- OFFICES

     SECTION 1. Registered Office. The registered office of the Corporation shall be at such place in the State of Delaware as shall be designated by the Board of Directors (hereinafter called the "Board").

     SECTION 2. Other Offices. The Corporation may also have offices at such other place(s) within or without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

                           ARTICLE II -- STOCKHOLDERS

     SECTION 1. Place of Meetings. Meetings of stockholders shall be held at the principal office of the Corporation or at such place within or without the State of Delaware as the Board shall authorize, or in the case of special meetings, at the place specified in the notice of the meeting.

     SECTION 2. Annual Meeting. The annual meeting of stockholders for the election of directors and for such other business as may properly come before the meeting shall be held at such date and time as may be designated by the Board.

     SECTION 3. Special Meetings. Special meetings of the stockholders may be called by the Board or by the president and shall be called by the president or the secretary at the request in writing of a majority of the Board or at the request in writing by any stockholder owning shares of the Corporation's capital stock. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.

     SECTION 4. Notice of Meetings of Stockholders. Written notice of the time, place and purpose or purposes of every meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at the meeting.

     When a meeting is adjourned to another time or place, it shall not be necessary, unless the Bylaws otherwise provide, to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting. However, if adjournment is for more than thirty (30) days, or if after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice.

     SECTION 5. Waiver of Notice. Notice of meeting need not be given to any stockholder who signs a waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

     SECTION 6. Action by Stockholders Without a Meeting. To the fullest extent permitted by law, whenever a vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, the meeting, prior notice thereof and the vote of stockholders may be dispensed with if the holders of shares of stock of the Corporation having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to the taking of such action. Where corporate action is taken in such manner by less than unanimous written consent, prompt written notice of the taking of such action shall be given to all stockholders who have not consented in writing thereto.

     SECTION 7. Quorum. Except as otherwise provided by statute or the Certificate of Incorporation of the Corporation, the presence, in person or by proxy, of stockholders holding a majority of the shares of the stock of the Corporation generally entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders. In the absence of a quorum at any meeting or any adjournment thereof, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without any notice other than announcement at the meeting of the time and place of the adjourned meeting, until the requisite amount of shares entitled to vote thereat shall be present.

                            ARTICLE III -- DIRECTORS

     SECTION 1. Board of Directors. Subject to any provision in the Certificate of Incorporation, the business of the Corporation shall be managed by its Board, each of whom shall be at least 18 years of age.

     SECTION 2. Number of Directors. The authorized number of the directors of the Corporation shall be established from time to time by the Board.

     SECTION 3. Term of Directors. At each annual meeting the stockholders shall elect directors to hold office until the next succeeding annual meeting, except as otherwise required by the Certificate of Incorporation or the Bylaws in the case of classification of directors. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified. A director may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

     SECTION 4. Vacancies and Newly Created Directorships. Any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the Board, and newly created directorships resulting from an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the Board, or by a sole remaining director. A director so elected by the Board shall hold office until his successor shall have been elected and qualified. If, for any reason, the Corporation shall at any time have no directors then in office, any stockholder may call a special meeting of stockholders for the election of directors and, over his/her signature, shall give notice of such meeting in accordance with these Bylaws.

     SECTION 5. Removal of Directors. One or more or all of the directors of the Corporation may be removed for cause by the stockholders by the affirmative vote of the majority of the votes cast by the holders of shares entitled to vote for the election of directors.

     SECTION 6. Quorum of Board of Directors and Committees. A majority of the entire Board, or of any committee thereof, shall constitute a quorum for the transaction of business, unless the Certificate of Incorporation shall provide that a greater or lesser number shall constitute a quorum, which in no case shall be less than the greater of two persons or one-third of the entire Board or committee, except that when a Board of one director is authorized, one director shall constitute a quorum.

     SECTION 7. Action of Directors Without a Meeting. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or any committee thereof, may be taken without a meeting if, prior or subsequent to such action, all members of the Board or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board or committee. Such consent shall have the same effect as a unanimous vote of the Board or committee for all purposes.

     SECTION 8. Place of Board Meetings. Meetings of the Board may be held either within or without the State of Delaware.

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

     SECTION 9. Annual Meeting. An annual meeting of the Board shall be held immediately following the annual meeting of stockholders at the place of such annual meeting of stockholders.

     SECTION 10. Notice of Meetings of the Board; Adjournment. Regular meetings of the Board may be held with or without notice. Special meetings of the Board shall be held upon notice to the directors and may be called by the president upon three (3) days' notice to each director either personally or by mail or by wire. Special meetings shall be called by the president or by the secretary in a like manner on written request of two directors. Notice of any meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him. Neither the business to be transacted at, nor the purpose of, any meeting of the Board need be specified in the notice or waiver of notice of such meeting. Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten days in any one adjournment.

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjournment shall be given to all directors who were absent at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

     SECTION 11. Executive and Other Committees. The Board, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the Board.

                             ARTICLE IV -- OFFICERS

     SECTION 1. Offices, Election, Term, Salaries, Security. The officers of the Corporation shall be a chairman of the Board, a chief executive officer, a chief financial officer, a chief operating officer, a president, a secretary and a treasurer. In addition, the Board may elect additional officers such as one or more vice presidents and such assistant secretaries and assistant treasurers as the Board may deem proper. The officers shall be elected or appointed by the Board.

     Any two or more offices may be held by the same person.

     Any officer elected or appointed as herein provided shall hold office until the next regular meeting of the Board following the annual meeting of stockholders or until a successor is elected or appointed and has qualified subject to earlier termination by removal or resignation.

     All officers of the Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in the Bylaws, or as may be determined by resolution of the Board not inconsistent with the Bylaws.

     The salaries of all officers shall be fixed by the Board.

     In case the Board shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of his duties to the Corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

     SECTION 2. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that may seem sufficient to the Board, the directors may, by a majority vote of the Board, delegate the powers and duties of such officer, for the time being, to any other officer, or to any director.

     SECTION 3. Removal and Resignation of Officers; Filling of Vacancies. Any officer elected or appointed by the Board may be removed by the Board with or without cause.

     An officer may resign by written notice to the Corporation. The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

     Any vacancy occurring among the officers, however caused, may be filled by election or appointment by the Board for the unexpired term.

     SECTION 4. Chairman of the Board. The chairman of the Board shall preside at all meetings of the stockholders and of the Board. He shall have general and active management of the business of the Corporation, shall oversee the fulfillment of the Corporation's mission, and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute exclusively conferred on the chairman of the Board, to any other officer or officers of the Corporation. He shall have the authority to execute bonds, mortgages and other contracts under the seal of the Corporation except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. He shall have the general powers and duties of supervision and management usually vested in an executive officer and the chairman of the board of a corporation. He shall present a report of the condition of the business of the Corporation at each annual meeting of the stockholders and the Board. He shall perform such other duties as may from time to time be requested by the Board.

     SECTION 5. Chief Executive Officer. The chief executive officer shall, in the absence of the chairman of the Board, preside at all meetings of the stockholders and of the Board. Acting under the direction of the Board and the chairman of the Board, he shall have general and active management of the business of the Corporation, shall oversee the marketing, business and strategic development efforts of the Corporation and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers to any other officer or officers of the Corporation. He shall have the authority to execute bonds, mortgages and other contracts under the seal of the Corporation, except where the signing and execution thereof shall be expressly designated by the Board to some other officer or agent of the Corporation. He shall have the general powers and duties of supervision and management usually vested in the chief executive officer of a corporation. He shall perform such other duties as may from time to time be requested by the Board or by the chairman of the Board.

     SECTION 6. Chief Financial Officer. A chief financial officer, if one has been appointed, shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 7. President. The president shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board or the chairman of the Board.

     SECTION 8. Chief Operating Officer. A chief operating officer, if one has been appointed, shall be vested with all of the powers, and shall be required to perform all of the duties, as may be properly assigned by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 9. Vice-Presidents. During the absence or disability of the president, the vice-president, or if there are more than one, the executive vice-president shall have all the powers and functions of the president. Each vice-president shall perform such other duties as the Board shall prescribe.

     SECTION 10. Secretary. The secretary shall attend all meetings of the Board and of the stockholders; record all votes and minutes of all proceedings in a book to be kept for that purpose; give or cause to be given notice of all meetings of stockholders and of special meetings of the Board; keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board; when required, prepare a list of stockholders or cause to be prepared and available at each meeting of stockholders entitled to vote thereat, indicating the number of shares of each respective class held by each; keep all the documents and records of the Corporation as required by law or otherwise in a proper and same manner; and perform such other duties as may be prescribed by the Board.

     SECTION 11. Assistant-Secretaries. During the absence or disability of the secretary, the assistant-secretary, or if there are more than one, the one so designated by the secretary or by the Board, shall have all the powers and functions of the secretary.

     SECTION 12. Treasurer. The treasurer shall have the custody of the corporate funds and securities; keep full and accurate accounts of receipts and disbursements in the corporate books; deposit all money and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board; disburse the funds of the Corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements; render to the president and Board at the regular meetings of the Board, or whenever they require it, an account of all his transactions as treasurer and of the financial condition of the Corporation; render a full financial report at the annual meeting of the stockholders if so requested; be furnished by all corporate officers and agents at his request, with such reports and statements as he may require as to all financial transactions of the Corporation; and perform such other duties as are given to him by the Bylaws or as from time to time are assigned to him by the Board, the chairman of the Board, the chief executive officer or the president.

     SECTION 13. Assistant-Treasurer. During the absence or disability of the treasurer, the assistant-treasurer, or if there are more than one, the one so designated by the secretary or by the Board, shall have all the powers and functions of the treasurer.

                        ARTICLE V -- STOCK CERTIFICATES

     SECTION 1. Certificates Representing Shares. The shares of the Corporation shall be represented by certificates signed by, or in the name of the Corporation by, the chairman or vice-chairman of the Board, or the president or a vice-president, and by the treasurer or an assistant-treasurer, or the secretary or an assistant-secretary of the Corporation and shall be sealed with the seal of the Corporation or a facsimile thereof.

     SECTION 2. Lost or Destroyed Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

     SECTION 3. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. No transfer shall be made within ten days next preceding the annual meeting of stockholders.

     SECTION 4. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by Delaware statutes.

     SECTION 5. Closing Transfer Books. The Board shall have the power to close the share transfer books of the Corporation for a period of not more than ten
(10) days during the thirty-day period immediately preceding (a) any stockholders' meeting, or (b) any date upon which stockholders shall be called upon to or have a right to take action without a meeting, or (c) any date fixed for the payment of a dividend or any other form of distribution, and only those stockholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of (a) receiving notice of or voting at such meeting, or (b) allowing them to take appropriate action, or (c) entitling them to receive any dividend or other form of distribution.

     SECTION 6. Dividends. Subject to the provisions of the Certificate of Incorporation and to applicable law, the Corporation may, from time to time, by action of its Board, declare and pay dividends or make other distribution on its outstanding shares in cash or in its own shares or in its bonds or other property, including the shares or bonds of other corporations, except when the Corporation is insolvent or would thereby be made insolvent.

     Dividends may be declared or paid and other distributions may be made out of surplus only, except as otherwise provided by statute.

                          ARTICLE VI -- CORPORATE SEAL

     The seal of the Corporation shall be circular in form and bear the name of the Corporation, the year of its organization and the words "Princeton Video Image, Inc., Corporate Seal 2001 Delaware." The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or any corporate obligation for payment of money may be a facsimile, engraved or printed.

                           ARTICLE VII -- FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of July of each year.

                         ARTICLE VIII -- BY-LAW CHANGES

     AMENDMENT, REPEAL, ADOPTION, ELECTION OF DIRECTORS.

     Except as otherwise provided in the Certificate of Incorporation, the Bylaws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be amended, repealed or adopted by the Board but any Bylaw adopted by the Board may be amended by the stockholders entitled to vote thereon.

     If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

                                REVOCABLE PROXY
                          PRINCETON VIDEO IMAGE, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

  The undersigned hereby constitutes and appoints Brown F. Williams, Samuel A. McCleary and Lawrence Epstein and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Princeton Video Image, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Company to be held at the Company's principal executive offices at 15 Princess Road, Lawrenceville, New Jersey at [Time], local time, on [Date], and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged.)

1. Approval of the Reorganization Agreement, dated as of December 28, 2000, as amended on February 4, 2001, between Presencia en Medios, S.A., Eduardo Sitt, David Sitt and Roberto Sonabend, Presencie in Media LLC, Virtual Advertisement LLC, PVILA, LLC, Princeton Video Image, Inc. and Princeton Video Image Latin America, LLC, and the transactions contemplated herein.

                         For       Against       Abstain
                         [ ]         [ ]           [ ]

2. Approval of the issuance and sale of shares of our common stock and warrants to purchase shares of our stock, including the shares of our common stock to be issued upon the exercise of the warrants, pursuant to a Stock and Warrant Purchase Agreement between Princeton Video Image, Inc. and PVI Holding, LLC, dated as of February 4, 2001.

                         For       Against       Abstain
                         [ ]         [ ]           [ ]

3. Approve a merger of PVI into a newly formed, wholly-owned Delaware corporation in order to change PVI's state of incorporation from New Jersey to Delaware.

                         For       Against       Abstain
                         [ ]         [ ]           [ ]

4. To conduct any other business that may properly be raised at the meeting, or any adjournment of the meeting.

                         For       Against       Abstain
                         [ ]         [ ]           [ ]

                        I Will     Will Not  Attend
                                               The
                         [ ]         [ ]       Meeting


Please be sure to sign and date this Proxy in the box below




_______________________________________________________________________________


                                            ___________________________________

_______________________________________________________________________________

 Dated:

________________________________________________________________________________
   Signature of Stockholder       Signature of Stockholder if held Jointly


  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.


   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                          PRINCETON VIDEO IMAGE, INC.

________________________________________________________________________________
 This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________